UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-02071

Exact name of registrant as specified in charter:	Delaware Group® Income Funds

Address of principal executive offices:	610 Market Street Philadelphia, PA 19106

Name and address of agent for service:	David F. Connor, Esq. 610 Market Street Philadelphia, PA 19106

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2023

Item 1. Reports to Stockholders

Annual report

Fixed income mutual funds

Delaware Corporate Bond Fund

Delaware Extended Duration Bond Fund

July 31, 2023

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and their summary prospectuses, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Funds are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Funds are governed by US laws and regulations.

This annual report is for the information of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of July 31, 2023, and subject to change for events occurring after such date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management reviews

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund	July 31, 2023 (Unaudited)

Performance preview (for the year ended July 31, 2023)

Delaware Corporate Bond Fund (Institutional Class shares)	1-year return	-1.91%
Delaware Corporate Bond Fund (Class A shares)	1-year return	-2.15%
Bloomberg US Corporate Bond Index (benchmark)	1-year return	-1.30%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Corporate Bond Fund, please see the table on page 6. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 9 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Delaware Extended Duration Bond Fund (Institutional Class shares)	1-year return	-4.90%
Delaware Extended Duration Bond Fund (Class A shares)	1-year return	-5.12%
Bloomberg Long US Corporate Index (benchmark)	1-year return	-3.78%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Extended Duration Bond Fund, please see the table on page 11.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 14 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Funds seek to provide investors with total return.

Market review

The Funds’ fiscal year ended July 31, 2023, began much as the previous period ended, with investment grade debt weakening further as the US Federal Reserve continued its assault on inflation by raising interest rates. In the final quarter of 2022, however, the investment grade market showed marked signs of improvement with indications that the Fed’s aggressive series of rate hikes was achieving its desired effect. That fueled investor demand as yields reached historically attractive levels. While the full calendar year 2022 was one of the weakest ever for fixed income markets, investors had cause for optimism when 2023 began.

Investor sentiment reversed abruptly in March 2023 with the collapse of Silicon Valley Bank (SVB). We held SVB in both Funds during the fiscal year; however, Delaware Extended Duration Bond Fund held no exposure to the name when the bank released the news. While the bank’s sudden failure was an isolated event involving a large percentage of uninsured deposits, mismatched liabilities, and inadequate risk management, it set off a near panic that threatened to engulf the entire regional banking sector. The Fed’s quick action, however, enabled banks to meet

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Portfolio management reviews

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

obligations without having to sell bonds at a loss, as SVB did (along with Signature Bank and First Republic). While that was sufficient to stabilize the US banking system, it did not prevent Credit Suisse Group from succumbing to investor pressure. Only the intervention of the Swiss authorities, which engineered a takeover by UBS Group, eased the looming banking crisis.

Throughout the fiscal period, we anticipated several potential pitfalls that, surprisingly in our view, did not materialize. The war in Ukraine is a case in point. Starting just months before the Funds’ fiscal year began, the conflict continued throughout the 12-month period. As did most of Europe, we anticipated supply disruptions, particularly for food, energy, and several vital commodities. We thought that the war, taking place in the breadbasket of Europe, would have an adverse impact throughout the region and beyond. Early in the war, Russia shut down a large natural gas supply that threatened the winter heating season in Europe. This pressured energy prices, and food prices increased as well – though perhaps due largely to overall inflation already being high due to factors unrelated to the war – but all in all, we were surprised by how well financial markets navigated the situation.

Our concern about Europe was much broader than the war in Ukraine. When Credit Suisse showed signs of distress, we thought that higher energy costs, food shortages, and supply disruptions combined with banking turmoil would lead the region into a recession. Here again, our concern did not manifest itself. Demand, and the ability to navigate the supply-side disruptions, has been noteworthy, in our view.

We think that central banks – the Fed and the European Central Bank (ECB) in particular – deserve credit for their handling of the inflationary pressures that took hold in the wake of the pandemic and the lifting of economic lockdowns. In all candor, we thought the Fed should have gone more slowly and waited to see if negative effects resulted from its aggressive rate-tightening regime. The Fed raised rates seven times during the 12-month period, taking the federal funds rate from 2.25% in August 2022 to 5.25% in July 2023. Much to our surprise, the housing market barely reacted, labor markets were incredibly resilient, and bank lending conditions didn’t cause massive deterioration on Main Street. While you could argue that SVB, Signature Bank, First Republic, and Credit Suisse were casualties, we think that was the direct result of management teams that took their eye off the ball from a risk-management perspective. After four to five years of near-zero interest rates, the Fed has taken notable steps towards achieving its goal without severe damage to the economy.

The ECB has been just as aggressive, with similar results. For the past few years, interest rates in Europe had been near zero, even negative. In just 18 months, though, the ECB brought rates nearly in line with the Fed. That has created a bit of a headwind for US credit markets. With higher interest rates, investing in Europe became more attractive than it had been for the past five years. While the investment grade market in the US had benefited from offshore investors’ demand, we were not surprised that as European rates increased, the US market grew less attractive to offshore investors.

What did surprise us is that demand for investment grade corporate bonds increased from US entities during the same period. Now that yields are in the 5.5% to 6.0% range, we’re seeing increased demand domestically from pension funds, companies, and individual

2

investors. As the fiscal period came to a close, inflation was still stubbornly elevated. But at these yields, even if inflation recedes, the real yield could exceed anything that investors have seen in years. In the near term, we believe investors’ return on fixed income may even exceed the return on stocks in a mediocre equity market.

High yield bonds outperformed investment grade credits during the Fund’s fiscal year. High yield benefited from less rate sensitivity when rates steadily advanced early in the fiscal year. More recently, macroeconomic conditions were favorable, and investor sentiment was positive. With investors holding the Fed in a favorable light, a risk-on mood generated strong performance in high yield.

Source: Bloomberg, unless otherwise noted.

Within the Funds

For the fiscal year ended July 31, 2023, Delaware Corporate Bond Fund posted a negative return and underperformed its benchmark, the Bloomberg US Corporate Bond Index. The Fund’s Institutional Class shares fell 1.91%. The Fund’s Class A shares declined 2.15% at net asset value and fell 6.53% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark declined 1.30%. For complete, annualized performance of Delaware Corporate Bond Fund, please see the table on page 6.

During the same period, Delaware Extended Duration Bond Fund posted a negative return and underperformed its benchmark, the Bloomberg Long US Corporate Index. The Fund’s Institutional Class shares fell 4.90%. The Fund’s Class A shares declined 5.12% at net asset value and fell 9.42% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark declined 3.78%. For complete, annualized performance of Delaware Extended Duration Bond Fund, please see the table on page 11.

Duration, a measure of a portfolio’s sensitivity to higher interest rates, was the chief culprit in the underperformance of both Funds. With the longer duration of the Funds’ holdings on average, higher interest rates drove the prices of credits held in the portfolios lower. Given the difficulties in navigating a fraught investment environment, we think it is notable that we had only a few investments that particularly underperformed, the first and most significant of which was SVB in Delaware Corporate Bond Fund. On the plus side, both Funds benefited from out-of-benchmark investments in high yield securities, which generally outperformed their investment grade counterparts through the fiscal year by virtue of their inherent lower duration.

Both Funds performed well in the last five months of 2022. When the Fed began raising rates in March 2022, we tried to insulate the Funds from further rate increases by reducing duration. Whereas in the previous fiscal period we thought that rates would not rise as rapidly as they did, in this past period we took a more cautious approach. We expected that rates would continue to rise and that credit spreads, the difference in yield between corporate bonds and Treasurys, would widen. Higher interest rates and tighter lending conditions have historically led to wider credit spreads. We think spreads were highly optimistic, reflecting investors’ belief that the Fed would engineer a soft landing. Consequently, we were more prepared for volatility in the spread market.

3

Portfolio management reviews

Delaware Corporate Bond Fund and

Delaware Extended Duration Bond Fund

Delaware Corporate Bond Fund

Early in the Fund’s fiscal year, we were concerned that a consumer slowdown, higher inflation that adversely affected profit margins, and the ongoing war in Ukraine were all risks confronting the Fund. We wanted to adopt a more defensive position and we achieved that by increasing the credit quality of the Fund’s portfolio.

We began by reducing the Fund’s overweight to BBB-rated bonds and investing in higher-quality credits. We purchased higher-quality bonds, such as Alphabet Inc. (Google), at very low dollar prices. That enabled us to create a convex profile in the Fund, meaning that if rates continued to go up, there would be less pressure on the price of those bonds.

As 2023 began, we also reduced the Fund’s exposure to high yield securities. When investing in high yield, we want to feel compelled that the valuations of high yield warrant going out of index into that part of the asset class. When both valuations and risks increased, however, we reduced the Fund’s exposure to high yield from 12.0% at the beginning of the fiscal year to 10.5% at the end of the fiscal year.

During the fiscal year, the Fund benefited by underweighting longer-dated issues in the healthcare, pharmaceutical, and food and beverage industries. Usually considered defensive businesses, valuations in these industries had become high, and long-duration credits were volatile. The Fund also benefited from security selection in capital goods, particularly its investments in aerospace-defense and building materials. Finance was another contributor, stemming from the Fund’s exposure to shorter-dated aircraft lessors that reported solid operating metrics during the 12-month period.

Banking was the weakest-performing sector during the fiscal period, due to the Fund’s exposure to regional banking, especially SVB. We generally consider regional banks to be more defensive than the large money-center banks, given that the smaller banks engage in less trading and merger and acquisition activity, which can be problematic when capital markets enter a downturn. As a result, the Fund’s overweight to regional banks, driven by our defensive mindset, underperformed in the SVB debacle.

The Fund’s overweight to utilities, traditionally a longer-duration sector, also detracted from performance during a period of rising interest rates, while the Fund’s exposure to basic industry suffered from poor security selection within the paper and metals and mining sectors. The Fund also had exposure to Treasurys that detracted from performance. As part of our defensive posture, we had built up some cash in the portfolio, which has no duration. We hedged that with Treasurys, to add some duration. But in a period of rising interest rates, that detracted from performance.

Looking at individual credits, defense contractor Lockheed Martin Corp. contributed to the Fund’s performance as its credit rating improved. Oracle Corp. also contributed to performance, owing to an attractively priced issue. Morgan Stanley performed well with an attractively priced new issue. Additionally, a new attractively priced issue from Southern California Gas, a subsidiary of Sempra Energy, also contributed to performance during the 12-month period.

SVB, PacifiCorp, and UBS Group AG were the leading detractors from the Fund’s performance during the fiscal year. Bonds issued by PacifiCorp declined after the

4

company was found liable for damages related to 2020 wildfires in Oregon. UBS detracted from performance due to its acquisition of Credit Suisse Group. Despite the takeover, the financial collapse of Credit Suisse resulted in its bonds underperforming.

During the fiscal year, we made minimal use of US Treasury futures to adjust the overall duration of the Fund. This exposure had no material impact on Fund performance.

Delaware Extended Duration Bond Fund

Delaware Extended Duration Bond Fund is designed to provide investors with access to the long end of the US investment grade corporate market. The management of the Fund is strategically similar to that of Delaware Corporate Bond Fund. Since many companies do not issue longer-duration bonds, however, we seek out additional opportunities as needed to complete the Fund’s portfolio.

During periods of rising rates, including this fiscal year, Delaware Extended Duration Bond Fund is at a distinct disadvantage. With its emphasis on longer-duration issues, the Fund is more sensitive to higher rates than Delaware Corporate Bond Fund. However, offsetting that built-in headwind, the Fund benefited by virtue of having less exposure to the banking sector than Delaware Corporate Bond Fund. We tend not to find much value in the long bonds of banks, so the Fund’s exposure to the sector was much more in line with the Index and thus did not detract significantly from performance.

The Fund benefited from underweight positions in the transportation and communication sectors. The Fund’s less-then-benchmark exposure contributed to performance in these sectors that typically feature longer-duration issues.

Conversely, the Fund’s overweight exposure to both insurance and utilities, also traditionally long-duration sectors, detracted from performance in a period of rising interest rates. In the energy sector, adverse security selection within the independent and refining subsectors detracted from performance.

Like Delaware Corporate Bond Fund, Lockheed Martin and Oracle Corp. also added to performance in Delaware Extended Duration Bond Fund, for the reasons mentioned earlier.

Again, similar to Delaware Corporate Bond Fund, PacifiCorp was a leading detractor from performance during the fiscal period. JPMorgan Chase & Co. detracted from performance as its significant overweight to the long end of the credit curve underperformed the benchmark. AT&T Inc. also underperformed due to concerns that lead cables buried decades ago were a potential environmental liability.

During the fiscal year, the Fund made minimal use of Treasury futures to hedge out unwanted exposures to the Treasury yield curve. That exposure had no material impact on Fund performance.

5

Performance summaries

Delaware Corporate Bond Fund	July 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 1998)
Excluding sales charge	-2.15%	+1.52%	+2.32%	—
Including sales charge	-6.53%	+0.60%	+1.85%	—
Class C (Est. September 15, 1998)
Excluding sales charge	-2.87%	+0.76%	+1.54%	—
Including sales charge	-3.82%	+0.76%	+1.54%	—
Class R (Est. June 2, 2003)
Excluding sales charge	-2.33%	+1.24%	+2.05%	—
Including sales charge	-2.33%	+1.24%	+2.05%	—
Institutional Class (Est. September 15, 1998)
Excluding sales charge	-1.91%	+1.77%	+2.57%	—
Including sales charge	-1.91%	+1.77%	+2.57%	—
Class R6 (Est. January 31, 2019)
Excluding sales charge	-1.71%	—	—	+1.64%
Including sales charge	-1.71%	—	—	+1.64%
Bloomberg US Corporate Bond Index	-1.30%	+1.67%	+2.58%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 8. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

6

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

7

Performance summaries

Delaware Corporate Bond Fund

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	0.91%	1.66%	1.16%	0.66%	0.57%
Net expenses (including fee waivers, if any)	0.82%	1.57%	1.07%	0.57%	0.48%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
8

Performance of a $10,000 investment1

For the period July 31, 2013 through July 31, 2023

	Starting value	Ending value
Bloomberg US Corporate Bond Index	$10,000	$12,907
Delaware Corporate Bond Fund − Institutional Class shares	$10,000	$12,890
Delaware Corporate Bond Fund − Class A shares	$9,550	$12,008

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 8. Please note additional details on pages 6 through 10.

The graph also assumes $10,000 invested in the Bloomberg US Corporate Bond Index as of July 31, 2013. The Bloomberg US Corporate Bond Index, formerly also known as the Bloomberg US Corporate Investment Grade Index, is composed of US dollar-denominated, investment grade corporate bonds that are SEC-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least one year to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

9

Performance summaries

Delaware Corporate Bond Fund

	Nasdaq symbols	CUSIPs
Class A	DGCAX	245908785
Class C	DGCCX	245908769
Class R	DGCRX	245908744
Institutional Class	DGCIX	245908751
Class R6	DGCZX	24610J100
10

Performance summaries

Delaware Extended Duration Bond Fund	July 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. September 15, 1998)
Excluding sales charge	-5.12%	+0.70%	+2.78%	—
Including sales charge	-9.42%	-0.23%	+2.30%	—
Class C (Est. September 15, 1998)
Excluding sales charge	-5.95%	-0.04%	+2.00%	—
Including sales charge	-6.86%	-0.04%	+2.00%	—
Class R (Est. October 3, 2005)
Excluding sales charge	-5.40%	+0.44%	+2.51%	—
Including sales charge	-5.40%	+0.44%	+2.51%	—
Institutional Class (Est. September 15, 1998)
Excluding sales charge	-4.90%	+0.95%	+3.03%	—
Including sales charge	-4.90%	+0.95%	+3.03%	—
Class R6 (Est. May 2, 2016)
Excluding sales charge	-4.74%	+1.05%	—	+1.69%
Including sales charge	-4.74%	+1.05%	—	+1.69%
Bloomberg Long US Corporate Index	-3.78%	+1.25%	+3.39%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 13. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold

11

Performance summaries

Delaware Extended Duration Bond Fund

without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

12

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favorable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term. Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

Fund expense ratios	Class A	Class C	Class R	Institutional Class	Class R6
Total annual operating expenses (without fee waivers)	1.01%	1.76%	1.26%	0.76%	0.66%
Net expenses (including fee waivers, if any)	0.82%	1.57%	1.07%	0.57%	0.47%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual
13

Performance summaries

Delaware Extended Duration Bond Fund

Performance of a $10,000 investment1

For the period July 31, 2013 through July 31, 2023

	Starting value	Ending value
Bloomberg Long US Corporate Index	$10,000	$13,963
Delaware Extended Duration Bond Fund − Institutional Class shares	$10,000	$13,480
Delaware Extended Duration Bond Fund − Class A shares	$9,550	$12,550

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 13. Please note additional details on pages 11 through 15.

The graph also assumes $10,000 invested in the Bloomberg Long US Corporate Index as of July 31, 2013. The Bloomberg Long US Corporate Index is composed of US dollar-denominated, investment grade corporate bonds that are SEC-registered or 144A with registration rights, and issued by industrial, utility, and financial companies. All bonds in the index have at least 10 years to maturity.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

14

	Nasdaq symbols	CUSIPs
Class A	DEEAX	245908835
Class C	DEECX	245908819
Class R	DEERX	245908728
Institutional Class	DEEIX	245908793
Class R6	DEZRX	245908629
15

Disclosure of Fund expenses

For the six-month period from February 1, 2023 to July 31, 2023 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2023 to July 31, 2023.

Actual expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Funds’ expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

16

Delaware Corporate Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/23	Ending Account Value 7/31/23	Annualized Expense Ratio	Expenses Paid During Period 2/1/23 to 7/31/23*
Actual Fund return†
Class A	$1,000.00	$987.30	0.82%	$4.04
Class C	1,000.00	983.00	1.57%	7.72
Class R	1,000.00	985.50	1.07%	5.27
Institutional Class	1,000.00	988.50	0.57%	2.81
Class R6	1,000.00	988.90	0.48%	2.37
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.73	0.82%	$4.11
Class C	1,000.00	1,017.01	1.57%	7.85
Class R	1,000.00	1,019.49	1.07%	5.36
Institutional Class	1,000.00	1,021.97	0.57%	2.86
Class R6	1,000.00	1,022.41	0.48%	2.41

Delaware Extended Duration Bond Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 2/1/23	Ending Account Value 7/31/23	Annualized Expense Ratio	Expenses Paid During Period 2/1/23 to 7/31/23*
Actual Fund return†
Class A	$1,000.00	$976.80	0.82%	$4.02
Class C	1,000.00	972.50	1.57%	7.68
Class R	1,000.00	975.00	1.07%	5.24
Institutional Class	1,000.00	977.90	0.57%	2.80
Class R6	1,000.00	978.50	0.47%	2.31
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.73	0.82%	$4.11
Class C	1,000.00	1,017.01	1.57%	7.85
Class R	1,000.00	1,019.49	1.07%	5.36
Institutional Class	1,000.00	1,021.97	0.57%	2.86
Class R6	1,000.00	1,022.46	0.47%	2.36

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

17

Disclosure of Fund expenses

For the six-month period from February 1, 2023 to July 31, 2023 (Unaudited)

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Funds’ expenses reflected on the previous page, each Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The tables on the previous page do not reflect the expenses of any Underlying Funds.

18

Security type / sector allocations

Delaware Corporate Bond Fund	As of July 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bonds	0.42%
Corporate Bonds	88.70%
Banking	20.56%
Basic Industry	1.26%
Brokerage	1.00%
Capital Goods	3.75%
Communications	9.43%
Consumer Cyclical	4.79%
Consumer Non-Cyclical	8.17%
Electric	10.77%
Energy	8.04%
Finance Companies	3.32%
Insurance	5.97%
Natural Gas	1.61%
Real Estate Investment Trusts	1.23%
Technology	5.81%
Transportation	2.99%
Municipal Bonds	0.25%
Loan Agreements	1.03%
US Treasury Obligations	6.87%
Convertible Preferred Stock	0.29%
Short-Term Investments	1.84%
Total Value of Securities	99.40%
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%
19

Security type / sector allocations

Delaware Extended Duration Bond Fund	As of July 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.14%
Corporate Bonds	90.57%
Banking	10.83%
Basic Industry	1.53%
Brokerage	0.63%
Capital Goods	4.76%
Communications	9.78%
Consumer Cyclical	4.23%
Consumer Non-Cyclical	12.05%
Electric	13.24%
Energy	12.35%
Finance Companies	1.08%
Insurance	8.48%
Natural Gas	3.83%
Technology	4.44%
Transportation	2.78%
Utilities	0.56%
Municipal Bonds	1.99%
US Treasury Obligations	3.65%
Convertible Preferred Stock	0.90%
Short-Term Investments	1.16%
Total Value of Securities	98.41%
Receivables and Other Assets Net of Liabilities	1.59%
Total Net Assets	100.00%
20

Schedules of investments

Delaware Corporate Bond Fund	July 31, 2023

	Principal amount°	Value (US $)
Convertible Bonds — 0.42%
Kaman 3.25% exercise price $65.26, maturity date 5/1/24	3,500,000	$3,381,000
Spirit Airlines 1.00% exercise price $42.10, maturity date 5/15/26	1,790,000	1,584,485
Total Convertible Bonds (cost $5,106,654)		4,965,485

Corporate Bonds — 88.70%
Banking — 20.56%
Banco Santander
5.588% 8/8/28	5,400,000	5,400,000
6.921% 8/8/33	2,600,000	2,600,000
Bank of America
2.482% 9/21/36 µ	5,855,000	4,490,787
2.972% 2/4/33 µ	5,795,000	4,843,977
6.204% 11/10/28 µ	9,785,000	10,062,057
Bank of New York Mellon
4.70% 9/20/25 µ, ψ	8,770,000	8,583,882
5.802% 10/25/28 µ	699,000	714,048
5.834% 10/25/33 µ	8,386,000	8,689,934
Barclays
6.224% 5/9/34 µ	3,210,000	3,241,151
7.385% 11/2/28 µ	2,450,000	2,579,186
Citigroup
5.61% 9/29/26 µ	5,900,000	5,889,995
6.174% 5/25/34 µ	5,080,000	5,162,894
Citizens Bank 6.064% 10/24/25 µ	3,040,000	2,944,423
Credit Agricole 144A 5.514% 7/5/33 #	8,330,000	8,405,185
Credit Suisse 7.95% 1/9/25	10,335,000	10,572,552
Deutsche Bank
6.72% 1/18/29 µ	4,839,000	4,931,300
7.146% 7/13/27 µ	3,240,000	3,306,116
Fifth Third Bancorp 6.339% 7/27/29 µ	2,910,000	2,964,675
Fifth Third Bank 5.852% 10/27/25 µ	5,745,000	5,656,723
Goldman Sachs Group 1.542% 9/10/27 µ	13,429,000	11,858,260
Huntington National Bank
4.552% 5/17/28 µ	9,151,000	8,697,576
5.65% 1/10/30	2,590,000	2,543,890
JPMorgan Chase & Co.
1.764% 11/19/31 µ	9,750,000	7,701,546
5.35% 6/1/34 µ	14,890,000	15,002,802
21

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
KeyBank
4.15% 8/8/25	1,189,000	$1,138,327
5.00% 1/26/33	8,105,000	7,327,602
5.85% 11/15/27	3,703,000	3,632,978
KeyCorp
3.878% 5/23/25 µ	3,180,000	2,994,633
4.789% 6/1/33 µ	1,285,000	1,140,993
Morgan Stanley
1.928% 4/28/32 µ	3,765,000	2,946,931
2.484% 9/16/36 µ	5,529,000	4,240,485
5.25% 4/21/34 µ	1,879,000	1,855,567
5.424% 7/21/34 µ	5,620,000	5,617,721
6.138% 10/16/26 µ	1,105,000	1,119,055
6.342% 10/18/33 µ	3,510,000	3,733,718
PNC Bank 4.05% 7/26/28	8,420,000	7,798,275
PNC Financial Services Group
5.068% 1/24/34 µ	3,080,000	2,972,714
5.671% 10/28/25 µ	3,820,000	3,802,353
Popular
6.125% 9/14/23	5,020,000	5,014,730
7.25% 3/13/28	6,010,000	6,076,170
SVB Financial Group
1.80% 2/2/31 ‡	2,597,000	1,620,995
2.10% 5/15/28 ‡	995,000	677,540
4.00% 5/15/26 ‡, ψ	2,647,000	179,373
4.57% 4/29/33 ‡	2,833,000	1,902,889
Truist Bank 2.636% 9/17/29 µ	10,460,000	9,700,643
Truist Financial
4.95% 9/1/25 µ, ψ	8,635,000	8,166,074
6.123% 10/28/33 µ	2,311,000	2,371,339
US Bancorp
2.491% 11/3/36 µ	3,030,000	2,282,203
4.653% 2/1/29 µ	4,687,000	4,500,492
5.727% 10/21/26 µ	1,787,000	1,793,397
Wells Fargo & Co. 5.557% 7/25/34 µ	3,750,000	3,766,220
		245,216,376
Basic Industry — 1.26%
Celanese US Holdings 6.05% 3/15/25	5,915,000	5,911,815
Graphic Packaging International 144A 3.50% 3/1/29 #	3,155,000	2,751,264
Newmont 2.80% 10/1/29	1,945,000	1,684,516
22

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Basic Industry (continued)
Sherwin-Williams 2.90% 3/15/52	7,185,000	$4,660,119
		15,007,714
Brokerage — 1.00%
Jefferies Financial Group
2.625% 10/15/31	10,260,000	8,031,529
5.875% 7/21/28	1,835,000	1,831,596
6.50% 1/20/43	2,090,000	2,081,953
		11,945,078
Capital Goods — 3.75%
Amphenol 2.20% 9/15/31	3,205,000	2,610,744
Ardagh Metal Packaging Finance USA 144A 4.00% 9/1/29 #	3,515,000	2,878,505
Ashtead Capital
144A 1.50% 8/12/26 #	6,880,000	6,055,307
144A 5.95% 10/15/33 #	2,465,000	2,460,924
Boeing 3.75% 2/1/50	8,110,000	6,165,064
Lockheed Martin 4.75% 2/15/34	4,545,000	4,519,592
Pactiv Evergreen Group Issuer 144A 4.00% 10/15/27 #	3,385,000	3,051,730
Raytheon Technologies 5.15% 2/27/33	12,520,000	12,535,029
RTX 3.03% 3/15/52	1,775,000	1,209,940
Waste Connections 2.95% 1/15/52	4,760,000	3,212,607
		44,699,442
Communications — 9.43%
Altice France 144A 5.125% 1/15/29 #	3,720,000	2,596,243
AMC Networks 4.75% 8/1/25	3,325,000	2,948,794
AT&T 3.50% 9/15/53	16,060,000	10,900,825
CCO Holdings
144A 4.50% 6/1/33 #	945,000	748,629
144A 4.75% 2/1/32 #	3,870,000	3,198,592
144A 6.375% 9/1/29 #	2,005,000	1,918,947
Cellnex Finance 144A 3.875% 7/7/41 #	6,857,000	4,964,673
Charter Communications Operating 3.85% 4/1/61	9,995,000	6,078,044
Comcast
2.80% 1/15/51	14,135,000	9,241,513
4.80% 5/15/33	5,425,000	5,370,787
Crown Castle
1.05% 7/15/26	3,925,000	3,459,103
2.10% 4/1/31	5,665,000	4,518,991
CSC Holdings 144A 4.50% 11/15/31 #	5,855,000	4,206,306
Directv Financing 144A 5.875% 8/15/27 #	3,965,000	3,582,869
23

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
Discovery Communications 4.00% 9/15/55	9,185,000	$6,094,237
Sprint Capital 6.875% 11/15/28	5,025,000	5,331,270
Sprint Spectrum 144A 4.738% 9/20/29 #	1,835,312	1,815,428
Time Warner Cable 7.30% 7/1/38	2,930,000	2,989,522
T-Mobile USA
3.375% 4/15/29	13,605,000	12,256,579
5.05% 7/15/33	4,870,000	4,767,863
Verizon Communications 2.875% 11/20/50	7,895,000	5,022,223
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	3,458,000	3,195,490
VZ Secured Financing 144A 5.00% 1/15/32 #	2,540,000	2,066,410
Warnermedia Holdings 6.412% 3/15/26	5,220,000	5,229,617
		112,502,955
Consumer Cyclical — 4.79%
ADT Security 144A 4.875% 7/15/32 #	3,663,000	3,148,898
Amazon.com 2.50% 6/3/50	15,385,000	10,036,095
Aptiv 3.10% 12/1/51	10,601,000	6,664,701
Ford Motor Credit
6.95% 3/6/26	2,435,000	2,461,201
6.95% 6/10/26	3,410,000	3,440,349
General Motors Financial
5.85% 4/6/30	9,085,000	9,079,781
6.40% 1/9/33	3,795,000	3,906,795
Mercedes-Benz Finance North America
144A 5.05% 8/3/33 #	2,100,000	2,090,718
144A 5.10% 8/3/28 #	5,055,000	5,049,035
Toyota Motor 5.123% 7/13/33	3,315,000	3,394,913
VICI Properties 4.95% 2/15/30	8,305,000	7,865,243
		57,137,729
Consumer Non-Cyclical — 8.17%
Amgen
5.15% 3/2/28	2,220,000	2,221,911
5.25% 3/2/30	2,310,000	2,325,912
5.25% 3/2/33	7,515,000	7,502,985
Astrazeneca Finance 4.875% 3/3/28	4,580,000	4,589,742
Baxter International 3.132% 12/1/51	6,660,000	4,435,731
Bimbo Bakeries USA 144A 4.00% 5/17/51 #	3,540,000	2,818,760
Bunge Limited Finance 2.75% 5/14/31	7,475,000	6,325,680
Cigna Group 5.685% 3/15/26	7,970,000	7,975,177
24

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
CVS Health
2.70% 8/21/40	12,941,000	$8,989,789
4.78% 3/25/38	1,816,000	1,676,974
5.25% 1/30/31	2,015,000	2,016,109
Eli Lilly & Co. 5.00% 2/27/26	3,320,000	3,323,593
HCA
3.50% 7/15/51	6,074,000	4,179,015
5.20% 6/1/28	2,425,000	2,405,665
JBS USA LUX 144A 3.00% 2/2/29 #	3,287,000	2,820,961
Merck & Co. 2.75% 12/10/51	4,532,000	3,060,953
Perrigo Finance Unlimited 4.375% 3/15/26	7,415,000	7,040,685
Pfizer Investment Enterprises
4.75% 5/19/33	4,935,000	4,904,272
5.11% 5/19/43	3,430,000	3,406,338
5.30% 5/19/53	2,860,000	2,940,957
Royalty Pharma 3.35% 9/2/51	14,781,000	9,446,570
US Foods 144A 4.75% 2/15/29 #	3,265,000	3,005,946
		97,413,725
Electric — 10.77%
AEP Texas 5.40% 6/1/33	1,655,000	1,659,492
American Electric Power 5.699% 8/15/25	3,235,000	3,240,362
Appalachian Power 4.50% 8/1/32	7,500,000	7,051,693
Berkshire Hathaway Energy 2.85% 5/15/51	5,078,000	3,278,751
CenterPoint Energy Houston Electric 4.95% 4/1/33	6,175,000	6,162,756
Commonwealth Edison 2.75% 9/1/51	5,025,000	3,213,795
Constellation Energy Generation 5.60% 3/1/28	3,460,000	3,501,300
Consumers Energy 4.625% 5/15/33	3,800,000	3,711,852
Duke Energy Carolinas 4.95% 1/15/33	2,892,000	2,880,565
Duke Energy Indiana 5.40% 4/1/53	3,355,000	3,376,251
Duke Energy Ohio 5.25% 4/1/33	2,405,000	2,434,608
Edison International 8.125% 6/15/53 µ	4,766,000	4,891,536
Eversource Energy 5.45% 3/1/28	3,605,000	3,657,731
Exelon 5.30% 3/15/33	2,065,000	2,065,377
Fells Point Funding Trust 144A 3.046% 1/31/27 #	4,685,000	4,319,972
IPALCO Enterprises 4.25% 5/1/30	2,525,000	2,303,855
Liberty Utilities Finance GP 1 144A 2.05% 9/15/30 #	3,000,000	2,343,983
Louisville Gas and Electric 5.45% 4/15/33	2,935,000	3,004,872
NextEra Energy Capital Holdings
3.00% 1/15/52	6,630,000	4,355,755
6.051% 3/1/25	5,160,000	5,199,634
25

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
NRG Energy 144A 2.45% 12/2/27 #	2,470,000	$2,098,110
Oglethorpe Power
3.75% 8/1/50	5,235,000	3,868,040
4.50% 4/1/47	5,500,000	4,520,266
5.25% 9/1/50	6,830,000	6,329,077
Pacific Gas and Electric
3.30% 8/1/40	1,125,000	774,821
3.50% 8/1/50	1,690,000	1,096,459
4.60% 6/15/43	4,405,000	3,334,103
PacifiCorp 2.90% 6/15/52	13,799,000	8,444,552
Public Service Co. of Oklahoma 3.15% 8/15/51	4,285,000	2,853,225
San Diego Gas & Electric 3.32% 4/15/50	2,270,000	1,610,501
Southern California Edison 3.45% 2/1/52	1,680,000	1,189,753
Vistra Operations
144A 3.55% 7/15/24 #	6,327,000	6,149,952
144A 5.125% 5/13/25 #	5,920,000	5,785,173
WEC Energy Group 5.15% 10/1/27	7,770,000	7,771,967
		128,480,139
Energy — 8.04%
BP Capital Markets 4.875% 3/22/30 µ, ψ	8,805,000	8,214,184
BP Capital Markets America
2.939% 6/4/51	2,260,000	1,535,585
4.812% 2/13/33	4,968,000	4,889,499
Cheniere Energy Partners 144A 5.95% 6/30/33 #	3,620,000	3,667,567
ConocoPhillips 5.30% 5/15/53	3,415,000	3,454,415
Diamondback Energy
3.125% 3/24/31	6,845,000	5,943,406
4.25% 3/15/52	3,735,000	2,904,929
Enbridge 5.75% 7/15/80 µ	4,710,000	4,311,113
Energy Transfer
6.25% 4/15/49	3,410,000	3,354,382
6.50% 11/15/26 µ, ψ	9,654,000	8,768,796
Enterprise Products Operating
3.30% 2/15/53	10,375,000	7,341,268
5.35% 1/31/33	905,000	923,575
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	4,041,612	3,271,888
Kinder Morgan
4.80% 2/1/33	2,410,000	2,286,527
5.20% 6/1/33	9,915,000	9,686,560
26

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Marathon Oil 5.20% 6/1/45	3,040,000	$2,639,349
Occidental Petroleum 6.125% 1/1/31	7,140,000	7,299,722
Targa Resources Partners
4.00% 1/15/32	2,880,000	2,527,661
5.00% 1/15/28	10,334,000	9,931,627
6.875% 1/15/29	2,882,000	2,934,912
		95,886,965
Finance Companies — 3.32%
AerCap Ireland Capital DAC
1.65% 10/29/24	1,845,000	1,743,949
3.00% 10/29/28	8,720,000	7,612,568
3.40% 10/29/33	7,268,000	5,817,596
Air Lease
2.20% 1/15/27	1,050,000	941,665
2.875% 1/15/32	3,880,000	3,127,679
4.125% 12/15/26 µ, ψ	4,080,000	2,968,363
5.85% 12/15/27	2,290,000	2,310,746
Aviation Capital Group
144A 1.95% 1/30/26 #	7,443,000	6,691,051
144A 1.95% 9/20/26 #	2,180,000	1,910,536
144A 5.50% 12/15/24 #	1,540,000	1,513,640
144A 6.25% 4/15/28 #	1,107,000	1,108,145
144A 6.375% 7/15/30 #	3,820,000	3,807,818
		39,553,756
Insurance — 5.97%
American International Group 5.125% 3/27/33	5,430,000	5,342,526
Aon 5.00% 9/12/32	2,925,000	2,891,744
Athene Global Funding
144A 1.985% 8/19/28 #	15,617,000	12,844,979
144A 2.50% 3/24/28 #	3,455,000	2,953,678
144A 2.717% 1/7/29 #	3,515,000	2,933,485
Athene Holding 3.45% 5/15/52	3,215,000	2,060,016
Berkshire Hathaway Finance 3.85% 3/15/52	6,515,000	5,342,142
Brighthouse Financial 4.70% 6/22/47	2,152,000	1,659,768
Global Atlantic 144A 4.70% 10/15/51 #, µ	5,070,000	3,658,550
Hartford Financial Services Group 2.90% 9/15/51	3,625,000	2,386,166
Humana 5.75% 3/1/28	984,000	1,005,028
New York Life Global Funding
144A 1.20% 8/7/30 #	4,355,000	3,364,244
144A 4.85% 1/9/28 #	4,650,000	4,616,294
27

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
Prudential Financial 3.70% 10/1/50 µ	7,005,000	$5,989,267
UnitedHealth Group
4.20% 5/15/32	2,875,000	2,742,155
4.50% 4/15/33	9,297,000	9,060,939
5.05% 4/15/53	2,364,000	2,326,962
		71,177,943
Natural Gas — 1.61%
Sempra
4.125% 4/1/52 µ	2,775,000	2,283,011
4.875% 10/15/25 µ, ψ	6,363,000	6,028,942
Southern California Gas
5.20% 6/1/33	4,295,000	4,257,746
6.35% 11/15/52	2,780,000	3,069,430
Spire Missouri 4.80% 2/15/33	3,695,000	3,630,822
		19,269,951
Real Estate Investment Trusts — 1.23%
Alexandria Real Estate Equities 4.75% 4/15/35	3,590,000	3,352,354
American Homes 4 Rent 3.625% 4/15/32	4,840,000	4,206,558
Extra Space Storage 2.35% 3/15/32	9,040,000	7,127,694
		14,686,606
Technology — 5.81%
Alphabet 2.05% 8/15/50	10,280,000	6,343,654
Apple
4.30% 5/10/33	705,000	701,496
4.85% 5/10/53	3,215,000	3,277,379
Autodesk 2.40% 12/15/31	7,435,000	6,099,886
Broadcom 144A 3.469% 4/15/34 #	9,922,000	8,144,397
CDW 3.276% 12/1/28	11,570,000	10,124,618
CoStar Group 144A 2.80% 7/15/30 #	4,235,000	3,544,889
Entegris Escrow
144A 4.75% 4/15/29 #	3,650,000	3,408,384
144A 5.95% 6/15/30 #	3,680,000	3,532,720
Leidos 2.30% 2/15/31	2,201,000	1,763,011
Marvell Technology
1.65% 4/15/26	4,460,000	4,038,696
2.45% 4/15/28	2,820,000	2,470,401
Micron Technology 5.875% 9/15/33	5,885,000	5,858,483
28

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Oracle
3.60% 4/1/50	3,410,000	$2,426,154
4.65% 5/6/30	1,445,000	1,399,509
5.55% 2/6/53	2,235,000	2,145,090
Sensata Technologies 144A 3.75% 2/15/31 #	4,715,000	3,986,673
		69,265,440
Transportation — 2.99%
Air Canada 144A 3.875% 8/15/26 #	6,285,000	5,838,138
American Airlines 144A 5.50% 4/20/26 #	5,545,833	5,468,120
Burlington Northern Santa Fe 2.875% 6/15/52	8,087,000	5,477,078
DAE Funding
144A 1.55% 8/1/24 #	2,260,000	2,155,170
144A 3.375% 3/20/28 #	1,105,000	995,229
Delta Air Lines 144A 7.00% 5/1/25 #	6,212,000	6,358,824
ERAC USA Finance
144A 4.90% 5/1/33 #	2,305,000	2,272,113
144A 5.40% 5/1/53 #	1,445,000	1,449,441
Mileage Plus Holdings 144A 6.50% 6/20/27 #	4,092,000	4,095,455
United Airlines 2019-1 Class AA Pass Through Trust Series 2019-1 AA 4.15% 2/25/33 ♦	1,665,184	1,525,471
		35,635,039
Total Corporate Bonds (cost $1,151,624,630)		1,057,878,858

Municipal Bonds — 0.25%
Commonwealth of Puerto Rico (Restructured)
Series A-1 2.993% 7/1/24^	29,562	28,394
Series A-1 4.00% 7/1/35	132,326	122,572
Series A-1 4.00% 7/1/37	140,560	126,321
GDB Debt Recovery Authority of Puerto Rico (Taxable) 7.50% 8/20/40	3,335,429	2,743,391
Total Municipal Bonds (cost $3,472,794)		3,020,678
29

Schedules of investments

Delaware Corporate Bond Fund

	Principal amount°	Value (US $)
Loan Agreements — 1.03%
Horizon Therapeutics USA Tranche B-2 7.156% (SOFR01M + 1.86%) 3/15/28 ●	2,824,975	$2,823,797
Standard Industries 7.906% (SOFR01M + 2.50%) 9/22/28 ●	9,427,701	9,456,088
Total Loan Agreements (cost $12,125,745)		12,279,885

US Treasury Obligations — 6.87%
US Treasury Bonds
3.625% 2/15/53	23,035,000	21,490,936
3.625% 5/15/53	12,410,000	11,595,594
3.875% 2/15/43	4,160,000	3,975,400
US Treasury Notes
3.375% 5/15/33	1,035,000	987,374
3.50% 1/31/30	20,090,000	19,395,874
3.75% 6/30/30	3,300,000	3,235,547
4.00% 6/30/28	16,765,000	16,631,405
4.50% 7/15/26	4,670,000	4,669,088
Total US Treasury Obligations (cost $82,533,852)		81,981,218

	Number of shares
Convertible Preferred Stock — 0.29%
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	22,731	1,049,490
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ω	2,808	2,386,800
Total Convertible Preferred Stock (cost $4,053,107)		3,436,290

Short-Term Investments — 1.84%
Money Market Mutual Funds — 1.84%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.15%)	5,469,764	5,469,764
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.16%)	5,469,764	5,469,764
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.29%)	5,469,764	5,469,764

30

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.19%)	5,469,763	$5,469,763
Total Short-Term Investments (cost $21,879,055)		21,879,055
Total Value of Securities—99.40% (cost $1,280,795,837)		$1,185,441,469

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2023, the aggregate value of Rule 144A securities was $197,119,438, which represents 16.53% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
‡	Non-income producing security. Security is currently in default.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
●	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

DAC – Designated Activity Company

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

See accompanying notes, which are an integral part of the financial statements.

31

Schedules of investments

Delaware Extended Duration Bond Fund	July 31, 2023

	Principal amount°	Value (US $)
Convertible Bond — 0.14%
Spirit Airlines 1.00% exercise price $42.10, maturity date 5/15/26	680,000	$601,927
Total Convertible Bond (cost $590,862)		601,927

Corporate Bonds — 90.57%
Banking — 10.83%
Banco Santander 6.921% 8/8/33	800,000	800,000
Bank of America
2.676% 6/19/41 µ	5,675,000	4,024,298
2.972% 2/4/33 µ	2,010,000	1,680,137
Bank of New York Mellon 4.70% 9/20/25 µ, ψ	2,600,000	2,544,823
Barclays 6.224% 5/9/34 µ	1,960,000	1,979,020
Citigroup 6.174% 5/25/34 µ	2,425,000	2,464,571
Credit Suisse 7.95% 1/9/25	2,475,000	2,531,888
Deutsche Bank 7.146% 7/13/27 µ	2,025,000	2,066,322
Fifth Third Bancorp 6.339% 7/27/29 µ	1,015,000	1,034,070
JPMorgan Chase & Co.
1.764% 11/19/31 µ	1,010,000	797,801
3.109% 4/22/51 µ	8,795,000	6,200,092
5.35% 6/1/34 µ	3,050,000	3,073,106
KeyCorp 3.878% 5/23/25 µ	2,145,000	2,019,965
Morgan Stanley
2.484% 9/16/36 µ	455,000	348,964
2.802% 1/25/52 µ	7,065,000	4,637,723
5.25% 4/21/34 µ	630,000	622,143
5.424% 7/21/34 µ	1,960,000	1,959,205
6.342% 10/18/33 µ	1,275,000	1,356,265
Truist Financial 4.95% 9/1/25 µ, ψ	3,440,000	3,253,190
Wells Fargo & Co. 5.557% 7/25/34 µ	1,305,000	1,310,645
		44,704,228
Basic Industry — 1.53%
Graphic Packaging International 144A 3.50% 3/1/29 #	1,265,000	1,103,122
Packaging Corp. of America
3.05% 10/1/51	2,915,000	1,919,157
4.05% 12/15/49	2,200,000	1,733,501
Sherwin-Williams 2.90% 3/15/52	2,415,000	1,566,344
		6,322,124
32

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Brokerage — 0.63%
Jefferies Financial Group
5.875% 7/21/28	640,000	$638,813
6.50% 1/20/43	1,985,000	1,977,357
		2,616,170
Capital Goods — 4.76%
Ardagh Metal Packaging Finance USA 144A 4.00% 9/1/29 #	1,285,000	1,052,312
Boeing 3.75% 2/1/50	2,685,000	2,041,085
Northrop Grumman 4.95% 3/15/53	5,060,000	4,872,646
Pactiv Evergreen Group Issuer 144A 4.00% 10/15/27 #	1,315,000	1,185,532
Parker-Hannifin 4.00% 6/14/49	2,780,000	2,307,437
Rockwell Automation 2.80% 8/15/61	1,585,000	1,011,245
RTX 3.03% 3/15/52	3,000,000	2,044,969
Waste Connections 2.95% 1/15/52	7,590,000	5,122,624
		19,637,850
Communications — 9.78%
Altice France 144A 5.125% 1/15/29 #	1,425,000	994,529
AT&T 3.50% 9/15/53	7,295,000	4,951,526
CCO Holdings
144A 4.75% 2/1/32 #	1,460,000	1,206,704
144A 6.375% 9/1/29 #	675,000	646,030
Cellnex Finance 144A 3.875% 7/7/41 #	2,311,000	1,673,233
Charter Communications Operating 3.85% 4/1/61	4,745,000	2,885,474
Comcast 2.80% 1/15/51	7,860,000	5,138,895
Crown Castle 2.90% 4/1/41	6,430,000	4,428,199
CSC Holdings 144A 4.50% 11/15/31 #	2,230,000	1,602,060
Directv Financing 144A 5.875% 8/15/27 #	1,400,000	1,265,073
Discovery Communications 4.00% 9/15/55	4,283,000	2,841,766
Time Warner Cable 7.30% 7/1/38	2,360,000	2,407,943
T-Mobile USA
3.00% 2/15/41	6,080,000	4,407,603
5.75% 1/15/54	770,000	786,980
Verizon Communications 2.875% 11/20/50	5,225,000	3,323,764
Virgin Media Secured Finance 144A 5.50% 5/15/29 #	1,135,000	1,048,838
VZ Secured Financing 144A 5.00% 1/15/32 #	955,000	776,938
		40,385,555
Consumer Cyclical — 4.23%
ADT Security 144A 4.875% 7/15/32 #	1,365,000	1,173,422
Amazon.com 2.50% 6/3/50	5,715,000	3,728,065
Aptiv 3.10% 12/1/51	3,744,000	2,353,801
33

Schedules of investments

Delaware Extended Duration Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Cyclical (continued)
Ford Motor Credit 6.95% 6/10/26	2,020,000	$2,037,978
General Motors 5.40% 4/1/48	1,165,000	1,015,611
General Motors Financial 6.40% 1/9/33	1,280,000	1,317,707
Lowe’s 2.80% 9/15/41	5,360,000	3,778,601
Toyota Motor 5.123% 7/13/33	2,000,000	2,048,213
		17,453,398
Consumer Non-Cyclical — 12.05%
AbbVie 4.25% 11/21/49	4,400,000	3,778,149
Amgen 5.65% 3/2/53	6,130,000	6,152,867
Anheuser-Busch InBev Worldwide 4.60% 4/15/48	4,335,000	3,967,720
Baxter International 3.132% 12/1/51	6,225,000	4,146,010
Bimbo Bakeries USA 144A 4.00% 5/17/51 #	1,385,000	1,102,820
CVS Health
2.70% 8/21/40	4,166,000	2,894,016
4.78% 3/25/38	2,585,000	2,387,103
HCA 3.50% 7/15/51	3,596,000	2,474,109
JBS USA LUX 144A 4.375% 2/2/52 #	2,580,000	1,859,213
Merck & Co. 2.75% 12/10/51	8,650,000	5,842,287
Nestle Holdings 144A 2.625% 9/14/51 #	3,365,000	2,276,255
Pfizer Investment Enterprises
5.11% 5/19/43	1,130,000	1,122,204
5.30% 5/19/53	940,000	966,608
Royalty Pharma 3.35% 9/2/51	9,283,000	5,932,786
Takeda Pharmaceutical 3.175% 7/9/50	4,290,000	2,997,999
US Foods 144A 4.75% 2/15/29 #	2,000,000	1,841,315
		49,741,461
Electric — 13.24%
Arizona Public Service
4.20% 8/15/48	2,720,000	2,132,824
4.25% 3/1/49	2,324,000	1,823,620
Baltimore Gas and Electric 4.55% 6/1/52	2,540,000	2,262,626
Berkshire Hathaway Energy 2.85% 5/15/51	1,048,000	676,670
CenterPoint Energy Houston Electric 5.30% 4/1/53	1,310,000	1,335,134
Commonwealth Edison 2.75% 9/1/51	4,745,000	3,034,718
Duke Energy 5.00% 8/15/52	2,490,000	2,265,867
Duke Energy Carolinas 5.35% 1/15/53	4,215,000	4,239,058
Edison International 8.125% 6/15/53 µ	1,814,000	1,861,781
Entergy Arkansas 3.35% 6/15/52	550,000	392,889
Evergy Kansas Central 3.25% 9/1/49	1,117,000	794,620
Exelon 5.60% 3/15/53	795,000	795,005
34

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Florida Power & Light 2.875% 12/4/51	1,820,000	$1,241,661
NextEra Energy Capital Holdings 3.00% 1/15/52	6,085,000	3,997,703
Northern States Power 5.10% 5/15/53	1,310,000	1,283,250
NSTAR Electric 4.95% 9/15/52	2,635,000	2,554,536
Oglethorpe Power
3.75% 8/1/50	3,190,000	2,357,029
4.50% 4/1/47	3,380,000	2,777,909
5.05% 10/1/48	1,295,000	1,147,209
Pacific Gas and Electric
3.30% 8/1/40	1,105,000	761,046
4.60% 6/15/43	1,500,000	1,135,336
PacifiCorp 2.90% 6/15/52	6,055,000	3,705,469
Public Service Co. of Oklahoma 3.15% 8/15/51	1,680,000	1,118,651
San Diego Gas & Electric 3.32% 4/15/50	1,195,000	847,819
Southern California Edison
3.45% 2/1/52	1,700,000	1,203,917
3.65% 2/1/50	1,125,000	844,291
4.125% 3/1/48	1,488,000	1,210,613
Southwestern Electric Power 3.25% 11/1/51	3,535,000	2,360,276
Tampa Electric 3.45% 3/15/51	4,087,000	2,900,129
Virginia Electric and Power 2.95% 11/15/51	2,420,000	1,617,711
		54,679,367
Energy — 12.35%
BP Capital Markets 4.875% 3/22/30 µ, ψ	2,400,000	2,238,960
BP Capital Markets America 2.939% 6/4/51	6,320,000	4,294,203
ConocoPhillips 5.30% 5/15/53	1,125,000	1,137,984
Diamondback Energy 4.25% 3/15/52	6,275,000	4,880,437
Enbridge 5.75% 7/15/80 µ	1,840,000	1,684,172
Energy Transfer
5.00% 5/15/50	2,500,000	2,118,361
6.25% 4/15/49	780,000	767,278
6.50% 11/15/26 µ, ψ	2,197,000	1,995,551
Enterprise Products Operating
3.20% 2/15/52	3,648,000	2,541,010
3.30% 2/15/53	4,175,000	2,954,197
Galaxy Pipeline Assets Bidco 144A 2.94% 9/30/40 #	1,491,265	1,207,253
Kinder Morgan
3.25% 8/1/50	5,860,000	3,798,800
5.45% 8/1/52	1,405,000	1,299,146
35

Schedules of investments

Delaware Extended Duration Bond Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Northern Natural Gas 144A 3.40% 10/16/51 #	4,505,000	$3,075,208
NuStar Logistics 6.375% 10/1/30	2,000,000	1,930,700
Occidental Petroleum
4.40% 4/15/46	2,505,000	1,985,826
6.125% 1/1/31	1,615,000	1,651,128
Shell International Finance 3.00% 11/26/51	6,620,000	4,621,787
Targa Resources 6.50% 2/15/53	3,015,000	3,112,151
Williams 3.50% 10/15/51	5,285,000	3,682,241
		50,976,393
Finance Companies — 1.08%
AerCap Holdings 5.875% 10/10/79 µ	260,000	251,718
AerCap Ireland Capital DAC 3.40% 10/29/33	3,945,000	3,157,735
Air Lease 4.125% 12/15/26 µ, ψ	1,470,000	1,069,484
		4,478,937
Insurance — 8.48%
Aon 2.90% 8/23/51	5,477,000	3,556,131
Arthur J Gallagher & Co. 3.50% 5/20/51	4,805,000	3,440,584
Athene Holding
3.45% 5/15/52	1,215,000	778,513
3.95% 5/25/51	945,000	658,653
Brighthouse Financial
3.85% 12/22/51	811,000	524,600
4.70% 6/22/47	1,449,000	1,117,567
Chubb INA Holdings 2.85% 12/15/51	2,255,000	1,548,099
Elevance Health 4.55% 5/15/52	3,920,000	3,470,960
Global Atlantic 144A 4.70% 10/15/51 #, µ	1,980,000	1,428,783
Hartford Financial Services Group 2.90% 9/15/51	5,520,000	3,633,554
Marsh & McLennan 5.45% 3/15/53	4,230,000	4,298,695
MetLife 5.00% 7/15/52	4,400,000	4,133,166
Old Republic International 3.85% 6/11/51	1,565,000	1,117,316
Travelers 5.45% 5/25/53	1,905,000	1,989,060
UnitedHealth Group 5.05% 4/15/53	3,380,000	3,327,043
		35,022,724
Natural Gas — 3.83%
Atmos Energy 2.85% 2/15/52	2,825,000	1,897,347
Piedmont Natural Gas 3.64% 11/1/46	4,035,000	2,865,398
Sempra
4.125% 4/1/52 µ	510,000	419,580
4.875% 10/15/25 µ, ψ	1,148,000	1,087,730
Southern California Gas 4.30% 1/15/49	4,500,000	3,747,039
36

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Natural Gas (continued)
Southwest Gas
3.80% 9/29/46	2,150,000	$1,541,411
4.15% 6/1/49	2,430,000	1,868,564
Spire Missouri 3.30% 6/1/51	3,440,000	2,404,955
		15,832,024
Technology — 4.44%
Alphabet 2.05% 8/15/50	8,405,000	5,186,616
Apple
2.70% 8/5/51	2,780,000	1,923,546
4.85% 5/10/53	1,065,000	1,085,664
Broadcom 144A 3.137% 11/15/35 #	3,330,000	2,556,941
Entegris Escrow 144A 5.95% 6/15/30 #	1,300,000	1,247,972
Micron Technology 5.875% 9/15/33	1,960,000	1,951,168
Oracle
3.60% 4/1/50	3,659,000	2,603,313
5.55% 2/6/53	1,831,000	1,757,342
		18,312,562
Transportation — 2.78%
Air Canada 144A 3.875% 8/15/26 #	2,070,000	1,922,824
American Airlines 144A 5.50% 4/20/26 #	1,782,917	1,757,933
Burlington Northern Santa Fe 2.875% 6/15/52	2,825,000	1,913,286
Canadian Pacific Railway 3.10% 12/2/51	2,675,000	1,872,746
DAE Funding 144A 3.375% 3/20/28 #	415,000	373,774
ERAC USA Finance 144A 5.40% 5/1/53 #	2,390,000	2,397,345
Mileage Plus Holdings 144A 6.50% 6/20/27 #	1,240,000	1,241,047
		11,478,955
Utilities — 0.56%
Essential Utilities 4.276% 5/1/49	2,876,000	2,311,203
		2,311,203
Total Corporate Bonds (cost $443,049,785)		373,952,951

Municipal Bonds — 1.99%
Commonwealth of Puerto Rico (Restructured)
Series A 2.993% 7/1/24^	11,206	10,763
Series A-1 4.00% 7/1/35	50,160	46,463
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	1,254,156	1,031,544
37

Schedules of investments

Delaware Extended Duration Bond Fund

	Principal amount°	Value (US $)
Municipal Bonds (continued)
Long Island, New York Power Authority Electric System Revenue Series B 5.85% 5/1/41	3,600,000	$3,667,284
Metropolitan Transportation Authority Revenue Series A-2 6.089% 11/15/40	3,205,000	3,473,002
Total Municipal Bonds (cost $8,077,318)		8,229,056

US Treasury Obligations — 3.65%
US Treasury Bonds
3.625% 2/15/53	8,910,000	8,312,752
3.625% 5/15/53	6,445,000	6,022,047
3.875% 2/15/43	770,000	735,831
Total US Treasury Obligations (cost $15,419,242)		15,070,630

	Number of shares
Convertible Preferred Stock — 0.90%
Bank of America 7.25% exercise price $50.00 ω	1,360	1,656,480
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	14,912	688,487
Lyondellbasell Advanced Polymers 6.00% exercise price $52.33 ω	1,597	1,357,450
Total Convertible Preferred Stock (cost $4,194,315)		3,702,417

Short-Term Investments — 1.16%
Money Market Mutual Funds — 1.16%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.15%)	1,193,584	1,193,584
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.16%)	1,193,584	1,193,584
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.29%)	1,193,584	1,193,584
38

	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.19%)	1,193,584	$1,193,584
Total Short-Term Investments (cost $4,774,336)		4,774,336
Total Value of Securities—98.41% (cost $476,105,858)		$406,331,317

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2023, the aggregate value of Rule 144A securities was $38,016,476, which represents 9.21% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
ω	Perpetual security with no stated maturity date.

Summary of abbreviations:

DAC – Designated Activity Company

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

39

Statements of assets and liabilities	July 31, 2023

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Assets:
Investments, at value*	$1,185,441,469	$406,331,317
Cash	91,928	7,898
Dividends and interest receivable	13,938,095	5,323,120
Receivable for securities sold	10,944,688	1,268,372
Receivable for fund shares sold	2,332,684	1,909,825
Prepaid expenses	38,565	46,694
Other assets	9,447	3,582
Total Assets	1,212,796,876	414,890,808
Liabilities:
Payable for securities purchased	15,139,753	800,000
Payable for fund shares redeemed	2,216,547	688,873
Distribution payable	1,931,853	44,417
Other accrued expenses	493,942	310,498
Investment management fees payable to affiliates	278,230	79,476
Administration expenses payable to affiliates	64,738	48,958
Distribution fees payable to affiliates	62,420	14,533
Total Liabilities	20,187,483	1,986,755
Total Net Assets	$1,192,609,393	$412,904,053

Net Assets Consist of:
Paid-in capital	$1,456,516,345	$539,237,119
Total distributable earnings (loss)	(263,906,952)	(126,333,066)
Total Net Assets	$1,192,609,393	$412,904,053
40

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Net Asset Value

Class A:
Net assets	$233,495,343	$43,304,547
Shares of beneficial interest outstanding, unlimited authorization, no par	15,472,211	3,008,039
Net asset value per share	$15.09	$14.40
Sales charge	4.50%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$15.80	$15.08

Class C:
Net assets	$11,481,867	$3,743,146
Shares of beneficial interest outstanding, unlimited authorization, no par	760,721	260,222
Net asset value per share	$15.09	$14.38

Class R:
Net assets	$7,613,371	$4,730,993
Shares of beneficial interest outstanding, unlimited authorization, no par	504,056	328,019
Net asset value per share	$15.10	$14.42

Institutional Class:
Net assets	$924,988,892	$345,298,540
Shares of beneficial interest outstanding, unlimited authorization, no par	61,296,805	24,034,322
Net asset value per share	$15.09	$14.37

Class R6:
Net assets	$15,029,920	$15,826,827
Shares of beneficial interest outstanding, unlimited authorization, no par	996,590	1,100,715
Net asset value per share	$15.08	$14.38

*Investments, at cost	$1,280,795,837	$476,105,858

See accompanying notes, which are an integral part of the financial statements.

41

Statements of operations	Year ended July 31, 2023

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Investment Income:
Interest	$54,078,571	$19,224,288
Dividends	2,069,524	712,108
	56,148,095	19,936,396

Expenses:
Management fees	5,707,945	2,175,945
Distribution expenses — Class A	632,471	124,423
Distribution expenses — Class C	130,194	43,379
Distribution expenses — Class R	41,900	25,476
Dividend disbursing and transfer agent fees and expenses	1,418,552	542,022
Accounting and administration expenses	216,310	102,089
Reports and statements to shareholders expenses	134,393	52,597
Registration fees	134,067	90,089
Legal fees	103,678	44,986
Trustees’ fees and expenses	54,469	21,261
Custodian fees	45,665	8,742
Audit and tax fees	45,191	45,191
Other	97,668	53,969
	8,762,503	3,330,169
Less expenses waived	(1,222,962)	(892,791)
Less expenses paid indirectly	(341)	(44)
Total operating expenses	7,539,200	2,437,334
Net Investment Income (Loss)	48,608,895	17,499,062
42

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(96,760,269)	$(42,116,886)
Foreign currencies	176,347	58,816
Foreign currency exchange contracts	(161,393)	(53,843)
Futures contracts	22,152	7,049
Options purchased	(630)	(205)
Options written	12,950	4,345
Net realized gain (loss)	(96,710,843)	(42,100,724)

Net change in unrealized appreciation (depreciation) on:
Investments	19,867,956	4,518,919
Options written	(3,872)	(1,383)
Net change in unrealized appreciation (depreciation)	19,864,084	4,517,536
Net Realized and Unrealized Gain (Loss)	(76,846,759)	(37,583,188)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(28,237,864)	$(20,084,126)

See accompanying notes, which are an integral part of the financial statements.

43

Statements of changes in net assets

Delaware Corporate Bond Fund

	Year ended
	7/31/23	7/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$48,608,895	$35,429,187
Net realized gain (loss)	(96,710,843)	(50,406,272)
Net change in unrealized appreciation (depreciation)	19,864,084	(179,532,012)
Net increase (decrease) in net assets resulting from operations	(28,237,864)	(194,509,097)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(9,712,558)	(16,079,147)
Class C	(401,106)	(858,429)
Class R	(300,143)	(492,487)
Institutional Class	(36,835,466)	(45,575,390)
Class R6	(489,239)	(529,812)
	(47,738,512)	(63,535,265)

Capital Share Transactions:
Proceeds from shares sold:
Class A	27,362,573	31,818,415
Class C	3,291,472	2,590,744
Class R	1,402,136	1,803,944
Institutional Class	452,865,598	540,621,303
Class R6	5,930,353	4,583,181

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	8,914,166	15,010,949
Class C	349,964	766,552
Class R	297,994	491,081
Institutional Class	19,477,779	29,700,204
Class R6	317,623	428,765
	520,209,658	627,815,138
44

	Year ended
	7/31/23	7/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(72,656,627)	$(104,971,738)
Class C	(7,232,527)	(11,422,953)
Class R	(2,972,212)	(3,438,764)
Institutional Class	(447,334,559)	(467,733,349)
Class R6	(2,766,011)	(1,514,701)
	(532,961,936)	(589,081,505)
Increase (decrease) in net assets derived from capital share transactions	(12,752,278)	38,733,633
Net Decrease in Net Assets	(88,728,654)	(219,310,729)

Net Assets:
Beginning of year	1,281,338,047	1,500,648,776
End of year	$1,192,609,393	$1,281,338,047

See accompanying notes, which are an integral part of the financial statements.

45

Statements of changes in net assets

Delaware Extended Duration Bond Fund

	Year ended
	7/31/23	7/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$17,499,062	$16,583,393
Net realized gain (loss)	(42,100,724)	(5,836,806)
Net change in unrealized appreciation (depreciation)	4,517,536	(120,731,674)
Net increase (decrease) in net assets resulting from operations	(20,084,126)	(109,985,087)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(2,045,525)	(6,861,085)
Class C	(145,890)	(533,847)
Class R	(197,123)	(558,490)
Institutional Class	(14,174,005)	(30,946,647)
Class R6	(542,230)	(1,338,802)
	(17,104,773)	(40,238,871)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,624,411	8,345,796
Class C	592,865	427,503
Class R	1,228,630	1,038,551
Institutional Class	147,308,828	111,528,548
Class R6	5,992,316	5,415,600

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	1,965,635	6,742,603
Class C	142,123	527,072
Class R	196,885	558,211
Institutional Class	13,554,338	29,697,854
Class R6	529,912	1,338,417
	178,135,943	165,620,155
46

	Year ended
	7/31/23	7/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(26,429,731)	$(21,978,244)
Class C	(1,826,230)	(2,642,980)
Class R	(1,678,688)	(2,616,360)
Institutional Class	(118,155,255)	(97,645,636)
Class R6	(1,342,120)	(51,208,958)
	(149,432,024)	(176,092,178)
Increase (decrease) in net assets derived from capital share transactions	28,703,919	(10,472,023)
Net Decrease in Net Assets	(8,484,980)	(160,695,981)

Net Assets:
Beginning of year	421,389,033	582,085,014
End of year	$412,904,053	$421,389,033

See accompanying notes, which are an integral part of the financial statements.

47

Financial highlights

Delaware Corporate Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

48

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$16.01	$19.47	$19.62	$17.91	$16.83

0.48	0.45	0.45	0.51	0.63
(0.85)	(3.10)	0.03	1.74	1.11
(0.37)	(2.65)	0.48	2.25	1.74

(0.55)	(0.51)	(0.51)	(0.54)	(0.66)
—	(0.30)	(0.12)	—	—
(0.55)	(0.81)	(0.63)	(0.54)	(0.66)

$15.09	$16.01	$19.47	$19.62	$17.91

(2.15)%	(13.91)%	2.47%	12.90%	10.65%

$233,495	$285,977	$412,495	$199,500	$168,910
0.82%	0.82%	0.82%	0.82%	0.82%
0.92%	0.91%	0.91%	0.91%	0.92%
3.92%	2.49%	2.31%	2.71%	3.68%
3.82%	2.40%	2.22%	2.62%	3.58%
109%	109%	123%	172%	173%
49

Financial highlights

Delaware Corporate Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

50

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$16.01	$19.47	$19.62	$17.91	$16.83

0.39	0.30	0.30	0.36	0.51
(0.87)	(3.07)	0.03	1.77	1.11
(0.48)	(2.77)	0.33	2.13	1.62

(0.44)	(0.39)	(0.36)	(0.42)	(0.54)
—	(0.30)	(0.12)	—	—
(0.44)	(0.69)	(0.48)	(0.42)	(0.54)

$15.09	$16.01	$19.47	$19.62	$17.91

(2.87)%	(14.55)%	1.70%	12.05%	9.83%

$11,482	$15,995	$28,365	$48,283	$68,277
1.57%	1.57%	1.57%	1.57%	1.57%
1.67%	1.66%	1.66%	1.66%	1.67%
3.17%	1.74%	1.56%	1.96%	2.93%
3.07%	1.65%	1.47%	1.87%	2.83%
109%	109%	123%	172%	173%
51

Financial highlights

Delaware Corporate Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

52

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$16.02	$19.50	$19.62	$17.94	$16.86

0.45	0.39	0.39	0.45	0.57
(0.86)	(3.09)	0.06	1.74	1.14
(0.41)	(2.70)	0.45	2.19	1.71

(0.51)	(0.48)	(0.45)	(0.51)	(0.63)
—	(0.30)	(0.12)	—	—
(0.51)	(0.78)	(0.57)	(0.51)	(0.63)

$15.10	$16.02	$19.50	$19.62	$17.94

(2.33)%	(14.26)%	2.37%	12.43%	10.36%

$7,613	$9,419	$12,760	$14,107	$17,517
1.07%	1.07%	1.07%	1.07%	1.07%
1.17%	1.16%	1.16%	1.16%	1.17%
3.67%	2.24%	2.06%	2.46%	3.43%
3.57%	2.15%	1.97%	2.37%	3.33%
109%	109%	123%	172%	173%
53

Financial highlights

Delaware Corporate Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

54

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$16.01	$19.47	$19.62	$17.91	$16.83

0.52	0.48	0.48	0.54	0.66
(0.86)	(3.07)	0.06	1.77	1.11
(0.34)	(2.59)	0.54	2.31	1.77

(0.58)	(0.57)	(0.57)	(0.60)	(0.69)
—	(0.30)	(0.12)	—	—
(0.58)	(0.87)	(0.69)	(0.60)	(0.69)

$15.09	$16.01	$19.47	$19.62	$17.91

(1.91)%	(13.69)%	2.72%	13.18%	10.93%

$924,989	$957,741	$1,036,266	$903,456	$730,173
0.57%	0.57%	0.57%	0.57%	0.57%
0.67%	0.66%	0.66%	0.66%	0.67%
4.17%	2.74%	2.56%	2.96%	3.93%
4.07%	2.65%	2.47%	2.87%	3.83%
109%	109%	123%	172%	173%
55

Financial highlights

Delaware Corporate Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[3]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[3]	Calculated using average shares outstanding.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Portfolio turnover is representative of the Fund for the entire period.

See accompanying notes, which are an integral part of the financial statements.

56

				1/31/19[1]
Year ended				to
7/31/23[2]	7/31/22[2]	7/31/21[2]	7/31/20[2]	7/31/19[2]
$16.00	$19.47	$19.59	$17.91	$16.77

0.53	0.51	0.51	0.57	0.33
(0.86)	(3.11)	0.06	1.74	1.17
(0.33)	(2.60)	0.57	2.31	1.50

(0.59)	(0.57)	(0.57)	(0.63)	(0.36)
—	(0.30)	(0.12)	—	—
(0.59)	(0.87)	(0.69)	(0.63)	(0.36)

$15.08	$16.00	$19.47	$19.59	$17.91

(1.71)%	(13.78)%	2.97%	13.12%	8.98%

$15,030	$12,206	$10,763	$4,058	$2
0.48%	0.48%	0.48%	0.48%	0.48%
0.58%	0.57%	0.57%	0.57%	0.58%
4.27%	2.83%	2.65%	3.05%	4.01%
4.17%	2.74%	2.56%	2.96%	3.91%
109%	109%	123%	172%	173%[6]
57

Financial highlights

Delaware Extended Duration Bond Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

58

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$15.81	$21.36	$23.19	$20.52	$18.84

0.49	0.57	0.60	0.66	0.72
(1.34)	(4.62)	(0.36)	3.15	1.68
(0.85)	(4.05)	0.24	3.81	2.40

(0.56)	(0.60)	(0.63)	(0.69)	(0.72)
—	(0.90)	(1.44)	(0.45)	—
—	— [3]	—	—	—
(0.56)	(1.50)	(2.07)	(1.14)	(0.72)

$14.40	$15.81	$21.36	$23.19	$20.52

(5.12)%	(20.07)%	1.24%	19.19%	13.17%

$43,304	$66,508	$99,512	$130,678	$125,213
0.82%	0.82%	0.82%	0.82%	0.82%
1.05%	1.01%	0.99%	0.98%	0.98%
4.22%	3.09%	2.85%	3.16%	3.78%
3.99%	2.90%	2.68%	3.00%	3.62%
60%	76%	85%	108%	133%
59

Financial highlights

Delaware Extended Duration Bond Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

60

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$15.80	$21.36	$23.16	$20.49	$18.81

0.41	0.45	0.45	0.51	0.57
(1.37)	(4.66)	(0.33)	3.15	1.68
(0.96)	(4.21)	0.12	3.66	2.25

(0.46)	(0.45)	(0.48)	(0.54)	(0.57)
—	(0.90)	(1.44)	(0.45)	—
—	— [3]	—	—	—
(0.46)	(1.35)	(1.92)	(0.99)	(0.57)

$14.38	$15.80	$21.36	$23.16	$20.49

(5.95)%	(20.66)%	0.62%	18.32%	12.34%

$3,743	$5,319	$9,171	$13,859	$14,748
1.57%	1.57%	1.57%	1.57%	1.57%
1.80%	1.76%	1.74%	1.73%	1.73%
3.47%	2.34%	2.10%	2.41%	3.03%
3.24%	2.15%	1.93%	2.25%	2.87%
60%	76%	85%	108%	133%
61

Financial highlights

Delaware Extended Duration Bond Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

62

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$15.84	$21.42	$23.22	$20.55	$18.87

0.48	0.54	0.54	0.63	0.66
(1.38)	(4.68)	(0.30)	3.12	1.71
(0.90)	(4.14)	0.24	3.75	2.37

(0.52)	(0.54)	(0.60)	(0.63)	(0.69)
—	(0.90)	(1.44)	(0.45)	—
—	— [3]	—	—	—
(0.52)	(1.44)	(2.04)	(1.08)	(0.69)

$14.42	$15.84	$21.42	$23.22	$20.55

(5.40)%	(20.35)%	1.13%	18.87%	12.87%

$4,731	$5,489	$8,631	$12,065	$11,984
1.07%	1.07%	1.07%	1.07%	1.07%
1.30%	1.26%	1.24%	1.23%	1.23%
3.97%	2.84%	2.60%	2.91%	3.53%
3.74%	2.65%	2.43%	2.75%	3.37%
60%	76%	85%	108%	133%
63

Financial highlights

Delaware Extended Duration Bond Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

64

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$15.78	$21.33	$23.13	$20.46	$18.81

0.54	0.60	0.66	0.72	0.75
(1.36)	(4.62)	(0.33)	3.15	1.68
(0.82)	(4.02)	0.33	3.87	2.43

(0.59)	(0.63)	(0.69)	(0.75)	(0.78)
—	(0.90)	(1.44)	(0.45)	—
—	— [3]	—	—	—
(0.59)	(1.53)	(2.13)	(1.20)	(0.78)

$14.37	$15.78	$21.33	$23.13	$20.46

(4.90)%	(19.90)%	1.63%	19.54%	13.30%

$345,299	$332,410	$404,838	$377,316	$444,635
0.57%	0.57%	0.57%	0.57%	0.57%
0.80%	0.76%	0.74%	0.73%	0.73%
4.47%	3.34%	3.10%	3.41%	4.03%
4.24%	3.15%	2.93%	3.25%	3.87%
60%	76%	85%	108%	133%
65

Financial highlights

Delaware Extended Duration Bond Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[2]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

66

Year ended
7/31/23[1]	7/31/22[1]	7/31/21[1]	7/31/20[1]	7/31/19[1]
$15.79	$21.33	$23.16	$20.49	$18.81

0.56	0.69	0.69	0.75	0.78
(1.37)	(4.67)	(0.36)	3.12	1.68
(0.81)	(3.98)	0.33	3.87	2.46

(0.60)	(0.66)	(0.72)	(0.75)	(0.78)
—	(0.90)	(1.44)	(0.45)	—
—	— [3]	—	—	—
(0.60)	(1.56)	(2.16)	(1.20)	(0.78)

$14.38	$15.79	$21.33	$23.16	$20.49

(4.74)%	(19.83)%	1.58%	19.61%	13.56%

$15,827	$11,663	$59,933	$57,108	$44,970
0.47%	0.48%	0.48%	0.49%	0.49%
0.67%	0.66%	0.65%	0.63%	0.64%
4.57%	3.43%	3.19%	3.49%	4.11%
4.37%	3.25%	3.02%	3.35%	3.96%
60%	76%	85%	108%	133%
67

Notes to financial statements

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund	July 31, 2023

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Each Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities and credit default swap (CDS) and interest rate swap options contracts (swaptions) are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations and CDS and interest rate swap options contracts (swaptions) are then reviewed by DMC as part of its duties as the Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing

68

service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust’s Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended July 31, 2023, and for all open tax years (years ended July 31, 2020–July 31, 2022), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statements of operations.” During the year ended July 31, 2023, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of each Fund on the basis of “settled shares” of each class in relation to the net assets of each Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency

69

Notes to financial statements

Delaware Corporate Bond Fund and

Delaware Extended Duration Bond Fund

1. Significant Accounting Policies (continued)

transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds intend to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to each Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in

70

calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Each Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment advisors, an annual fee which is calculated daily and paid monthly based on each Fund’s average daily net assets as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
On the first $500 million	0.5000%	0.5500%
On the next $500 million	0.4750%	0.5000%
On the next $1.5 billion	0.4500%	0.4500%
In excess of $2.5 billion	0.4250%	0.4250%

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentage of each Fund’s average daily net assets from August 1, 2022 through July 31, 2023.* These waivers and reimbursements may

71

Notes to financial statements

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

	Operating expense limitation as a percentage of average daily net assets
Fund	Class A	Class C	Class R	Institutional Class	Class R6
Delaware Corporate Bond Fund	0.82%	1.57%	1.07%	0.57%	0.48%
Delaware Extended Duration Bond Fund	0.82%	1.57%	1.07%	0.57%	0.47	%*

*Effective November 28, 2022. For the period August 1, 2022 through November 27, 2022, the expense limitation for Delaware Extended Duration Bond Fund Class R6 shares was 0.48%.

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Funds, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended July 31, 2023, each Fund paid these services as follows:

Fund	Fees
Delaware Corporate Bond Fund	$38,831
Delaware Extended Duration Bond Fund	15,625

DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first

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$20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2023, each Fund paid for these services as follows:

Fund	Fees
Delaware Corporate Bond Fund	$74,107
Delaware Extended Duration Bond Fund	24,737

Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended July 31, 2023, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:

Fund	Fees
Delaware Corporate Bond Fund	$40,641
Delaware Extended Duration Bond Fund	17,781

For the year ended July 31, 2023, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Fund	Class A
Delaware Corporate Bond Fund	$4,374
Delaware Extended Duration Bond Fund	5,511
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Notes to financial statements

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended July 31, 2023, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Fund	Class A	Class C
Delaware Corporate Bond Fund	$2,085	$800
Delaware Extended Duration Bond Fund	389	205

Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended July 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:

Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Delaware Corporate Bond Fund	$1,044,136,158	$212,429,072	$1,097,050,984	$142,083,211
Delaware Extended Duration Bond Fund	217,896,962	41,138,782	203,898,861	25,550,253
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The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for each Fund were as follows:

Fund	Cost of investments	Aggregate unrealized appreciation of investments	Aggregate unrealized depreciation of investments	Net unrealized appreciation (depreciation) of investments
Delaware Corporate Bond Fund	$1,279,677,414	$6,358,999	$(103,802,546)	$(97,443,547)
Delaware Extended Duration Bond Fund	475,848,889	2,382,141	(72,120,169)	(69,738,028)

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
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Notes to financial statements

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

3. Investments (continued)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of July 31, 2023:

	Delaware Corporate Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bonds	$—	$4,965,485	$4,965,485
Convertible Preferred Stock	3,436,290	—	3,436,290
Corporate Bonds	—	1,057,878,858	1,057,878,858
Loan Agreements	—	12,279,885	12,279,885
Municipal Bonds	—	3,020,678	3,020,678
US Treasury Obligations	—	81,981,218	81,981,218
Short-Term Investments	21,879,055	—	21,879,055
Total Value of Securities	$25,315,345	$1,160,126,124	$1,185,441,469

	Delaware Extended Duration Bond Fund
	Level 1	Level 2	Total
Securities
Assets:
Convertible Bond	$—	$601,927	$601,927
Convertible Preferred Stock	3,702,417	—	3,702,417
Corporate Bonds	—	373,952,951	373,952,951
Municipal Bonds	—	8,229,056	8,229,056
US Treasury Obligations	—	15,070,630	15,070,630
Short-Term Investments	4,774,336	—	4,774,336
Total Value of Securities	$8,476,753	$397,854,564	$406,331,317

During the year ended July 31, 2023, there were no transfers into or out of Level 3 investments. Each Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

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A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to each Fund’s net assets. As of July 31, 2023, there were no Level 3 investments.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2023 and 2022 were as follows:

		Long-term
	Ordinary	capital
	income	gains	Total
Year ended July 31, 2023:
Delaware Corporate Bond Fund	$47,738,512	$—	$47,738,512
Delaware Extended Duration Bond Fund	17,104,773	—	17,104,773
Year ended July 31, 2022:
Delaware Corporate Bond Fund	53,572,160	9,963,105	63,535,265
Delaware Extended Duration Bond Fund	18,148,186	22,090,685	40,238,871

5. Components of Net Assets on a Tax Basis

As of July 31, 2023, the components of net assets on a tax basis were as follows:

	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Shares of beneficial interest	$1,456,516,345	$539,237,119
Undistributed ordinary income	1,782,432	1,186
Distributions payable	(1,931,853)	(44,417)
Capital loss carryforwards	(166,313,984)	(56,551,807)
Unrealized appreciation (depreciation) of investments	(97,443,547)	(69,738,028)
Net assets	$1,192,609,393	$412,904,053

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, market discount and premium on debt instruments, and amortization of premium on callable bonds.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2023, the Funds had no reclassifications.

77

Notes to financial statements

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

5. Components of Net Assets on a Tax Basis (continued)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:

	Loss carryforward character
	Short-term	Long-term	Total
Delaware Corporate Bond Fund	$83,572,511	$82,741,473	$166,313,984
Delaware Extended Duration Bond Fund	18,663,197	37,888,610	56,551,807
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6. Capital Shares

Transactions in capital shares were as follows:

	Delaware Corporate Bond Fund		Delaware Extended Duration Bond Fund
	Year ended		Year ended
	7/31/23	7/31/22	7/31/23	7/31/22
Shares sold:
Class A	2,272,949	5,443,132	508,459	1,337,245
Class C	251,873	433,994	46,895	67,345
Class R	163,730	299,973	91,531	172,780
Institutional Class	34,700,163	95,679,484	12,199,379	18,352,336
Class R6	416,319	820,125	424,493	965,481

Shares issued upon reinvestment of dividends and distributions:
Class A	683,655	2,511,328	162,757	1,053,227
Class C	27,019	127,460	11,555	81,859
Class R	22,854	82,052	15,722	86,807
Institutional Class	1,477,135	4,971,110	1,080,858	4,674,917
Class R6	24,262	72,244	42,007	204,748
	40,039,959	110,440,902	14,583,656	26,996,745

Shares from reverse stock split:[1]
Class A	(35,195,263)	(35,731,587)	(8,214,119)	(8,412,476)
Class C	(1,915,226)	(1,998,191)	(663,736)	(673,298)
Class R	(1,208,451)	(1,175,918)	(679,504)	(693,064)
Institutional Class	(120,376,929)	(119,672,963)	(42,864,097)	(42,132,746)
Class R6	(1,526,017)	(1,526,117)	(1,473,736)	(1,477,058)

Shares redeemed:
Class A	(5,886,510)	(17,912,950)	(2,067,772)	(3,742,384)
Class C	(600,231)	(1,934,051)	(144,439)	(427,734)
Class R	(237,954)	(582,527)	(139,326)	(429,594)
Institutional Class	(34,013,009)	(80,802,301)	(9,580,937)	(16,774,383)
Class R6	(207,150)	(262,597)	(107,636)	(7,378,161)
	(201,166,740)	(261,599,202)	(65,935,302)	(82,140,898)
Net decrease	(161,126,781)	(151,158,300)	(51,351,646)	(55,144,153)

[1]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 9, 2022. All historical capital shares information has been retroactively adjusted to reflect this reverse stock split.
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Notes to financial statements

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

6. Capital Shares (continued)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2023 and 2022, each Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Delaware Corporate Bond Fund
Year ended
7/31/23	102,031	7,047	50,876	9,995	104,139	45,952	$2,340,380
7/31/22	181,426	17,672	—	17,688	181,435	—	1,263,189
Delaware Extended Duration Bond Fund
Year ended
7/31/23	34,820	6,132	78,956	8,199	35,452	76,285	1,725,486
7/31/22	—	3,347	—	3,349	—	—	22,273

7. Line of Credit

Each Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, each Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

Each Fund had no amounts outstanding as of July 31, 2023, or at any time during the year then ended.

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8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to each Fund to cover each Fund’s exposure to the counterparty. No foreign currency exchange contracts were open at July 31, 2023.

During the year ended July 31, 2023, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Each Fund may use futures contracts in the normal course of pursuing its investment objective. Each Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, each Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent

81

Notes to financial statements

Delaware Corporate Bond Fund and

Delaware Extended Duration Bond Fund

8. Derivatives (continued)

payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No futures contracts were open at July 31, 2023.

During the year ended July 31, 2023, Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund used futures contracts to hedge currency risks associated with each Fund’s investments.

Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. No options contracts were open at July 31, 2023.

During the year ended July 31, 2023, each Fund used options contracts to receive premiums for writing options, to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and selling put options to purchase the underlying security for each Fund at a price lower than the current market value of the security.

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The effect of derivative instruments on the “Statements of operations” for the year ended July 31, 2023 was as follows:

Delaware Corporate Bond Fund	Net Realized Gain (loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Total
Currency contracts	$(161,393)	$—	$—	$—	$(161,393)
Interest rate contracts	—	22,152	—	—	22,152
Credit contracts	—	—	(630)	12,950	12,320
Total	$(161,393)	$22,152	$(630)	$12,950	$(126,921)

Net Change in Unrealized Appreciation (Depreciation) on:
Options Written
Credit contracts	$(3,872)

Delaware Extended Duration Bond Fund	Net Realized Gain (loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Total
Currency contracts	$(53,843)	$—	$—	$—	$(53,843)
Interest rate contracts	—	7,049	—	—	7,049
Credit contracts	—	—	(205)	4,345	4,140
Total	$(53,843)	$7,049	$(205)	$4,345	$(42,654)

Net Change in Unrealized Appreciation (Depreciation) on:
Options Written
Credit contracts	$(1,383)
83

Notes to financial statements

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

8. Derivatives (continued)

The table below summarizes the average daily balance of derivative holdings by each Fund during the year ended July 31, 2023:

	Long Derivative Volume
	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Options contracts (average notional value)*	$2,929	$953

	Short Derivative Volume
	Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
Foreign currency exchange contracts (average notional value)	$445,225	$148,511
Futures contracts (average notional value)	414,044	131,741
Options contracts (average notional value)*	2,782	905

*Long represents purchased options and short represents written options.

9. Securities Lending

Each Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security

84

on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.

At July 31, 2023, each Fund had no securities out on loan.

10. Credit and Market Risk

The global outbreak of COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The

85

Notes to financial statements

Delaware Corporate Bond Fund and

Delaware Extended Duration Bond Fund

10. Credit and Market Risk (continued)

impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund’s performance.

Each Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Service LLC, lower than Baa3 by Moody’s Investors Service, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average, which are also the subject of recent reform.

Each Fund invests in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Funds more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments

86

may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Funds may pay an assignment fee. On an ongoing basis, the Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds. There were no unfunded loan commitments at the year ended July 31, 2023.

Each Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will usually not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, each Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedules of investments.”

87

Notes to financial statements

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2023, that would require recognition or disclosure in the Funds’ financial statements.

88

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund (two of the funds constituting Delaware Group® Income Funds, hereafter collectively referred to as the “Funds”) as of July 31, 2023, the related statements of operations for the year ended July 31, 2023, the statements of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
September 21, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

89

Other Fund information (Unaudited)

Delaware Corporate Bond Fund and
Delaware Extended Duration Bond Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Funds have adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting each Fund’s acquisition of Illiquid investments if, immediately after the acquisition, each Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if each Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing each Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Funds during both normal and reasonably foreseeable stressed conditions; and (3) each Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of each Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. Each Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and each Fund’s liquidity needs. Each Fund’s HLIM is set at an appropriate level and the Funds complied with their HLIM at all times during the reporting period.

90

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of each Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of each Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended July 31, 2023, each Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)
Delaware Corporate Bond Fund	100.00%
Delaware Extended Duration Bond Fund	100.00%

(A)	is based on a percentage of each Fund’s total distributions.

For the fiscal year ended July 31, 2023, certain interest income paid by each Fund determined to be Qualified Interest Income and Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004, and by the Tax Relief Unemployment Insurance Reauthorization and Job Creation Act of 2010, and as extended by the American Taxpayer Relief Act of 2012. Delaware Extended Duration Bond Fund did not have any foreign shareholders for the fiscal year ended July 31, 2023. For the fiscal year ended July 31, 2023, Delaware Corporate Bond Fund reported maximum distributions of Qualified Interest Income as follows:

Qualified Interest Income
Delaware Corporate Bond Fund	$40,996,585

The percentage of the ordinary dividends reported by the funds that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:

Delaware Corporate Bond Fund	Delaware Extended Duration Bond Fund
99.59%	98.82%
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Other Fund information (Unaudited)

Delaware Corporate Bond Fund and

Delaware Extended Duration Bond Fund

Form N-PORT and proxy voting information

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at delawarefunds.com/literature.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

92

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	106	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None
93

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	106	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	106	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)
94

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	106	Private Investor
(2011–Present) State Street Bank and Trust Company
				(1996-2011) -Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	106	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)
95

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	106	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present) Kresge Foundation
(2018-Present) FS Credit Real Estate Income Trust, Inc.
(2018–Present) vTv Therapeutics Inc.
(2017–Present) Community Health Systems
(2004–Present) Drexel Morgan & Co.
(2015–2019)
96

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	106	University of Oklahoma -President (2020–Present) -Interim President (2019–2020) -Vice President and Dean, College of Law (2010–2019) Brookhaven Investments LLC (commercial enterprises) -Managing Member
(2019–Present) St. Clair, LLC (commercial enterprises) -Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)
97

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	106	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present) Sera Prognostics Inc. (biotechnology) (2021-Present) Recology (resource recovery)
(2021-Present) Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present) National Association of Corporate Directors (2017-Present) American Shared Hospital Services (medical device) (2017-2021) Ivy Funds Complex (2019-2021)
98

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	106	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc. (2023-Present) Florida Chapter of National Association of Corporate Directors (2021-Present) Callon Petroleum Company (2019-Present) Camden Property Trust (2011-Present) New Senior Investment Group Inc. (REIT) (2021) Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	106	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)
99

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	106	Gore Creek Capital, Ltd. -Chief Executive Officer and President (2009–Present) Capital Z Asset Management -Chief Executive Officer
(2008-2009) California Public Employees’ Retirement System (CalPERS) -Senior Investment Officer of Global Equity (2002-2008)	The Merger Fund (2013–2021), The Merger Fund VL (2013–2021), WCM Alternatives: Event-Driven Fund
(2013–2021), and WCM Alternatives: Credit Event Fund
(2017–2021) Grange Insurance
(2013–Present) H&R Block Corporation
(2008–2022) International Securities Exchange (2010-2018) Vassar College Trustee (2006-2018)
100

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	106	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	106	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	106	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]
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Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	106	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds’ investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

102

Annual report

Fixed income mutual fund

Delaware Floating Rate Fund

July 31, 2023

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware Floating Rate Fund at delawarefunds.com/literature.

Manage your account online

●	Check your account balance and transactions
●	View statements and tax forms
●	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware Floating Rate Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of July 31, 2023, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review

Delaware Floating Rate Fund	July 31, 2023 (Unaudited)

Performance preview (for the year ended July 31, 2023)
Delaware Floating Rate Fund (Institutional Class shares)	1-year return	+8.27%
Delaware Floating Rate Fund (Class A shares)	1-year return	+8.00%
Morningstar LSTA US Leveraged Loan Index (benchmark)	1-year return	+9.79%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Floating Rate Fund, please see the table on page 4.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 7 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks high current income and, secondarily, long-term total return.

Market review

Early in the Fund’s fiscal year ended July 31, 2023, the fundamental performance of companies was generally strong. Companies reported both revenue and earnings growth. But as the period progressed and inflation rose to a decades-long high, those metrics slowed and profit margins generally compressed.

As a result, earnings, pressured by rising costs, advanced at a slower pace. While many companies did successfully raise prices to compensate, some were unable to do so. At the same time, the US Federal Reserve continued to raise rates and made it clear that there would be further increases even as the economy slowed.

During the fiscal period, the Fed raised the federal funds rate seven times, a total of 3.0 percentage points, from 2.25% in August 2022 to 5.25% by period end. During that time, stocks, as represented by the S&P 500® Index, returned 13.02%. Overall, the US bond market sustained losses, with the Bloomberg US Aggregate Index declining

Delaware Floating Rate Fund, during the fiscal year, benefited from:

● Rising interest rates, which enhanced return

● Overweight allocations to utilities, insurance, and transportation

● Avoiding distressed portions of the bond market, mainly fixed income securities

Portfolio management review

Delaware Floating Rate Fund

3.4%. High yield bonds, however, as represented by the ICE BofA US High Yield Index, returned 4.15%.

Within the Fund

For the fiscal year ended July 31, 2023, Delaware Floating Rate Fund underperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index. The Fund’s Institutional Class shares gained 8.27%. The Fund’s Class A shares advanced 8.00% at net asset value and 5.07% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the benchmark rose 9.79%. For complete, annualized performance of Delaware Floating Rate Fund, please see the table on page 4.

The Fed’s aggressive series of interest rate hikes had a significant effect on the Fund, which invests mainly in floating rate securities. Over the past 12 months, the income component of the Fund rose significantly. However, more importantly from a portfolio-management perspective, the interest cost for each of our holdings has increased. That has been a major focus for our team. As a result, we adopted a more cautious stance.

We want to be confident that even as interest expenses rise, our companies will have a favorable cash-flow profile, and that they will be able to honor their financial commitments and repay creditors, including bondholders.

As noted above, with inflationary pressures still present, we are focused on the increased interest expense faced by bond issuers. In general, companies now find it more difficult to pass on price increases than they did a year ago. While supply-chain issues have eased, they are still present for some issuers. Geopolitical risks also remain a concern.

Factors that detracted from the Fund’s performance included a higher-quality bias in our holdings as we entered the 12 - month period. The Fund’s overweight positioning in both BBB-rated and BB-rated bonds, which underperformed the overall bond market, worked against performance.

Two sectors also detracted based on the Fund’s relative lack of exposure: financial services and commercial and professional services. In each case, our significant underweight of what was a strong-performing sector hurt the Fund’s performance. There were no noteworthy company-specific detractors in those sectors.

Our 6% allocation to high yield and investment grade bonds, both out-of-benchmark sectors, also detracted. These fixed-rate bonds returned significantly less that the overall Fund during the period, with gains for these sectors in the low-to-middle single digits.

On the positive side, the Fund benefited from not participating in the distressed part of the market, which had the worst performance for the fiscal year. We tend to avoid that part of the fixed income market as part of our overall investment philosophy.

Three sectors (utilities, insurance, and transportation) were noteworthy contributors. The Fund was overweight in two defensive sectors – utilities and insurance. All of the Fund’s utility holdings performed well. The insurance sector likewise had strong performance. The Fund’s overweight positioning in the more cyclical transportation sector – primarily airlines – contributed to performance since all the major airlines benefited from a post-pandemic rebound in passenger volume.

Overall, asset allocation was critical to both positive and negative factors that affected the Fund’s performance for the period.

Contributors included technology issuers Epicor Software Corp. and UKG Inc., which reported strong earnings during the period. Both companies are software providers that we view as having attractive earnings and cash flow dynamics. We have maintained our positions in these loans.

Detractors included Covis Pharma and Sinclair Broadcast Group Inc., which both reported disappointing earnings over the period. We have exited our Covis Pharma position. We view Sinclair Broadcasting’s collateral package as adequate and have maintained the Fund’s position in the senior secured loan.

The Fund used foreign currency exchange contracts to hedge the US dollar value of securities denominated in foreign currencies to increase exposure to those currencies. Their effect was not material to the Fund’s performance.

Performance summary

Delaware Floating Rate Fund	July 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. February 26, 2010)
Excluding sales charge	+8.00%	+3.97%	+2.97%	—
Including sales charge	+5.07%	+3.38%	+2.69%	—
Class C (Est. February 26, 2010)
Excluding sales charge	+7.20%	+3.19%	+2.21%	—
Including sales charge	+6.20%	+3.19%	+2.21%	—
Class R (Est. February 26, 2010)
Excluding sales charge	+7.87%	+3.71%	+2.71%	—
Including sales charge	+7.87%	+3.71%	+2.71%	—
Institutional Class (Est. February 26, 2010)
Excluding sales charge	+8.27%	+4.22%	+3.23%	—
Including sales charge	+8.27%	+4.22%	+3.23%	—
Class R6 (Est. August 31, 2021)
Excluding sales charge	+8.48%	—	—	+3.96%
Including sales charge	+8.48%	—	—	+3.96%
Morningstar LSTA US Leveraged Loan Index	+9.79%	+4.25%	+4.10%	—

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months of purchase. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that

CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares commenced operations on August 31, 2021. They are not subject to a sales charge. In addition, Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Investments may not receive payment of principal, interest, and other amounts due in connection with bank loans and other direct indebtedness because they primarily depend on the financial conditions of the borrower and lending institution.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and

Performance summary

Delaware Floating Rate Fund

could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses (without fee waivers)	0.93%	1.68%	1.18%	0.68%	0.61%
Net expenses (including fee waivers, if any)	0.93%	1.68%	1.18%	0.68%	0.61%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

Performance of a $10,000 investment1

For the period July 31, 2013 through July 31, 2023

	Starting value	Ending value
Morningstar LSTA US Leveraged Loan Index	$10,000	$14,941
Delaware Floating Rate Fund − Institutional Class shares	$10,000	$13,739
Delaware Floating Rate Fund − Class A shares	$9,725	$13,039

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2013, and includes the effect of a 2.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 6. Please note additional details on pages 4 through 8.

The graph also assumes $10,000 invested in the Morningstar LSTA US Leveraged Loan Index as of July 31, 2013. The Morningstar LSTA US Leveraged Loan Index, formerly known as the S&P/LSTA Leveraged Loan Index, is designed to deliver comprehensive, precise coverage of the US leveraged loan market.

The S&P 500 Index measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Bloomberg US Aggregate Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

The ICE BofA US High Yield Index tracks the performance of US dollar-denominated below-investment-grade corporate debt publicly issued in the US domestic market. Qualifying securities must have a below- investment-grade rating (based on an average of Moody’s, S&P, and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the

Performance summary

Delaware Floating Rate Fund

rebalancing date, a fixed coupon schedule, and a minimum amount outstanding of $250 million.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DDFAX	245908660
Class C	DDFCX	245908652
Class R	DDFFX	245908645
Institutional Class	DDFLX	245908637
Class R6	DDFZX	245908595

Disclosure of Fund expenses

For the six-month period from February 1, 2023 to July 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six - month period from February 1, 2023 to July 31, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Disclosure of Fund expenses

For the six-month period from February 1, 2023 to July 31, 2023 (Unaudited)

Delaware Floating Rate Fund
Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/23	7/31/23	Expense Ratio	2/1/23 to 7/31/23*
Actual Fund return†
Class A	$1,000.00	$1,038.40	0.94%	$4.75
Class C	1,000.00	1,034.60	1.69%	8.53
Class R	1,000.00	1,037.10	1.19%	6.01
Institutional Class	1,000.00	1,039.70	0.69%	3.49
Class R6	1,000.00	1,040.10	0.62%	3.14
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.13	0.94%	$4.71
Class C	1,000.00	1,016.41	1.69%	8.45
Class R	1,000.00	1,018.89	1.19%	5.96
Institutional Class	1,000.00	1,021.37	0.69%	3.46
Class R6	1,000.00	1,021.72	0.62%	3.11

*“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

Security type / sector allocations

Delaware Floating Rate Fund	As of July 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Collateralized Debt Obligations	0.90%
Convertible Bond	0.11%
Corporate Bonds	4.35%
Banking	0.00%
Basic Industry	0.18%
Capital Goods	0.44%
Communications	1.21%
Energy	0.25%
Financial Services	0.15%
Healthcare	0.35%
Insurance	0.12%
Leisure	0.65%
Materials	0.09%
Media	0.12%
Transportation	0.44%
Utilities	0.35%
Municipal Bonds	0.07%
Loan Agreements	90.61%
Common Stock	0.04%
Exchange-Traded Fund	2.44%
Short-Term Investments	6.98%
Total Value of Securities	105.50%
Liabilities Net of Receivables and Other Assets	(5.50)%
Total Net Assets	100.00%

Schedule of investments

Delaware Floating Rate Fund	July 31, 2023

	Principal
	amount°	Value (US $)
Collateralized Debt Obligations — 0.90%
Madison Park Funding LX Series 2022-60A A1 144A 7.551% (TSFR03M + 2.20%, Floor 2.20%) 10/25/35 #, •	5,000,000	$5,018,230
Total Collateralized Debt Obligations (cost $5,000,000)		5,018,230

Convertible Bond — 0.11%
New Cotai 5.00% exercise price $0.40, maturity date 2/2/27 =	222,415	592,070
Total Convertible Bond (cost $213,498)		592,070

Corporate Bonds — 4.35%
Banking — 0.00%
SVB Financial Group 4.10% 2/15/31 µ, ‡, y	75,000	5,056
		5,056
Basic Industry — 0.18%
First Quantum Minerals 144A 8.625% 6/1/31 #	1,000,000	1,025,000
		1,025,000
Capital Goods — 0.44%
AerCap Holdings 5.875% 10/10/79 µ	150,000	145,222
TransDigm 4.625% 1/15/29	1,625,000	1,452,262
United Rentals North America 3.875% 2/15/31	1,000,000	862,903
		2,460,387
Communications — 1.21%
Altice France 144A 5.50% 10/15/29 #	1,500,000	1,066,443
CCO Holdings 144A 4.50% 8/15/30 #	1,000,000	848,197
CMG Media 144A 8.875% 12/15/27 #	417,000	325,969
CommScope Technologies 144A 6.00% 6/15/25 #	500,000	454,055
Consolidated Communications
144A 5.00% 10/1/28 #	1,000,000	740,779
144A 6.50% 10/1/28 #	1,000,000	787,500
Directv Financing 144A 5.875% 8/15/27 #	500,000	451,812
DISH DBS 144A 5.25% 12/1/26 #	500,000	410,440
Gray Escrow II 144A 5.375% 11/15/31 #	500,000	349,405
Sirius XM Radio 144A 4.125% 7/1/30 #	1,625,000	1,339,764
		6,774,364

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Energy — 0.25%
Hilcorp Energy I
144A 6.00% 2/1/31 #	305,000	$277,349
144A 6.25% 4/15/32 #	698,000	635,058
USA Compression Partners 6.875% 4/1/26	500,000	495,967
		1,408,374
Financial Services — 0.15%
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	475,000	438,672
Ford Motor Credit 2.90% 2/16/28	500,000	430,686
		869,358
Healthcare — 0.35%
CHS 144A 5.25% 5/15/30 #	1,000,000	800,241
DaVita 144A 4.625% 6/1/30 #	1,000,000	854,201
Heartland Dental 144A 8.50% 5/1/26 #	322,000	291,711
		1,946,153
Insurance — 0.12%
Jones Deslauriers Insurance Management 144A 10.50% 12/15/30 #	670,000	664,106
		664,106
Leisure — 0.65%
Carnival
144A 5.75% 3/1/27 #	225,000	208,330
144A 6.00% 5/1/29 #	345,000	310,427
144A 7.625% 3/1/26 #	1,230,000	1,214,520
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	2,000,000	1,886,835
		3,620,112
Materials — 0.09%
Mauser Packaging Solutions Holding 144A 7.875% 8/15/26 #	500,000	499,136
		499,136
Media — 0.12%
Gray Television 144A 7.00% 5/15/27 #	750,000	649,736
		649,736
Transportation — 0.44%
Azul Secured Finance
144A 11.50% 5/28/29 #	1,083,000	977,265
144A 11.93% 8/28/28 #	1,500,000	1,511,250
		2,488,515

Schedule of investments

Delaware Floating Rate Fund

	Principal
	amount°	Value (US $)
Corporate Bonds (continued)
Utilities — 0.35%
Calpine 144A 5.00% 2/1/31 #	1,725,000	$1,453,544
Vistra 144A 7.00% 12/15/26 #, µ, y	550,000	489,995
		1,943,539
Total Corporate Bonds (cost $26,085,682)		24,353,836

Municipal Bonds — 0.07%
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	507,956	417,794
Total Municipal Bonds (cost $481,322)		417,794

Loan Agreements — 90.61%
Advantage Sales & Marketing Tranche B-1 10.038% (SOFR03M + 4.76%) 10/28/27 •	1,313,456	1,227,096
Air Canada 8.839% (LIBOR03M + 3.50%) 8/11/28 •	5,345,333	5,356,467
Amentum Government Services Holdings Tranche 3 9.222% (SOFR01M + 4.00%) 2/15/29 •	2,822,700	2,723,906
American Airlines 10.338% (SOFR03M + 5.01%) 4/20/28 •	10,521,250	10,911,409
AmWINS Group
7.683% (SOFR01M + 2.36%) 2/19/28 •	2,645,954	2,638,603
8.183% (SOFR01M + 2.86%) 2/19/28 •	3,739,080	3,738,748
Amynta Agency Borrower 10.319% (SOFR01M + 5.00%) 2/28/28 •	8,635,000	8,552,251
Applied Systems 2nd Lien 11.992% (SOFR03M + 6.75%) 9/17/27 •	7,882,817	7,928,798
Aramark Services Tranche B-6 7.933% (SOFR01M + 2.61%) 6/22/30 •	500,000	500,104
Arches Buyer TBD 12/6/27 X	1,462,462	1,422,143
Arconic TBD 7/26/30 X	7,350,000	7,351,529
AssuredPartners
TBD 2/12/27 X	975,000	970,532
8.717% (SOFR01M + 3.61%) 2/12/27 •	2,912,162	2,899,060
8.933% (SOFR01M + 3.61%) 2/12/27 •	2,974,832	2,960,577
9.569% (SOFR01M + 4.25%) 2/12/27 •	793,102	795,746
AthenaHealth Group 8.805% (SOFR01M + 3.50%) 2/15/29 •	3,553,398	3,458,639
Bausch & Lomb 8.592% (SOFR03M + 3.35%) 5/10/27 •	5,662,623	5,541,227
Bausch Health 10.605% (SOFR01M + 5.35%) 2/1/27 •	4,622,718	3,790,629

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Berry Global Tranche Z 7.293% (SOFR03M + 1.75%) 7/1/26 •	1,086,433	$1,086,900
BMC Software 9.183% (SOFR01M + 3.75%) 10/2/25 •	10,635,556	10,616,561
BMC Software 2nd Lien 10.933% (SOFR01M + 5.61%) 2/27/26 •	2,210,534	2,181,061
Caesars Entertainment Tranche B 8.669% (SOFR01M + 3.35%) 2/6/30 •	1,920,188	1,923,254
Calpine
7.433% (SOFR01M + 2.00%) 4/5/26 •	2,469,185	2,470,086
7.933% (SOFR01M + 2.50%) 12/16/27 •	2,897,128	2,898,186
Carnival Tranche B
8.433% (SOFR01M + 3.11%) 6/30/25 •	2,143,499	2,144,571
8.683% (SOFR01M + 3.36%) 10/18/28 •	8,093,207	8,083,090
Castlelake Aviation One Designated Activity
8.004% (SOFR03M + 2.75%) 10/22/27 •	2,381,653	2,383,328
8.302% (LIBOR03M + 2.75%) 10/22/26 •	2,467,054	2,469,173
Charter Communications Operating Tranche B-2
7.067% - 7.116% (SOFR01M + 1.75%) 2/1/27 •	10,365,385	10,307,079
Clarios Global 9.069% (SOFR01M + 3.75%) 5/6/30 •	5,350,000	5,356,019
Clear Channel Outdoor Tranche B 8.933% (SOFR01M + 3.50%) 8/21/26 •	6,466,408	6,277,803
Clydesdale Acquisition Holdings Tranche B 9.594% (SOFR01M + 4.18%) 4/13/29 •	2,566,874	2,545,813
CNT Holdings I 2nd Lien 12.05% (SOFR03M + 6.75%) 11/6/28 •	4,288,761	4,238,724
Connect US Finco 8.819% (SOFR01M + 3.50%) 12/11/26 •	6,368,508	6,363,203
Consolidated Communications Tranche B-1 8.932% (SOFR01M + 3.50%) 10/2/27 •	10,140,820	8,771,809
Coral US Co-Borrower Tranche B-6 8.336% (SOFR01M + 3.11%) 10/15/29 •	2,774,524	2,711,404
Covanta Holding Tranche B 8.202% (SOFR01M + 3.00%) Tranche B 11/30/28 •	1,860,465	1,854,264
Covanta Holding Tranche C 8.202% (SOFR01M + 3.00%) 11/30/28 •	139,535	139,070
CP Atlas Buyer Tranche B 9.019% (SOFR01M + 3.60%) 11/23/27 •	5,978,231	5,686,792
CSC Holdings
7.836% (LIBOR01M + 2.50%) 4/15/27 •	3,412,320	2,991,110
9.722% (SOFR01M + 4.50%) 1/18/28 •	5,117,341	4,711,152
Cumulus Media New Holdings 9.226% (LIBOR03M + 3.75%) 3/31/26 •	6,356,196	5,069,067

Schedule of investments

Delaware Floating Rate Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Delta Air Lines 9.076% (SOFR03M + 3.75%) 10/20/27 •	2,115,789	$2,202,825
Directv Financing 10.433% (SOFR01M + 5.00%) 8/2/27 •	6,984,390	6,953,211
Electron Bidco 8.319% (SOFR01M + 3.00%) 11/1/28 •	2,387,771	2,384,290
Endo Luxembourg Finance I 14.50% 3/27/28 •	4,239,268	3,161,786
Entegris Tranche B 7.992% - 8.069% (SOFR01M + 2.75%) 7/6/29 •	933,118	935,534
Epicor Software 2nd Lien 13.169% (SOFR01M + 7.85%) 7/31/28 •	10,905,000	10,986,787
Form Technologies 1st Lien 14.325% (SOFR01M + 9.00%) 10/22/25 •	5,507,817	4,268,558
Form Technologies Tranche B 9.825% (SOFR03M + 4.60%) 7/22/25 •	7,283,328	6,859,985
Frontier Communications Tranche B 9.183% (SOFR01M + 3.86%) 5/1/28 •	10,158,288	9,650,373
Gates Global Tranche B-3 7.919% (SOFR01M + 2.50%) 3/31/27 •	2,220,455	2,218,669
Gray Television Tranche E 7.727% (SOFR01M + 2.61%) 1/2/26 •	2,685,000	2,665,101
Great Canadian Gaming Tranche B TBD 7/20/30 X	1,955,000	1,957,037
Guardian US Holdco 9.343% (SOFR02M + 4.00%) 1/31/30 •	2,690,000	2,683,947
Hamilton Projects Acquiror 9.933% (SOFR01M + 4.61%) 6/17/27 •	9,641,203	9,567,688
Heartland Dental
TBD 4/30/25 X	1,966,739	1,932,321
10.222% (SOFR01M + 5.00%) 4/28/28 •	1,951,988	1,900,052
Hexion Holdings 1st Lien 9.779% (SOFR03M + 4.65%) 3/15/29 •	3,217,500	3,041,207
Hexion Holdings 2nd Lien 12.843% (SOFR01M + 7.54%) 3/15/30 •	5,500,000	4,482,500
HUB International
9.072% (SOFR03M + 4.00%) 11/10/29 •	1,955,175	1,961,623
9.584% (SOFR03M + 4.25%) 6/8/30 •	6,421,154	6,454,608
Hunter Douglas Holding Tranche B-1 8.666% (SOFR03M + 3.50%) 2/26/29 •	5,639,312	5,386,953
INDICOR 9.742% (SOFR03M + 4.50%) 11/22/29 •	8,239,350	8,246,708
Ineos Finance 8.919% (SOFR01M + 3.60%) 2/18/30 •	2,940,000	2,911,911
Jazz Financing 8.933% (SOFR01M + 3.61%) 5/5/28 •	1,216,295	1,216,379

		Principal
		amount°	Value (US $)
Loan Agreements (continued)
Jones DesLauriers Insurance Management 1st Lien
TBD 1/2/40 X		7,815,000	$7,756,387
9.75% (CDOR03M + 4.25%) 3/27/28 •	CAD	1,430,479	1,076,670
9.75% (CDOR03M + 4.25%) 3/27/28 •	CAD	148,766	111,971
Lackawanna Energy Center
Tranche B2 TBD 1/1/40 X		3,701,299	3,618,019
Tranche C TBD 1/1/40 X		798,701	780,731
LSF9 Atlantis Holdings Tranche B 12.492% (SOFR03M + 7.25%) 3/31/29 •		6,338,942	6,259,706
MajorDrive Holdings IV 9.50% (LIBOR03M + 4.00%) 6/1/28 •		4,423,715	4,354,594
Mamba Purchaser 8.933% (SOFR01M + 3.50%) 10/16/28 •		2,789,688	2,785,620
Mamba Purchaser 2nd Lien 11.933% (SOFR01M + 6.50%) 10/15/29 •		950,000	902,500
Medline Borrower 8.683% (SOFR01M + 3.36%) 10/23/28 •		3,209,375	3,181,293
Mermaid Bidco Tranche B-2 9.776% (SOFR03M + 4.50%) 12/22/27 •		4,207,984	4,197,464
Michaels Tranche B 9.753% (SOFR03M + 4.25%) 4/15/28 •		8,409,638	7,778,915
Mileage Plus Holdings 10.764% (LIBOR03M + 5.25%) 6/21/27 •		7,308,200	7,632,918
Naked Juice 2nd Lien 11.342% (SOFR03M + 6.10%) 1/24/30 •		2,000,000	1,625,000
Northwest Fiber 1st Lien Tranche B-2 9.156% (SOFR01M + 3.86%) 4/30/27 •		11,439,316	10,924,547
Numericable U.S. 10.808% (SOFR03M + 5.50%) 8/15/28 •		3,780,931	3,106,666
Olympus Water US Holding
9.253% (SOFR03M + 4.01%) 11/9/28 •		2,416,566	2,320,982
9.842% (SOFR03M + 4.60%) 11/9/28 •		1,975,000	1,924,391
10.268% (SOFR03M + 5.00%) 11/9/28 •		3,850,000	3,758,562
Omnia Partners
TBD 7/19/30 X		2,682,964	2,687,995
TBD 7/19/30 X		252,036	252,509
Parkway Generation Tranche B 10.275% (SOFR03M + 5.01%) 2/16/29 •		5,694,483	5,628,643
Parkway Generation Tranche C 10.275% (SOFR03M + 5.01%) 2/16/29 •		750,731	741,191
Peraton Tranche B 1st Lien 9.169% (SOFR01M + 3.85%) 2/1/28 •		1,496,102	1,487,218
PetsMart 9.169% (SOFR01M + 3.85%) 2/11/28 •		4,404,344	4,408,277

Schedule of investments

Delaware Floating Rate Fund

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
PG&E Tranche B 8.433% (SOFR01M + 3.11%) 6/23/25 •	9,373,930	$9,370,583
Pilot Travel Centers Tranche B 7.319% (SOFR01M + 2.00%) 8/4/28 •	1,229,903	1,229,832
PMHC II 9.698% (SOFR03M + 4.25%) 4/23/29 •	7,703,125	7,154,277
Pre Paid Legal Services 2nd Lien 12.433% (SOFR01M + 7.11%) 12/14/29 •	1,655,000	1,516,394
Pretium PKG Holdings 2nd Lien 12.263% (LIBOR03M + 6.75%) 10/1/29 •	3,600,000	1,917,000
Quartz Acquireco 8.817% (SOFR01M + 3.50%) 6/28/30 •	6,370,000	6,370,000
Quikrete Holdings 1st Lien 8.058% (SOFR01M + 2.63%) 2/1/27 •	1,029,690	1,030,441
RealPage 2nd Lien 11.717% (SOFR01M + 6.61%) 4/23/29 •	4,315,000	4,300,618
Scientific Games Holdings 8.768% (SOFR03M + 3.50%) 4/4/29 •	1,466,307	1,450,422
Scientific Games International Tranche B 8.302% (SOFR01M + 3.10%) 4/13/29 •	3,595,919	3,595,276
Setanta Aircraft Leasing DAC 7.538% (LIBOR03M + 2.00%) 11/5/28 •	2,256,107	2,259,773
Sinclair Television Group Tranche B-2 7.933% (SOFR01M + 2.61%) 9/30/26 •	294,340	263,573
Sinclair Television Group Tranche B-3 8.433% (SOFR01M + 3.11%) 4/1/28 •	725,111	579,545
Sinclair Television Group Tranche B-4 9.169% (SOFR01M + 3.85%) 4/21/29 •	7,436,222	5,447,032
SPX Flow 9.819% (SOFR01M + 4.50%) 4/5/29 •	5,223,424	5,180,660
SS&C Technologies Holdings Tranche B-5 7.183% (SOFR01M + 1.75%) 4/16/25 •	1,596,670	1,597,744
SS&C Technologies Holdings Tranche B-6 7.669% (SOFR01M + 2.25%) 3/22/29 •	507,696	507,989
SS&C Technologies Holdings Tranche B-7 7.669% (SOFR01M + 2.25%) 3/22/29 •	765,196	765,638
Standard Industries 7.906% (SOFR01M + 2.50%) 9/22/28 •	1,250,995	1,254,762
Staples Tranche B-1 10.299% (LIBOR03M + 5.00%) 4/16/26 •	8,205,841	7,074,116
Stars Group Holdings 7.753% (LIBOR03M + 2.25%) 7/21/26 •	1,202,385	1,203,095
Swf Holdings I 9.433% (SOFR01M + 4.11%) 10/6/28 •	5,994,718	5,013,083
TerraForm Power Operating 7.742% (SOFR03M + 2.50%) 5/21/29 •	8,415,000	8,370,300

	Principal
	amount°	Value (US $)
Loan Agreements (continued)
Terrier Media Buyer Tranche B 8.842% (SOFR03M + 3.60%) 12/17/26 •	5,500,649	$5,009,028
TransDigm Tranche I 8.492% (SOFR03M + 3.25%) 8/24/28 •	1,219,490	1,222,160
Trinseo Materials Operating 7.538% (LIBOR03M + 2.00%) 9/6/24 •	3,477,701	3,405,104
UKG 2nd Lien 10.618% (SOFR03M + 5.35%) 5/3/27 •	11,500,000	11,387,058
United Airlines Tranche B 9.292% (LIBOR03M + 3.75%) 4/21/28 •	5,531,689	5,548,345
USI
8.788% (LIBOR03M + 3.25%) 12/2/26 •	2,106,404	2,109,789
8.992% (SOFR03M + 3.75%) 11/22/29 •	2,802,884	2,806,037
USIC Holdings 8.933% (SOFR01M + 3.61%) 5/12/28 •	2,840,237	2,751,184
USIC Holdings 2nd Lien 11.933% (SOFR01M + 6.61%) 5/14/29 •	925,000	864,875
Vantage Specialty Chemicals 1st Lien 9.972% (SOFR01M + 4.75%) 10/26/26 •	3,772,545	3,703,696
Viasat 9.819% (SOFR01M + 4.50%) 3/2/29 •	6,074,315	5,865,511
Virgin Media Bristol 8.311% (SOFR03M + 3.35%) 3/31/31 •	2,858,000	2,815,130
Vistra Operations 7.183% (SOFR01M + 1.75%) 12/31/25 •	2,661,805	2,662,258
Wand NewCo 3 Tranche B-1 8.169% (SOFR01M + 2.85%) 2/5/26 •	1,466,202	1,465,973
White Cap Buyer 9.069% (SOFR01M + 3.75%) 10/19/27 •	5,270,250	5,259,768
Windsor Holdings Iii TBD 6/21/30 X	1,465,000	1,458,895
Zekelman Industries 7.378% (SOFR01M + 2.11%) 1/24/27 •	1,602,683	1,598,176
Total Loan Agreements (cost $511,922,206)		506,764,945

	Number of
	shares
Common Stock — 0.04%
Leisure — 0.04%
Studio City International Holdings ADR †	29,695	210,834
Total Common Stock (cost $89,260)		210,834

Schedule of investments

Delaware Floating Rate Fund

	Number of
	shares	Value (US $)
Exchange-Traded Fund — 2.44%
Invesco Senior Loan ETF	649,000	$13,629,000
Total Exchange-Traded Fund (cost $14,195,706)		13,629,000

Short-Term Investments — 6.98%
Money Market Mutual Funds — 6.98%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.15%)	9,760,278	9,760,278
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.16%)	9,760,278	9,760,278
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.29%)	9,760,278	9,760,278
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.19%)	9,760,278	9,760,278
Total Short-Term Investments (cost $39,041,112)		39,041,112
Total Value of Securities—105.50% (cost $597,028,786)		$590,027,821

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2023, the aggregate value of Rule 144A securities was $25,979,970, which represents 4.65% of the Fund's net assets. See Note 12 in “Notes to financial statements.”

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date.

‡	Non-income producing security. Security is currently in default.

y	Perpetual security. Maturity date represents next call date.

X	This loan will settle after July 31, 2023, at which time the interest rate, based on the SOFR and the agreed upon spread on trade date, will be reflected.

†	Non-income producing security.

Unfunded Loan Commitments

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at July 31, 2023:

				Unrealized
	Principal			Appreciation
Borrower	Amount	Commitment	Value	(Depreciation)
AthenaHealth Group TBD 2/15/29 X	$437,629	$416,295	$425,959	$9,664

The following foreign currency exchange contracts were outstanding at July 31, 2023:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
JPMCB	CAD	(1,255,000)	USD	938,400	8/25/23	$(13,670)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

[1]	See Note 9 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

CDOR03M – 3 Month Canadian Dollar Offered Rate

DAC – Designated Activity Company

ETF – Exchange-Traded Fund

ICE – Intercontinental Exchange, Inc.

JPMCB – JPMorgan Chase Bank

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

Schedule of investments

Delaware Floating Rate Fund

Summary of abbreviations: (continued)

LIBOR03M – ICE LIBOR USD 3 Month

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR02M – Secured Overnight Financing Rate 2 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TBD – To be determined

TSFR03M – 3 Month Term Secured Overnight Financing Rate

Summary of currencies:

CAD – Canadian Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Floating Rate Fund	July 31, 2023

Assets:
Investments, at value*	$590,027,821
Cash	891,383
Foreign currencies, at valueΔ	79,956
Receivable for securities sold	14,272,147
Dividends and interest receivable	3,314,951
Receivable for fund shares sold	1,513,606
Prepaid expenses	28,265
Unrealized appreciation on unfunded loan commitments**	9,664
Other assets	1,631
Total Assets	610,139,424
Liabilities:
Payable for securities purchased	47,995,141
Payable for fund shares redeemed	1,992,178
Distribution payable	448,115
Other accrued expenses	230,478
Investment management fees payable to affiliates	125,194
Administration expenses payable to affiliates	38,347
Distribution fees payable to affiliates	24,588
Unrealized depreciation on foreign currency exchange contracts	13,670
Total Liabilities	50,867,711
Total Net Assets	$559,271,713

Net Assets Consist of:
Paid-in capital	$609,958,657
Total distributable earnings (loss)	(50,686,944)
Total Net Assets	$559,271,713

Statement of assets and liabilities
Delaware Floating Rate Fund

Net Asset Value

Class A:
Net assets	$66,676,355
Shares of beneficial interest outstanding, unlimited authorization, no par	8,426,297
Net asset value per share	$7.91
Sales charge	2.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$8.13

Class C:
Net assets	$12,273,377
Shares of beneficial interest outstanding, unlimited authorization, no par	1,551,139
Net asset value per share	$7.91

Class R:
Net assets	$1,432,160
Shares of beneficial interest outstanding, unlimited authorization, no par	181,063
Net asset value per share	$7.91

Institutional Class:
Net assets	$471,868,402
Shares of beneficial interest outstanding, unlimited authorization, no par	59,637,734
Net asset value per share	$7.91

Class R6:
Net assets	$7,021,419
Shares of beneficial interest outstanding, unlimited authorization, no par	886,532
Net asset value per share	$7.92

*Investments, at cost	$597,028,786
ΔForeign currencies, at cost	80,852
**See Note 12 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Statement of operations

Delaware Floating Rate Fund	Year ended July 31, 2023

Investment Income:
Interest	$53,060,973
Dividends	2,430,589
55,491,562

Expenses:
Management fees	3,229,925
Distribution expenses — Class A	164,636
Distribution expenses — Class C	130,829
Distribution expenses — Class R	5,998
Dividend disbursing and transfer agent fees and expenses	913,787
Accounting and administration expenses	123,504
Registration fees	100,068
Custodian fees	54,720
Audit and tax fees	48,479
Reports and statements to shareholders expenses	38,497
Legal fees	16,834
Trustees’ fees and expenses	13,071
Other	54,449
4,894,797
Less expenses waived	(108,498)
Less expenses paid indirectly	(60)
Total operating expenses	4,786,239
Net Investment Income (Loss)	50,705,323

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(16,850,789)
Foreign currencies	(199,970)
Foreign currency exchange contracts	146,895
Net realized gain (loss)	(16,903,864)

Net change in unrealized appreciation (depreciation) on:
Investments	16,398,819
Foreign currencies	550
Foreign currency exchange contracts	8,843
Net change in unrealized appreciation (depreciation)	16,408,212
Net Realized and Unrealized Gain (Loss)	(495,652)
Net Increase (Decrease) in Net Assets Resulting from Operations	$50,209,671

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Floating Rate Fund

	Year ended
	7/31/23	7/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$50,705,323	$16,265,404
Net realized gain (loss)	(16,903,864)	(1,785,965)
Net change in unrealized appreciation (depreciation)	16,408,212	(26,239,373)
Net increase (decrease) in net assets resulting from operations	50,209,671	(11,759,934)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(4,882,930)	(2,498,874)
Class C	(876,795)	(298,643)
Class R	(87,619)	(2,254)
Institutional Class	(43,139,141)	(13,124,994)
Class R6	(395,703)	(73,023)
	(49,382,188)	(15,997,788)

Capital Share Transactions:
Proceeds from shares sold:
Class A	47,199,671	64,361,178
Class C	4,159,046	8,257,790
Class R	243,790	1,080,911
Institutional Class	324,813,582	741,732,492
Class R6	4,782,804	4,888,760

Net assets from merger:[1]
Class A	—	27,603,573
Institutional Class	—	18,015,552
Class R6	—	238,005

	Year ended
	7/31/23	7/31/22
Capital Share Transactions (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$4,666,221	$2,454,381
Class C	841,423	291,637
Class R	87,393	2,237
Institutional Class	38,961,312	11,895,131
Class R6	256,451	66,774
	426,011,693	880,888,421
Cost of shares redeemed:
Class A	(58,149,458)	(54,719,430)
Class C	(5,726,615)	(3,799,201)
Class R	(15,781)	—
Institutional Class	(546,707,244)	(210,070,736)
Class R6	(3,066,296)	(140,739)
	(613,665,394)	(268,730,106)
Increase (decrease) in net assets derived from capital share transactions	(187,653,701)	612,158,315
Net Increase (Decrease) in Net Assets	(186,826,218)	584,400,593

Net Assets:
Beginning of year	746,097,931	161,697,338
End of year	$559,271,713	$746,097,931

[1]	See Note 7 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Floating Rate Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover
[1]	Calculated using average shares outstanding.
[2]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
$7.89	$8.23	$7.90	$8.28	$8.34

0.59	0.30	0.31	0.38	0.43
0.02 [2]	(0.34)	0.32	(0.39)	(0.06)
0.61	(0.04)	0.63	(0.01)	0.37

(0.59)	(0.30)	(0.26)	(0.37)	(0.43)
—	—	(0.04)	— [3]	— [3]
(0.59)	(0.30)	(0.30)	(0.37)	(0.43)

$7.91	$7.89	$8.23	$7.90	$8.28

8.00%	(0.56)%	8.13%	(0.02)%	4.62%

$66,676	$72,746	$36,735	$23,727	$38,669
0.94%	0.92%	0.94%	0.94%	0.94%
0.95%	0.93%	1.05%	1.05%	0.99%
7.55%	3.75%	3.77%	4.77%	5.22%
7.54%	3.74%	3.66%	4.66%	5.17%
60%	45%	124%	125%	143%

Financial highlights

Delaware Floating Rate Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.

[2]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[3]	Amount is less than $0.005 per share.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
$7.89	$8.23	$7.89	$8.28	$8.34

0.53	0.24	0.24	0.32	0.37
0.02 [2]	(0.34)	0.34	(0.40)	(0.06)
0.55	(0.10)	0.58	(0.08)	0.31

(0.53)	(0.24)	(0.20)	(0.31)	(0.37)
—	—	(0.04)	— [3]	— [3]
(0.53)	(0.24)	(0.24)	(0.31)	(0.37)

$7.91	$7.89	$8.23	$7.89	$8.28

7.20%	(1.30)%	7.47%	(0.90)%	3.84%

$12,273	$12,948	$8,698	$13,613	$25,374
1.69%	1.67%	1.69%	1.69%	1.69%
1.70%	1.68%	1.80%	1.80%	1.74%
6.80%	3.00%	3.02%	4.02%	4.47%
6.79%	2.99%	2.91%	3.91%	4.42%
60%	45%	124%	125%	143%

Financial highlights

Delaware Floating Rate Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.

[2]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[3]	Amount is less than $0.005 per share.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
$7.88	$8.23	$7.89	$8.28	$8.34

0.57	0.28	0.29	0.36	0.41
0.03 [2]	(0.35)	0.33	(0.40)	(0.06)
0.60	(0.07)	0.62	(0.04)	0.35

(0.57)	(0.28)	(0.24)	(0.35)	(0.41)
—	—	(0.04)	— [3]	— [3]
(0.57)	(0.28)	(0.28)	(0.35)	(0.41)

$7.91	$7.88	$8.23	$7.89	$8.28

7.87%	(0.92)%	7.99%	(0.40)%	4.36%

$1,432	$1,111	$22	$7	$61
1.19%	1.17%	1.19%	1.19%	1.19%
1.20%	1.18%	1.30%	1.30%	1.24%
7.30%	3.50%	3.52%	4.52%	4.97%
7.29%	3.49%	3.41%	4.41%	4.92%
60%	45%	124%	125%	143%

Financial highlights

Delaware Floating Rate Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[5]
Ratio of expenses to average net assets prior to fees waived[5]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.

[2]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[3]	Amount is less than $0.005 per share.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

Year ended
7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
$7.89	$8.23	$7.90	$8.28	$8.34

0.61	0.32	0.33	0.40	0.45
0.02 [2]	(0.34)	0.32	(0.39)	(0.06)
0.63	(0.02)	0.65	0.01	0.39

(0.61)	(0.32)	(0.28)	(0.39)	(0.45)
—	—	(0.04)	— [3]	— [3]
(0.61)	(0.32)	(0.32)	(0.39)	(0.45)

$7.91	$7.89	$8.23	$7.90	$8.28

8.27%	(0.31)%	8.40%	0.23%	4.88%

$471,869	$654,307	$116,242	$79,391	$82,643
0.69%	0.67%	0.69%	0.69%	0.69%
0.70%	0.68%	0.80%	0.80%	0.74%
7.80%	4.00%	4.02%	5.02%	5.47%
7.79%	3.99%	3.91%	4.91%	5.42%
60%	45%	124%	125%	143%

Financial highlights

Delaware Floating Rate Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

		8/31/21[1]
	Year ended	to
	7/31/23	7/31/22
Net asset value, beginning of period	$7.89	$8.24

Income (loss) from investment operations:
Net investment income[2]	0.62	0.33
Net realized and unrealized gain (loss)	0.02 [3]	(0.38)
Total from investment operations	0.64	(0.05)

Less dividends and distributions from:
Net investment income	(0.61)	(0.30)
Total dividends and distributions	(0.61)	(0.30)

Net asset value, end of period	$7.92	$7.89

Total return[4]	8.48%	(0.69)%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,022	$4,986
Ratio of expenses to average net assets[5]	0.62%	0.60%
Ratio of expenses to average net assets prior to fees waived[5]	0.63%	0.61%
Ratio of net investment income to average net assets	7.87%	4.07%
Ratio of net investment income to average net assets prior to fees waived	7.86%	4.06%
Portfolio turnover	60%	45%[6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.

[2]	Calculated using average shares outstanding.

[3]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.

[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.

[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

[6]	Portfolio turnover is representative of the Fund for the year ended July 31, 2022.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements

Delaware Floating Rate Fund	July 31, 2023

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware Floating Rate Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)'s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Fund's valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies, other than ETFs are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which

Notes to financial statements

Delaware Floating Rate Fund

1. Significant Accounting Policies (continued)

quotations are not available. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken or expected to be taken on the Fund's federal income tax returns through the year ended July 31, 2023, and for all open tax years (years ended July 31, 2020–July 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Underlying Funds — The Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which the Fund may invest include ETFs. The Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund intends to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in

Notes to financial statements

Delaware Floating Rate Fund

1. Significant Accounting Policies (continued)

calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentage of the Fund's average daily net assets from August 1, 2022 through November 28, 2023. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Operating expense limitation as a percentage of average daily net assets
Class A	Class C	Class R	Institutional Class	Class R6
0.94%	1.69%	1.19%	0.69%	0.62%

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria

Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2023, the Fund paid $23,170 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2023, the Fund paid $40,775 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay a 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended

Notes to financial statements

Delaware Floating Rate Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

July 31, 2023, the Fund paid $19,835 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2023, DDLP earned $4,872 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2023, DDLP received gross CDSC commissions of $559 and $2,723 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended July 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$377,403,434
Sales	540,547,311

The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$595,936,268
Aggregate unrealized appreciation of investments and derivatives	$6,688,526
Aggregate unrealized depreciation of investments and derivatives	(12,634,134)
Net unrealized depreciation of investments and derivatives	$(5,945,608)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3	–	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2023:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Collateralized Debt Obligations	$—	$5,018,230	$—	$5,018,230
Common Stock	210,834	—	—	210,834
Convertible Bond	—	—	592,070	592,070
Corporate Bonds	—	24,353,836	—	24,353,836
Exchange-Traded Fund	13,629,000	—	—	13,629,000
Loan Agreements	—	506,764,945	—	506,764,945
Municipal Bonds	—	417,794	—	417,794

Notes to financial statements

Delaware Floating Rate Fund

3. Investments (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Investments	$39,041,112	$—	$—	$39,041,112
Total Value of Securities	$52,880,946	$536,554,805	$592,070	$590,027,821

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(13,670)	$—	$(13,670)

1Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2023 and 2022 were as follows:

	Year ended
	7/31/23	7/31/22
Ordinary income	$49,382,188	$15,997,788

5. Components of Net Assets on a Tax Basis

As of July 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$609,958,657
Undistributed ordinary income	437,950
Distributions payable	(448,115)
Capital loss carryforwards*	(44,731,171)
Unrealized appreciation (depreciation) of investments and derivatives	(5,945,608)
Net assets	$559,271,713
*	A portion of the Fund’s capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, amortization of premium on callable bonds, and mark-to-market on foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2023, the Fund had no reclassifications.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$20,639,325	$24,091,846	$44,731,171

Notes to financial statements

Delaware Floating Rate Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/23	7/31/22
Shares sold:
Class A	5,987,396	7,931,278
Class C	529,159	1,017,376
Class R	30,986	138,064
Institutional Class	41,322,576	91,354,894
Class R6	610,541	611,865

Shares from merger:[1]
Class A	—	3,345,888
Institutional Class	—	2,183,703
Class R6	—	28,814

Shares issued upon reinvestment of dividends and distributions:
Class A	594,480	303,260
Class C	107,180	36,072
Class R	11,132	281
Institutional Class	4,964,528	1,484,513
Class R6	32,609	8,306
	54,190,587	108,444,314

Shares redeemed:
Class A	(7,380,465)	(6,816,816)
Class C	(727,135)	(467,999)
Class R	(2,031)	—
Institutional Class	(69,628,140)	(26,161,296)
Class R6	(388,194)	(17,409)
	(78,125,965)	(33,463,520)
Net increase (decrease)	(23,935,378)	74,980,794

1 See Note 7.

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table on the previous page and on the “Statements of changes in net assets.” For the years ended July 31, 2023 and 2022, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Class R6 Shares	Value
Year ended
7/31/23	69,086	10,916	468,171	15,495	76,384	455,802	$4,292,443
7/31/22	4,860	14,795	—	14,814	4,860	—	162,046

7. Reorganization

On September 17, 2021, the Board approved a proposal to reorganize (the “Reorganization”) Delaware Floating Rate II Fund (the “Acquired Fund”), a series of Delaware Group® Equity Funds IV, with and into Delaware Floating Rate Fund (the “Acquiring Fund”), a series of the Trust. Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property, assets, and goodwill of the Acquired Fund were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Fund, in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Fund liquidated and dissolved following the Reorganization. The purpose of the transaction was to allow shareholders of the Acquired Fund to own shares of the Acquiring Fund, a fund with a similar investment objective and style as, and potentially lower net expenses than the Acquired Fund. The Reorganization was accomplished by a tax-free exchange of shares on September 17, 2021. For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Fund was carried forward to align ongoing reporting of the Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The share transactions associated with the Reorganization are as follows:

			Shares
	Acquired	Acquired	Converted	Acquiring
	Fund	Fund Shares	to Acquiring	Fund	Conversion
	Net Assets	Outstanding	Fund	Net Assets	Ratio
	Delaware Floating Rate II Fund		Delaware Floating Rate Fund
Class A	$27,603,573	2,932,529	3,345,888	$37,271,906	1.1410
Class C	—	—	—	8,437,606	—
Class R	—	—	—	21,767	—
Institutional Class	18,015,552	1,916,263	2,183,703	125,238,425	1.1396
Class R6	238,005	25,255	28,814	27,955	1.1409

Notes to financial statements

Delaware Floating Rate Fund

7. Reorganization (continued)

The net assets of the Acquiring Fund before the Reorganization were $170,997,659. The net assets of the Acquiring Fund immediately following the Reorganization were $216,854,789.

Assuming the Reorganization had been completed on August 1, 2021, the Acquiring Fund's pro forma results of operations for the year ended July 31, 2022, would have been as follows:

Net investment income	$18,361,332
Net realized loss on investments	(1,045,181)
Net change in unrealized appreciation (depreciation)	(25,868,833)
Net decrease in net assets resulting from operations	$(8,552,682)

8. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of July 31, 2023, or at any time during the year then ended.

9. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

During the year ended July 31, 2023, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

During the year ended July 31, 2023, the Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of Operations.”

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended July 31, 2023:

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average notional value)	$11,844	$1,730,374

10. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or

Notes to financial statements

Delaware Floating Rate Fund

10. Offsetting (continued)

insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(13,670)	$(13,670)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(13,670)	$—	$—	$—	$—	$(13,670)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

11. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2023, the Fund had no securities out on loan.

12. Credit and Market Risk

The global outbreak of COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could

Notes to financial statements

Delaware Floating Rate Fund

12. Credit and Market Risk (continued)

adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund's performance.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will usually not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average, which are also the subject of recent reform.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

13. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

Notes to financial statements

Delaware Floating Rate Fund

14. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

15. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2023, that would require recognition or disclosure in the Fund's financial statements.

Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware Floating Rate Fund (one of the funds constituting Delaware Group® Income Funds, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

Other Fund information (Unaudited)

Delaware Floating Rate Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund's liquidity risk; (2) classification of each of the Fund's portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund's net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund's acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund's holdings of Illiquid assets exceed 15% of the Fund's net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund's liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund's investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund's holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund's portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund's liquidity needs. The Fund's HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended July 31, 2023, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund's total distributions.

For the fiscal year ended July 31, 2023, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended July 31, 2023, the Fund has reported maximum distributions of Qualified Interest Income of $42,223,031.

The percentage of the ordinary dividends reported by the Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 95.61%.

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund’s most recent Form N-PORT are available without charge on the Fund’s website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	106	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	106	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	106	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	106	Private Investor
 (2011–Present)
State Street Bank and
Trust Company
(1996-2011)
-Executive Vice President
of Enterprise Risk
Management and
Emerging Economies
Strategy; and Chief Risk
and Corporate
				Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	106	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	106	Drexel University -President (2010–Present)	Federal Reserve
Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate Income
Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	106	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and
Dean, College of Law
(2010–2019)
Brookhaven Investments
LLC (commercial
enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	106	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc.
(biotechnology) (2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power
& Light Company, KCP&L
Greater Missouri Operations
Company, Westar Energy, Inc.
and Kansas Gas and Electric
Company (related utility
companies)
(2018-Present)
National Association of Corporate
Directors
(2017-Present)
American Shared Hospital
Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-2021)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	106	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of National
Association of Corporate
Directors (2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment
Group Inc. (REIT) (2021)
Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	106	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	106	Gore Creek
Capital, Ltd.
-Chief Executive Officer
and President
(2009–Present)
Capital Z Asset
Management
-Chief Executive Officer
(2008-2009)
California Public
Employees' Retirement
System (CalPERS)
-Senior Investment
Officer of Global Equity
(2002-2008)	The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven
Fund (2013–2021),
and WCM Alternatives: Credit
Event Fund
(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities
Exchange
(2010-2018)
Vassar College Trustee
(2006-2018)

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	106	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	106	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	106	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	106	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Annual report

Fixed income mutual fund

Delaware High-Yield Opportunities Fund

July 31, 2023

Carefully consider the Fund's investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund's prospectus and its summary prospectus, which may be obtained by visiting delawarefunds.com/literature or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawarefunds.com/edelivery.

Experience Delaware Funds by Macquarie®

Macquarie Asset Management (MAM) is a global asset manager that aims to deliver positive impact for everyone. MAM Public Investments traces its roots to 1929 and partners with institutional and individual clients to deliver specialist active investment capabilities across global equities, fixed income, and multi-asset solutions using a conviction-based, long-term approach to investing. In the US, retail investors recognize our Delaware Funds by Macquarie family of funds as one of the oldest mutual fund families.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus for Delaware High-Yield Opportunities Fund at delawarefunds.com/literature.

Manage your account online

•	Check your account balance and transactions
•	View statements and tax forms
•	Make purchases and redemptions

Visit delawarefunds.com/account-access.

Macquarie Asset Management (MAM) is the asset management division of Macquarie Group. MAM is a full-service asset manager offering a diverse range of products across public and private markets including fixed income, equities, multi-asset solutions, private credit, infrastructure, renewables, natural assets, real estate, and asset finance. The Public Investments business is a part of MAM and includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Fund is distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

Other than Macquarie Bank Limited ABN 46 008 583 542 ("Macquarie Bank"), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Fund is governed by US laws and regulations.

This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawarefunds.com/literature.

Unless otherwise noted, views expressed herein are current as of July 31, 2023, and subject to change for events occurring after such date.

The Fund is not FDIC insured and is not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor.

All third-party marks cited are the property of their respective owners.

© 2023 Macquarie Management Holdings, Inc.

Portfolio management review
Delaware High-Yield Opportunities Fund	July 31, 2023 (Unaudited)

Performance preview (for the year ended July 31, 2023)
Delaware High-Yield Opportunities Fund (Institutional Class shares)	1-year return	+4.41%
Delaware High-Yield Opportunities Fund (Class A shares)	1-year return	+4.15%
ICE BofA US High Yield Constrained Index (benchmark)	1-year return	+4.16%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware High-Yield Opportunities Fund, please see the table on page 5.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. The performance of both Institutional Class shares and Class A shares reflects the reinvestment of all distributions.

Please see page 8 for a description of the index. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Investment objective

The Fund seeks total return and, as a secondary objective, high current income.

Market review

Volatility dominated the high yield bond market during the Fund’s fiscal year ended July 31, 2023. Throughout the period, each new release of economic data and every pronouncement by the US Federal Reserve ignited speculation about the onset of recession, and with each new change in outlook, we experienced a roller coaster of ups and downs.

Inconsistent data points and the varying outlook led to market leadership alternating monthly. The Fund’s fiscal year began with the Fed expressing hawkish views and taking aggressive actions, pushing up the yield on 10-year US Treasurys. High yield securities sustained monthly losses, with rate-sensitive BB-rated bonds faring the worst.

As fear of recession increased, BBB- and CCC-rated bonds underperformed. Then, as recession fears receded on better-than-expected earnings reports, the high yield market rallied. This volatile pattern of data-

The Fund’s positioning is consistent in terms of seeking slightly higher yield than the benchmark. With liquidity in this environment likely not supporting major shifts in risk exposure, our focus is on fundamental elements of portfolio management and in making sure that we are comfortable with our exposure to each security from a fundamental standpoint.

1

Portfolio management review

Delaware High-Yield Opportunities Fund

dependent monthly gyrations continued throughout the 12-month period.

Source: Bloomberg, unless otherwise noted.

Within the Fund

For the fiscal year ended July 31, 2023, Delaware High-Yield Opportunities Fund Institutional Class shares gained 4.41%. The Fund’s Class A shares advanced 4.15% at net asset value and declined 0.51% at maximum offer price. These figures reflect all distributions reinvested. During the same period, the Fund’s benchmark, the ICE BofA US High Yield Constrained Index, gained 4.16%. For complete, annualized performance of the Delaware High-Yield Opportunities Fund, please see the table on page 5.

Liquidity is a key consideration while managing the portfolio’s risk through a volatile market. It is challenging in this environment to meaningfully reduce or add risk to a portfolio. Seemingly in an instant, risk-on sentiment can become risk-off, whipsawing investors. We were happy with the portfolio’s overall positioning throughout the Fund’s fiscal period, focusing on individual credit selection. Earnings played a large role in determining individual credit performance.

We also had a constructive long-term view, which we retain. We believe that it’s possible for the Fed to achieve a soft landing in which it manages to either tame inflation by slowing the economy without triggering a recession or limit a recession to a fairly shallow decline over a brief period. With that in mind, we were content with a yield profile that exceeded the benchmark by 40 to 50 basis points (0.40% to 0.50%) over the Fund’s entire fiscal year. (A basis point equals one hundredth of a percentage point.) Partly because of that long-term view, we were comfortable holding some securities that appeared to have higher levels of short-term risk.

We didn’t make any major shifts to the portfolio’s composition during the Fund’s fiscal year. Our goal was to out-yield the benchmark while maintaining a duration-neutral stance, as we do through all market cycles. Doing that isolates the Fund’s risk exposure to a focus on credit, rather than interest-rate-related risk.

Sectors that generally outperformed for the Fund during the fiscal year were commodities-related: metals and mining as well as energy. Copper companies dominate the metals and mining industry in the high yield market. Copper prices were elevated during the Fund’s fiscal year. This led to a strong tailwind for copper-mining companies as they generated significant free cash flow. In our view, copper was a good place to seek shelter in a volatile market.

Similarly, energy generally enjoyed a favorable environment during the Fund’s fiscal year, with oil companies doing well. The constructive outlook for these commodities tended to shine a positive light on companies in this and other commodities-based industries.

Housing also performed well, rebounding somewhat after taking it on the chin the previous fiscal year, when rising interest rates had made houses less affordable. However, in the current period, low inventories, despite higher rates, supported the housing market throughout the Fund’s 12-month period.

Sectors that underperformed for the Fund during the fiscal year included broadcasting, telecommunications, and cable as all three of these sectors tend to have somewhat levered balance sheets. Also, all three sectors have generally faced a bit of a secular decline or challenge within their business models. They are often highly levered and have maturity walls that typically begin in 2025. A prevailing

2

concern is that in the event of a recession, access to capital markets could dry up, posing problems for firms that must rebalance their balance sheets.

Individual credits that contributed the most to the Fund’s performance included Royal Caribbean Cruises Ltd. and Carnival Corp. Our fundamental outlook for the cruise-line industry has been very favorable. Earnings have been encouraging, and both companies are doing what they said they would do. Pre-COVID-19, they were both investment grade credits. Their management teams are seeking to return to investment grade status within two to three years, and the companies are performing well, exceeding their pre-pandemic passenger volumes. Their free cash flow profiles are improving. In summary, we believe they are on target to reach their multi-year financial-recovery goals.

Applied Systems Inc., a technology company, performed well for the Fund. We have held a large position in it for years. Its fundamentals are strong and its management has consistently achieved its stated goals. What is in Applied Systems' favor is that loans generally outperformed high yield bonds during the Fund’s fiscal year. The security also benefited since it is a short-dated loan in a rapidly rising rate environment.

The three largest detractors included Altice France SA, Altice USA Inc, and AMC Networks Inc. Altice France is a French wireless company, Altice USA, the former Cablevision Systems, is a cable service provider that predominantly operates in the New York City metropolitan market and AMC Networks is a producer and distributor of original content for network television and streaming services. All three face near-term debt refinancings which will likely occur at higher rates, possibly resulting in modest pressure on free cash flow generation going forward. Nevertheless, all three companies continue to perform well from an operational perspective.

We still own all three holdings. Although we recognize the near-term risks facing these companies, we remain constructive on their long-term outlook. One positive, in our opinion, is the existence of a larger set of refinancing options for these firms. These include asset-backed securities (ABS), private financing, the public bond market, and the loan market.

Key risks and opportunities

As we assess the near future, we think the greatest risk is that our view is wrong and the Fed gets overly aggressive, sending the economy into a deeper recession than anticipated. In that scenario, access to capital could dry up somewhat, particularly for companies with poorer credit ratings. While we don’t see that as likely, it would negatively impact the market, if it were to happen.

However, even if this uncertain and turbulent market environment were to continue, we believe we are situated quite well in terms of how we manage the Fund. Market volatility presents dislocations at times, when the fundamentals don’t always match current valuations. We think that could lead to finding opportunities in attractively valued securities. The key, in our view, is to remain disciplined and cautious. We try to turn over every rock and we seek out opportunities as they arise.

The Fund’s positioning is consistent in terms of seeking slightly higher yield than the benchmark. With liquidity in this environment likely not supporting major shifts in risk exposure, our focus is on fundamental elements of portfolio management and in making sure that we are comfortable with our exposure to each security from a fundamental

3

Portfolio management review

Delaware High-Yield Opportunities Fund

standpoint. This can include taking advantage of opportunities to move up or down in the capital structure on certain holdings depending on volatility and the attractiveness of valuations.

4

Performance summary
Delaware High-Yield Opportunities Fund	July 31, 2023 (Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800 523-1918 or visiting delawarefunds.com/performance.

Fund and benchmark performance[1,2]	Average annual total returns through July 31, 2023
	1 year	5 year	10 year	Lifetime
Class A (Est. December 30, 1996)
Excluding sales charge	+4.15%	+3.40%	+3.26%	—
Including sales charge	-0.51%	+2.48%	+2.79%	—
Class C (Est. February 17, 1998)
Excluding sales charge	+3.37%	+2.57%	+2.47%	—
Including sales charge	+2.39%	+2.57%	+2.47%	—
Class R (Est. June 2, 2003)
Excluding sales charge	+3.89%	+3.09%	+2.99%	—
Including sales charge	+3.89%	+3.09%	+2.99%	—
Institutional Class (Est. December 30, 1996)
Excluding sales charge	+4.41%	+3.66%	+3.52%	—
Including sales charge	+4.41%	+3.66%	+3.52%	—
Class R6 (Est. April 29, 2021)
Excluding sales charge	+4.45%	—	—	-0.73%
Including sales charge	+4.45%	—	—	-0.73%
ICE BofA US High Yield Constrained Index	+4.16%	+3.23%	+4.29%	—

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” table. Expenses for each class are listed in the “Fund expense ratios” table on page 7. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service (12b-1) fee of 0.25% of average daily net assets. The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The Fund’s Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to June 1, 1992, and 0.25% on all shares acquired on or after June 1, 1992. All Class A shares currently bear 12b-1 fees at the same rate, the blended rate based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the

5

Performance summary

Delaware High-Yield Opportunities Fund

Board. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first 12 months. They are also subject to an annual 12b-1 fee of 1.00% of average daily net assets. Performance for Class C shares, excluding sales charges, assumes either that CDSCs did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual 12b-1 fee of 0.50% of average daily net assets.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no 12b-1 fee.

Class R6 shares are available only to certain investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries. Class R6 shares pay no 12b-1 fee.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

6

The disruptions caused by natural disasters, pandemics, or similar events could prevent the Fund from executing advantageous investment decisions in a timely manner and could negatively impact the Fund’s ability to achieve its investment objective and the value of the Fund’s investments.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table. The expense ratios below may differ from the expense ratios in the “Financial highlights” since they are based on different time periods and the expense ratios in the prospectus include acquired fund fees and expenses, if any. See Note 2 in “Notes to financial statements” for additional details. Please see the “Financial highlights” section in this report for the most recent expense ratios.

				Institutional
Fund expense ratios	Class A	Class C	Class R	Class	Class R6
Total annual operating expenses (without fee waivers)	1.09%	1.84%	1.34%	0.84%	0.79%
Net expenses (including fee waivers, if any)	0.88%	1.63%	1.13%	0.63%	0.58%
Type of waiver	Contractual	Contractual	Contractual	Contractual	Contractual

7

Performance summary

Delaware High-Yield Opportunities Fund

Performance of a $10,000 investment1

For the period July 31, 2013 through July 31, 2023

	Starting value	Ending value
ICE BofA US High Yield Constrained Index	$10,000	$15,215
Delaware High-Yield Opportunities Fund – Institutional Class shares	$10,000	$14,135
Delaware High-Yield Opportunities Fund – Class A shares	$ 9,550	$13,171

1The “Performance of a $10,000 investment” graph assumes $10,000 invested in Institutional Class and Class A shares of the Fund on July 31, 2013, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Expenses are listed in the “Fund expense ratios” table on page 7. Please note additional details on pages 5 through 9.

The graph also assumes $10,000 invested in the ICE BofA US High Yield Constrained Index as of July 31, 2013. The ICE BofA US High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance does not guarantee future results.

Performance of other Fund classes will vary due to different charges and expenses.

8

	Nasdaq symbols	CUSIPs
Class A	DHOAX	245908876
Class C	DHOCX	245908850
Class R	DHIRX	245908736
Institutional Class	DHOIX	245908843
Class R6	DHIZX	24610J209

9

Disclosure of Fund expenses

For the six-month period from February 1, 2023 to July 31, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from February 1, 2023 to July 31, 2023.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's expenses shown in the table reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

10

Delaware High-Yield Opportunities Fund

Expense analysis of an investment of $1,000

	Beginning	Ending		Expenses
	Account Value	Account Value	Annualized	Paid During Period
	2/1/23	7/31/23	Expense Ratio	2/1/23 to 7/31/23*
Actual Fund return†
Class A	$1,000.00	$1,022.20	0.88%	$4.41
Class C	1,000.00	1,018.50	1.63%	8.16
Class R	1,000.00	1,021.00	1.13%	5.66
Institutional Class	1,000.00	1,023.50	0.63%	3.16
Class R6	1,000.00	1,023.80	0.58%	2.91
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,020.43	0.88%	$4.41
Class C	1,000.00	1,016.71	1.63%	8.15
Class R	1,000.00	1,019.19	1.13%	5.66
Institutional Class	1,000.00	1,021.67	0.63%	3.16
Class R6	1,000.00	1,021.92	0.58%	2.91

*“Expenses Paid During Period” are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of any investment companies (Underlying Funds), in which it invests. The table above does not reflect the expenses of any Underlying Funds.

11

Security type / sector allocations
Delaware High-Yield Opportunities Fund	As of July 31, 2023 (Unaudited)

Sector designations may be different from the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different from another fund's sector designations.

Security type / sector	Percentage of net assets
Convertible Bond	0.13%
Corporate Bonds	83.39%
Automotive	2.66%
Basic Industry	6.09%
Capital Goods	5.02%
Consumer Goods	0.44%
Electric	2.44%
Energy	12.96%
Financial Services	3.06%
Healthcare	6.59%
Insurance	3.37%
Leisure	6.41%
Media	9.02%
Retail	4.28%
Services	5.59%
Technology & Electronics	5.08%
Telecommunications	7.83%
Transportation	2.55%
Municipal Bonds	0.48%
Loan Agreements	10.23%
Common Stock	0.05%
Short-Term Investments	4.83%
Total Value of Securities	99.11%
Receivables and Other Assets Net of Liabilities	0.89%
Total Net Assets	100.00%

12

Schedule of investments
Delaware High-Yield Opportunities Fund	July 31, 2023

	Principal amount°	Value (US $)
Convertible Bond — 0.13%
New Cotai 5.00% exercise price $0.40, maturity date 2/2/27 =	222,416	$592,070
Total Convertible Bond (cost $213,498)		592,070

Corporate Bonds — 83.39%
Automotive — 2.66%
Allison Transmission 144A 5.875% 6/1/29 #	2,757,000	2,669,824
Ford Motor 4.75% 1/15/43	1,680,000	1,315,906
Ford Motor Credit
3.375% 11/13/25	1,405,000	1,314,908
4.125% 8/17/27	710,000	650,332
4.542% 8/1/26	1,960,000	1,854,031
7.35% 3/6/30	1,825,000	1,890,913
Goodyear Tire & Rubber 5.25% 7/15/31	2,935,000	2,614,823
		12,310,737
Basic Industry — 6.09%
Arsenal AIC Parent 144A 8.00% 10/1/30 #	1,405,000	1,434,856
Chemours 144A 5.75% 11/15/28 #	3,225,000	2,961,879
CP Atlas Buyer 144A 7.00% 12/1/28 #	1,570,000	1,297,432
Domtar 144A 6.75% 10/1/28 #	1,371,000	1,198,805
First Quantum Minerals
144A 6.875% 10/15/27 #	2,095,000	2,062,548
144A 7.50% 4/1/25 #	2,320,000	2,316,114
144A 8.625% 6/1/31 #	3,460,000	3,546,500
FMG Resources August 2006
144A 5.875% 4/15/30 #	2,055,000	1,973,048
144A 6.125% 4/15/32 #	925,000	888,996
Novelis
144A 3.875% 8/15/31 #	605,000	504,421
144A 4.75% 1/30/30 #	4,715,000	4,242,481
Standard Industries 144A 3.375% 1/15/31 #	4,290,000	3,468,271
Vibrantz Technologies 144A 9.00% 2/15/30 #	2,813,000	2,299,712
		28,195,063
Capital Goods — 5.02%
ARD Finance 144A PIK 6.50% 6/30/27 #, >	2,225,368	1,810,749
Ardagh Metal Packaging Finance USA
144A 3.25% 9/1/28 #	1,219,000	1,054,183
144A 4.00% 9/1/29 #	1,495,000	1,224,286
Bombardier
144A 6.00% 2/15/28 #	2,873,000	2,704,253

13

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Bombardier
144A 7.50% 2/1/29 #	830,000	$823,050
Clydesdale Acquisition Holdings
144A 6.625% 4/15/29 #	465,000	445,378
144A 8.75% 4/15/30 #	1,525,000	1,384,272
Mauser Packaging Solutions Holding
144A 7.875% 8/15/26 #	3,415,000	3,409,096
144A 9.25% 4/15/27 #	1,240,000	1,153,770
Roller Bearing Co. of America 144A 4.375% 10/15/29 #	4,680,000	4,176,900
Sealed Air 144A 5.00% 4/15/29 #	1,350,000	1,261,453
TransDigm 4.625% 1/15/29	4,270,000	3,816,099
		23,263,489
Consumer Goods — 0.44%
Cerdia Finanz 144A 10.50% 2/15/27 #	2,055,000	2,029,361
		2,029,361
Electric — 2.44%
Calpine
144A 4.625% 2/1/29 #	645,000	555,951
144A 5.00% 2/1/31 #	3,380,000	2,848,104
144A 5.125% 3/15/28 #	1,260,000	1,144,014
Vistra
144A 7.00% 12/15/26 #, µ, Ψ	5,095,000	4,539,136
144A 8.00% 10/15/26 #, µ, Ψ	2,285,000	2,188,687
		11,275,892
Energy — 12.96%
Ascent Resources Utica Holdings
144A 5.875% 6/30/29 #	3,170,000	2,864,397
144A 7.00% 11/1/26 #	1,490,000	1,458,721
Callon Petroleum
144A 7.50% 6/15/30 #	3,095,000	3,007,697
144A 8.00% 8/1/28 #	1,770,000	1,796,279
CNX Midstream Partners 144A 4.75% 4/15/30 #	1,515,000	1,314,504
CNX Resources 144A 6.00% 1/15/29 #	3,430,000	3,211,244
Crestwood Midstream Partners
144A 5.625% 5/1/27 #	482,000	458,343
144A 6.00% 2/1/29 #	3,468,000	3,271,781
EQM Midstream Partners
144A 4.75% 1/15/31 #	3,830,000	3,422,879

14

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
EQM Midstream Partners
6.50% 7/15/48	710,000	$649,368
Genesis Energy
7.75% 2/1/28	3,170,000	3,085,804
8.00% 1/15/27	5,005,000	4,930,211
Hilcorp Energy I
144A 6.00% 4/15/30 #	3,235,000	2,993,128
144A 6.00% 2/1/31 #	395,000	359,190
144A 6.25% 4/15/32 #	1,552,000	1,412,049
Murphy Oil 6.375% 7/15/28	5,120,000	5,102,172
NuStar Logistics
6.00% 6/1/26	2,430,000	2,393,699
6.375% 10/1/30	3,568,000	3,444,369
Southwestern Energy
5.375% 2/1/29	470,000	444,277
5.375% 3/15/30	3,940,000	3,689,961
USA Compression Partners
6.875% 4/1/26	1,720,000	1,706,125
6.875% 9/1/27	3,250,000	3,133,798
Vital Energy 144A 7.75% 7/31/29 #	2,625,000	2,247,158
Weatherford International 144A 8.625% 4/30/30 #	3,505,000	3,595,541
		59,992,695
Financial Services — 3.06%
AerCap Holdings 5.875% 10/10/79 μ	5,323,000	5,153,441
Air Lease 4.65% 6/15/26 µ, Ψ	2,995,000	2,663,493
Castlelake Aviation Finance DAC 144A 5.00% 4/15/27 #	4,565,000	4,215,869
Midcap Financial Issuer Trust 144A 6.50% 5/1/28 #	2,425,000	2,140,978
		14,173,781
Healthcare — 6.59%
AthenaHealth Group 144A 6.50% 2/15/30 #	1,260,000	1,069,168
Avantor Funding 144A 3.875% 11/1/29 #	2,755,000	2,413,405
Bausch Health 144A 11.00% 9/30/28 #	1,300,000	961,677
Cheplapharm Arzneimittel 144A 5.50% 1/15/28 #	3,185,000	2,904,561
CHS 144A 4.75% 2/15/31 #	3,000,000	2,276,370
DaVita
144A 3.75% 2/15/31 #	1,545,000	1,237,123
144A 4.625% 6/1/30 #	4,710,000	4,023,289
HCA
5.875% 2/1/29	3,000	3,029

15

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Healthcare (continued)
HCA
7.58% 9/15/25	820,000	$844,126
Heartland Dental 144A 8.50% 5/1/26 #	3,443,000	3,119,127
Medline Borrower 144A 3.875% 4/1/29 #	2,485,000	2,178,282
ModivCare Escrow Issuer 144A 5.00% 10/1/29 #	431,000	308,901
Organon & Co. 144A 5.125% 4/30/31 #	4,140,000	3,513,280
Tenet Healthcare
4.375% 1/15/30	3,190,000	2,847,987
6.125% 10/1/28	1,965,000	1,873,608
144A 6.75% 5/15/31 #	940,000	934,892
		30,508,825
Insurance — 3.37%
HUB International 144A 5.625% 12/1/29 #	2,995,000	2,675,817
Jones Deslauriers Insurance Management
144A 8.50% 3/15/30 #	3,390,000	3,460,918
144A 10.50% 12/15/30 #	1,665,000	1,650,354
NFP
144A 6.875% 8/15/28 #	4,305,000	3,815,449
144A 7.50% 10/1/30 #	1,140,000	1,109,902
USI 144A 6.875% 5/1/25 #	2,879,000	2,870,076
		15,582,516
Leisure — 6.41%
Boyd Gaming
4.75% 12/1/27	3,470,000	3,274,492
144A 4.75% 6/15/31 #	1,530,000	1,370,384
Caesars Entertainment 144A 8.125% 7/1/27 #	2,916,000	2,993,487
Carnival
144A 5.75% 3/1/27 #	6,415,000	5,939,715
144A 6.00% 5/1/29 #	610,000	548,871
144A 7.625% 3/1/26 #	1,540,000	1,520,618
Royal Caribbean Cruises 144A 5.50% 4/1/28 #	7,297,000	6,884,116
Scientific Games Holdings 144A 6.625% 3/1/30 #	4,120,000	3,654,852
Scientific Games International 144A 7.25% 11/15/29 #	3,520,000	3,514,562
		29,701,097
Media — 9.02%
AMC Networks 4.25% 2/15/29	2,675,000	1,488,624
Arches Buyer 144A 6.125% 12/1/28 #	2,905,000	2,504,851
CCO Holdings
144A 4.50% 8/15/30 #	6,390,000	5,419,978

16

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
CCO Holdings
4.50% 5/1/32	530,000	$432,620
144A 5.375% 6/1/29 #	2,520,000	2,305,181
CMG Media 144A 8.875% 12/15/27 #	4,455,000	3,482,473
CSC Holdings
144A 4.625% 12/1/30 #	5,760,000	2,899,557
144A 5.00% 11/15/31 #	2,870,000	1,453,048
144A 5.75% 1/15/30 #	3,065,000	1,590,358
Cumulus Media New Holdings 144A 6.75% 7/1/26 #	3,370,000	2,532,134
Directv Financing 144A 5.875% 8/15/27 #	4,210,000	3,804,257
DISH DBS 144A 5.75% 12/1/28 #	4,310,000	3,324,706
Gray Escrow II 144A 5.375% 11/15/31 #	6,765,000	4,727,450
Nexstar Media 144A 4.75% 11/1/28 #	2,315,000	2,042,349
Sirius XM Radio 144A 4.00% 7/15/28 #	4,300,000	3,745,373
		41,752,959
Retail — 4.28%
Asbury Automotive Group
144A 4.625% 11/15/29 #	585,000	518,078
4.75% 3/1/30	1,990,000	1,759,324
Bath & Body Works
6.875% 11/1/35	2,105,000	1,955,508
6.95% 3/1/33	3,382,000	3,063,284
LSF9 Atlantis Holdings 144A 7.75% 2/15/26 #	3,861,000	3,624,312
Michaels
144A 5.25% 5/1/28 #	1,730,000	1,472,697
144A 7.875% 5/1/29 #	1,320,000	942,137
Murphy Oil USA
144A 3.75% 2/15/31 #	3,000,000	2,548,950
4.75% 9/15/29	1,000,000	918,180
PetSmart 144A 7.75% 2/15/29 #	3,110,000	3,036,479
		19,838,949
Services — 5.59%
ADT Security 144A 4.125% 8/1/29 #	4,445,000	3,860,838
CDW 3.569% 12/1/31	4,300,000	3,643,519
Iron Mountain
144A 5.25% 3/15/28 #	2,050,000	1,924,915
144A 5.25% 7/15/30 #	3,145,000	2,845,914
Prime Security Services Borrower 144A 5.75% 4/15/26 #	1,715,000	1,683,330
Staples 144A 7.50% 4/15/26 #	5,138,000	4,251,229

17

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Services (continued)
United Rentals North America 3.875% 2/15/31	2,750,000	$2,372,982
White Cap Buyer 144A 6.875% 10/15/28 #	3,733,000	3,367,509
White Cap Parent 144A PIK 8.25% 3/15/26 #, >	1,992,000	1,921,742
		25,871,978
Technology & Electronics — 5.08%
Clarios Global 144A 8.50% 5/15/27 #	2,395,000	2,429,397
CommScope 144A 8.25% 3/1/27 #	1,475,000	1,118,249
CommScope Technologies 144A 6.00% 6/15/25 #	2,544,000	2,310,234
Entegris Escrow
144A 4.75% 4/15/29 #	1,331,000	1,242,893
144A 5.95% 6/15/30 #	3,630,000	3,484,721
Micron Technology 5.875% 9/15/33	2,305,000	2,294,614
NCR
144A 5.00% 10/1/28 #	1,370,000	1,240,519
144A 5.125% 4/15/29 #	1,405,000	1,257,684
144A 5.25% 10/1/30 #	2,835,000	2,527,163
Seagate HDD Cayman
5.75% 12/1/34	1,325,000	1,176,312
144A 8.25% 12/15/29 #	1,210,000	1,269,326
Sensata Technologies 144A 4.00% 4/15/29 #	3,600,000	3,184,456
		23,535,568
Telecommunications — 7.83%
Altice France 144A 5.50% 10/15/29 #	4,400,000	3,128,232
Altice France Holding 144A 6.00% 2/15/28 #	4,835,000	1,804,430
Connect Finco 144A 6.75% 10/1/26 #	5,301,000	5,086,966
Consolidated Communications
144A 5.00% 10/1/28 #	3,410,000	2,526,056
144A 6.50% 10/1/28 #	3,290,000	2,590,875
Digicel International Finance 144A 8.75% 5/25/24 #	2,560,000	2,327,142
Frontier Communications Holdings
144A 5.00% 5/1/28 #	465,000	394,598
144A 5.875% 10/15/27 #	3,835,000	3,516,226
5.875% 11/1/29	1,215,000	891,963
144A 6.75% 5/1/29 #	1,735,000	1,342,933
144A 8.75% 5/15/30 #	670,000	647,086
Northwest Fiber 144A 4.75% 4/30/27 #	3,930,000	3,424,032
Sable International Finance 144A 5.75% 9/7/27 #	2,548,000	2,383,221
Sprint 7.625% 3/1/26	1,915,000	1,994,955
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	3,190,000	2,695,613

18

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Telecommunications (continued)
VZ Secured Financing 144A 5.00% 1/15/32 #	1,825,000	$1,484,724
		36,239,052
Transportation — 2.55%
Air Canada 144A 3.875% 8/15/26 #	2,590,000	2,405,852
American Airlines 144A 5.75% 4/20/29 #	2,508,198	2,430,716
Azul Secured Finance
144A 11.50% 5/28/29 #	989,000	892,442
144A 11.93% 8/28/28 #	2,640,000	2,659,800
Grupo Aeromexico 144A 8.50% 3/17/27 #	3,795,000	3,440,908
		11,829,718
Total Corporate Bonds (cost $423,386,975)		386,101,680

Municipal Bonds — 0.48%
GDB Debt Recovery Authority of Puerto Rico (Taxable) 7.50% 8/20/40	2,697,111	2,218,374
Total Municipal Bonds (cost $2,563,133)		2,218,374

Loan Agreements — 10.23%
Amynta Agency Borrower 10.319% (SOFR01M + 5.00%) 2/28/28 •	4,655,000	4,610,391
Applied Systems 2nd Lien 11.992% (SOFR03M + 6.75%) 9/17/27 •	3,054,742	3,072,560
Clarios Global 9.069% (SOFR01M + 3.75%) 5/6/30 •	2,395,000	2,397,694
CNT Holdings I 2nd Lien 12.05% (SOFR03M + 6.75%) 11/6/28 •	1,612,771	1,593,955
Epicor Software 2nd Lien 13.169% (SOFR01M + 7.85%) 7/31/28 •	2,235,800	2,252,568
Form Technologies Tranche B 9.825% (SOFR03M + 4.60%) 7/22/25 •	3,909,013	3,681,801
Guardian US Holdco 9.343% (SOFR02M + 4.00%) 1/31/30 •	1,942,000	1,937,631
Hexion Holdings 1st Lien 9.779% (SOFR03M + 4.65%) 3/15/29 •	732,600	692,459
Hexion Holdings 2nd Lien 12.843% (SOFR01M + 7.54%) 3/15/30 •	2,100,000	1,711,500
HUB International TBD 6/8/30 X	986,000	991,137
Hunter Douglas Holding Tranche B-1 8.666% (SOFR03M + 3.50%) 2/26/29 •	1,300,414	1,242,221
INDICOR 9.742% (SOFR03M + 4.50%) 11/22/29 •	4,349,100	4,352,984

19

Schedule of investments

Delaware High-Yield Opportunities Fund

	Principal amount°	Value (US $)
Loan Agreements (continued)
Jones DesLauriers Insurance Management 1st Lien 9.75% (CDOR03M + 4.25%) 3/27/28 •	CAD 1,904,198	$1,433,221
Northwest Fiber 1st Lien Tranche B-2 9.156% (SOFR01M + 3.86%) 4/30/27 •	1,220,662	1,165,732
PetsMart 9.169% (SOFR01M + 3.85%) 2/11/28 •	696,731	697,353
PMHC II 9.698% (SOFR03M + 4.25%) 4/23/29 •	548,618	509,529
Pre Paid Legal Services 2nd Lien 12.433% (SOFR01M + 7.11%) 12/14/29 •	640,000	586,400
SPX Flow 9.819% (SOFR01M + 4.50%) 4/5/29 •	2,534,069	2,513,323
Swf Holdings I 9.433% (SOFR01M + 4.11%) 10/6/28 •	2,494,374	2,085,921
UKG 2nd Lien 10.618% (SOFR03M + 5.35%) 5/3/27 •	5,014,000	4,964,758
Vantage Specialty Chemicals 1st Lien 9.972% (SOFR01M + 4.75%) 10/26/26 •	4,975,000	4,884,206
Total Loan Agreements (cost $47,396,993)		47,377,344

	Number of
	shares
Common Stock — 0.05%
Leisure — 0.05%
Studio City International Holdings ADR †	29,694	210,827
Total Common Stock (cost $89,257)		210,827

Short-Term Investments — 4.83%
Money Market Mutual Funds — 4.83%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 5.15%)	5,594,253	5,594,253
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 5.16%)	5,594,254	5,594,254
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 5.29%)	5,594,253	5,594,253
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 5.19%)	5,594,253	5,594,253
Total Short-Term Investments (cost $22,377,013)		22,377,013
Total Value of Securities—99.11% (cost $496,026,869)		$458,877,308

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.

20

=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At July 31, 2023, the aggregate value of Rule 144A securities was $305,412,823, which represents 65.96% of the Fund's net assets. See Note 11 in “Notes to financial statements.”
>	PIK. 100% of the income received was in the form of cash.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at July 31, 2023. Rate will reset at a future date.
Y	Perpetual security. Maturity date represents next call date.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at July 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
X	This loan will settle after July 31, 2023, at which time the interest rate, based on the SOFR and the agreed upon spread on trade date, will be reflected.
†	Non-income producing security.

The following foreign currency exchange contracts were outstanding at July 31, 2023:1

Foreign Currency Exchange Contracts

	Currency to				Settlement	Unrealized
Counterparty	Receive (Deliver)		In Exchange For		Date	Depreciation
JPMCB	CAD	(1,280,000)	USD	957,094	8/25/23	$(13,942)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

1 See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

CDOR03M – 3 Month Canadian Dollar Offered Rate

DAC – Designated Activity Company

21

Schedule of investments

Delaware High-Yield Opportunities Fund

Summary of abbreviations: (continued)

JPMCB – JPMorgan Chase Bank

PIK – Payment-in-kind

SOFR – Secured Overnight Financing Rate

SOFR01M – Secured Overnight Financing Rate 1 Month

SOFR02M – Secured Overnight Financing Rate 2 Month

SOFR03M – Secured Overnight Financing Rate 3 Month

TBD – To be determined

Summary of currencies:

CAD – Canadian Dollar

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

22

Statement of assets and liabilities
Delaware High-Yield Opportunities Fund	July 31, 2023

Assets:
Investments, at value*	$458,877,308
Cash	48,589
Foreign currencies, at value∆	118,427
Dividends and interest receivable	7,405,030
Receivable for fund shares sold	368,631
Prepaid expenses	18,652
Other assets	4,024
Total Assets	466,840,661
Liabilities:
Payable for securities purchased	2,381,140
Payable for fund shares redeemed	728,828
Other accrued expenses	274,590
Distribution payable	214,519
Investment management fees payable to affiliates	111,724
Distribution fees payable to affiliates	72,031
Administration expenses payable to affiliates	38,091
Unrealized depreciation on foreign currency exchange contracts	13,942
Total Liabilities	3,834,865
Total Net Assets	$463,005,796

Net Assets Consist of:
Paid-in capital	$645,617,776
Total distributable earnings (loss)	(182,611,980)
Total Net Assets	$463,005,796

23

Statement of assets and liabilities

Delaware High-Yield Opportunities Fund

Net Asset Value

Class A:
Net assets	$323,096,306
Shares of beneficial interest outstanding, unlimited authorization, no par	96,336,256
Net asset value per share	$3.35
Sales charge	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$3.51

Class C:
Net assets	$3,037,790
Shares of beneficial interest outstanding, unlimited authorization, no par	905,732
Net asset value per share	$3.35

Class R:
Net assets	$2,804,598
Shares of beneficial interest outstanding, unlimited authorization, no par	834,193
Net asset value per share	$3.36

Institutional Class:
Net assets	$78,070,563
Shares of beneficial interest outstanding, unlimited authorization, no par	23,297,841
Net asset value per share	$3.35

Class R6:
Net assets	$55,996,539
Shares of beneficial interest outstanding, unlimited authorization, no par	16,705,777
Net asset value per share	$3.35

*Investments, at cost	$496,026,869
∆Foreign currencies, at cost	121,507

See accompanying notes, which are an integral part of the financial statements.

24

Statement of operations
Delaware High-Yield Opportunities Fund	Year ended July 31, 2023

Investment Income:
Interest	$31,778,512
Dividends	758,465
32,536,977

Expenses:
Management fees	3,083,183
Distribution expenses — Class A	828,056
Distribution expenses — Class C	37,890
Distribution expenses — Class R	13,403
Dividend disbursing and transfer agent fees and expenses	490,540
Accounting and administration expenses	110,476
Registration fees	95,067
Reports and statements to shareholders expenses	72,113
Audit and tax fees	40,672
Legal fees	36,482
Trustees’ fees and expenses	22,568
Custodian fees	4,529
Other	62,244
4,897,223
Less expenses waived	(1,080,265)
Less expenses paid indirectly	(513)
Total operating expenses	3,816,445
Net Investment Income (Loss)	28,720,532

25

Statement of operations

Delaware High-Yield Opportunities Fund

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(18,421,024)
Foreign currencies	(346,373)
Foreign currency exchange contracts	283,325
Net realized gain (loss)	(18,484,072)

Net change in unrealized appreciation (depreciation) on:
Investments	8,613,906
Foreign currencies	308
Foreign currency exchange contracts	40,399
Net change in unrealized appreciation (depreciation)	8,654,613
Net Realized and Unrealized Gain (Loss)	(9,829,459)
Net Increase (Decrease) in Net Assets Resulting from Operations	$18,891,073

See accompanying notes, which are an integral part of the financial statements.

26

Statements of changes in net assets

Delaware High-Yield Opportunities Fund

	Year ended
	7/31/23	7/31/22
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$28,720,532	$25,411,783
Net realized gain (loss)	(18,484,072)	(833,664)
Net change in unrealized appreciation (depreciation)	8,654,613	(70,081,226)
Net increase (decrease) in net assets resulting from operations	18,891,073	(45,503,107)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(20,306,044)	(20,043,867)
Class C	(202,494)	(253,085)
Class R	(157,799)	(128,861)
Institutional Class	(4,541,447)	(4,020,750)
Class R6	(4,177,415)	(3,720,776)
	(29,385,199)	(28,167,339)

Capital Share Transactions:
Proceeds from shares sold:
Class A	11,218,210	11,852,626
Class C	590,927	691,405
Class R	591,279	512,211
Institutional Class	47,376,547	31,694,880
Class R6	22,939,549	9,996,756

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	18,338,819	18,028,131
Class C	202,494	252,952
Class R	157,554	128,628
Institutional Class	4,520,769	3,946,675
Class R6	3,683,278	3,358,131
	109,619,426	80,462,395

27

Statements of changes in net assets

Delaware High-Yield Opportunities Fund

	Year ended
	7/31/23	7/31/22
Capital Share Transactions (continued):
Cost of shares redeemed:
Class A	$(52,811,340)	$(71,040,818)
Class C	(2,316,972)	(2,682,378)
Class R	(411,908)	(627,357)
Institutional Class	(36,305,056)	(58,627,406)
Class R6	(23,058,680)	(17,890,376)
	(114,903,956)	(150,868,335)
Decrease in net assets derived from capital share transactions	(5,284,530)	(70,405,940)
Net Decrease in Net Assets	(15,778,656)	(144,076,386)

Net Assets:
Beginning of year	478,784,452	622,860,838
End of year	$463,005,796	$478,784,452

See accompanying notes, which are an integral part of the financial statements.

28

Financial highlights

Delaware High-Yield Opportunities Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

29

Year ended
7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
$3.42	$3.91	$3.74	$3.76	$3.71

0.20	0.17	0.17	0.19	0.20
(0.07)	(0.48)	0.18	(0.02)	0.06
0.13	(0.31)	0.35	0.17	0.26

(0.20)	(0.18)	(0.18)	(0.19)	(0.21)
—	— [2]	—	—	—
—	—	—	— [2]	— [2]
(0.20)	(0.18)	(0.18)	(0.19)	(0.21)

$3.35	$3.42	$3.91	$3.74	$3.76

4.15%	(8.01)%	9.68%	4.89%	7.25%

$323,096	$353,662	$447,179	$110,750	$121,500
0.88%	0.89%	0.93%	0.94%	0.94%
1.11%	1.09%	1.19%	1.16%	1.15%
5.98%	4.51%	4.55%	5.09%	5.50%
5.75%	4.31%	4.29%	4.87%	5.29%
31%	50%	91%	108%	76%

30

Financial highlights

Delaware High-Yield Opportunities Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

31

Year ended
7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
$3.42	$3.91	$3.74	$3.77	$3.72

0.17	0.14	0.15	0.16	0.17
(0.06)	(0.47)	0.18	(0.02)	0.06
0.11	(0.33)	0.33	0.14	0.23

(0.18)	(0.16)	(0.16)	(0.17)	(0.18)
—	— [2]	—	—	—
—	—	—	— [2]	— [2]
(0.18)	(0.16)	(0.16)	(0.17)	(0.18)

$3.35	$3.42	$3.91	$3.74	$3.77

3.37%	(8.70)%	8.86%	3.83%	6.45%

$3,038	$4,665	$7,177	$15,622	$21,170
1.63%	1.64%	1.68%	1.69%	1.69%
1.86%	1.84%	1.94%	1.91%	1.90%
5.23%	3.76%	3.80%	4.34%	4.75%
5.00%	3.56%	3.54%	4.12%	4.54%
31%	50%	91%	108%	76%

32

Financial highlights

Delaware High-Yield Opportunities Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

33

Year ended
7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
$3.43	$3.92	$3.75	$3.78	$3.73

0.19	0.16	0.17	0.18	0.19
(0.06)	(0.47)	0.17	(0.02)	0.06
0.13	(0.31)	0.34	0.16	0.25

(0.20)	(0.18)	(0.17)	(0.19)	(0.20)
—	— [2]	—	—	—
—	—	—	— [2]	— [2]
(0.20)	(0.18)	(0.17)	(0.19)	(0.20)

$3.36	$3.43	$3.92	$3.75	$3.78

3.89%	(8.21)%	9.39%	4.35%	6.97%

$2,805	$2,513	$2,857	$3,891	$4,805
1.13%	1.14%	1.18%	1.19%	1.19%
1.36%	1.34%	1.44%	1.41%	1.40%
5.73%	4.26%	4.30%	4.84%	5.25%
5.50%	4.06%	4.04%	4.62%	5.04%
31%	50%	91%	108%	76%

34

Financial highlights

Delaware High-Yield Opportunities Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

Net asset value, beginning of period

Income (loss) from investment operations:
Net investment income[1]
Net realized and unrealized gain (loss)
Total from investment operations

Less dividends and distributions from:
Net investment income
Net realized gain
Return of capital
Total dividends and distributions

Net asset value, end of period

Total return[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)
Ratio of expenses to average net assets[4]
Ratio of expenses to average net assets prior to fees waived[4]
Ratio of net investment income to average net assets
Ratio of net investment income to average net assets prior to fees waived
Portfolio turnover

[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.

See accompanying notes, which are an integral part of the financial statements.

35

Year ended
7/31/23	7/31/22	7/31/21	7/31/20	7/31/19
$3.42	$3.91	$3.74	$3.76	$3.71

0.21	0.18	0.18	0.20	0.21
(0.07)	(0.48)	0.18	(0.02)	0.06
0.14	(0.30)	0.36	0.18	0.27

(0.21)	(0.19)	(0.19)	(0.20)	(0.22)
—	— [2]	—	—	—
—	—	—	— [2]	— [2]
(0.21)	(0.19)	(0.19)	(0.20)	(0.22)

$3.35	$3.42	$3.91	$3.74	$3.76

4.41%	(7.78)%	9.95%	5.15%	7.52%

$78,071	$64,111	$97,188	$42,315	$44,923
0.63%	0.64%	0.68%	0.69%	0.69%
0.86%	0.84%	0.94%	0.91%	0.90%
6.23%	4.76%	4.80%	5.34%	5.75%
6.00%	4.56%	4.54%	5.12%	5.54%
31%	50%	91%	108%	76%

36

Financial highlights

Delaware High-Yield Opportunities Fund Class R6

Selected data for each share of the Fund outstanding throughout each period were as follows:

			4/29/21[1]
	Year ended		to
	7/31/23	7/31/22	7/31/21
Net asset value, beginning of period	$3.42	$3.91	$3.88

Income (loss) from investment operations:
Net investment income[2]	0.21	0.18	0.03
Net realized and unrealized gain (loss)	(0.07)	(0.47)	0.05
Total from investment operations	0.14	(0.29)	0.08

Less dividends and distributions from:
Net investment income	(0.21)	(0.20)	(0.05)
Net realized gain	—	— [3]	—
Total dividends and distributions	(0.21)	(0.20)	(0.05)
Net asset value, end of period	$3.35	$3.42	$3.91
Total return[4]	4.45%	(7.74)%	2.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$55,996	$53,833	$68,460
Ratio of expenses to average net assets[5]	0.58%	0.59%	0.59%
Ratio of expenses to average net assets prior to fees waived[5]	0.79%	0.79%	0.87%
Ratio of net investment income to average net assets	6.28%	4.81%	4.01%
Ratio of net investment income to average net assets prior to fees waived	6.07%	4.61%	3.73%
Portfolio turnover	31%	50%	91%[6]

[1]	Date of commencement of operations; ratios have been annualized and total return has not been annualized.
[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Portfolio turnover is representative of the Fund for the year ended July 31, 2021.

See accompanying notes, which are an integral part of the financial statements.

37

Notes to financial statements
Delaware High-Yield Opportunities Fund	July 31, 2023

Delaware Group® Income Funds (Trust) is organized as a Delaware statutory trust and offers four series: Delaware Corporate Bond Fund, Delaware Extended Duration Bond Fund, Delaware Floating Rate Fund, and Delaware High-Yield Opportunities Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offers Class A, Class C, Class R, Institutional Class, and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 4.50%. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, and Class R6 shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.

1. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Fixed income securities are generally priced based upon valuations provided by an independent pricing service or broker in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (the Policy). Fixed income security valuations are then reviewed by DMC as part of its duties as the Fund’s valuation designee and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Open-end investment companies, other than ETFs are valued at their published net asset value (NAV). Foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which

38

Notes to financial statements

Delaware High-Yield Opportunities Fund

1. Significant Accounting Policies (continued)

quotations are not available. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by DMC. Subject to the oversight of the Trust's Board of Trustees (Board), DMC, as valuation designee, has adopted policies and procedures to fair value securities for which market quotations are not readily available consistent with the requirements of Rule 2a-5 under the 1940 Act. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Restricted securities and private placements are valued at fair value.

Federal Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken or expected to be taken on the Fund's federal income tax returns through the year ended July 31, 2023, and for all open tax years (years ended July 31, 2020–July 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in “Other” on the “Statement of operations.” During the year ended July 31, 2023, the Fund did not incur any interest or tax penalties.

Class Accounting — Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities.

39

That portion of gains (losses), attributable to changes in foreign exchange rates, is included on the “Statement of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statement of operations” under “Net realized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Derivative Financial Instruments — The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Fund intends to use either derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Segregation and Collateralizations — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Fund under derivative contracts, if any, will be reported separately on the “Statement of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedule of investments.”

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Funds by Macquarie® (Delaware Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income

40

Notes to financial statements

Delaware High-Yield Opportunities Fund

1. Significant Accounting Policies (continued)

is recorded on an accrual basis. Income and capital gain distributions from any investment companies (Underlying Funds) in which the Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, at least annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.”

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC, a series of Macquarie Investment Management Business Trust and the investment manager, an annual fee which is calculated daily and paid monthly at the rates of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average daily net assets in excess of $2.5 billion.

DMC has contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentage of the Fund’s average daily net assets from November 28, 2022 through November 28, 2023. These waivers and reimbursements may only be terminated by agreement of DMC and the Fund. The waivers and reimbursements are accrued daily and received monthly.

Operating expense limitation as a percentage of average daily net assets
Class A	Class C	Class R	Institutional Class	Class R6
0.88%	1.63%	1.13%	0.63%	0.58%

41

Prior to November 28, 2022, DMC had contractually agreed to waive all or a portion of its management fee and/or pay/reimburse expenses in order to prevent total annual fund operating expenses from exceeding the following percentages of the Fund’s average daily net assets.

Operating expense limitation as a percentage of average daily net assets
Class A	Class C	Class R	Institutional Class	Class R6
0.94%	1.69%	1.19%	0.69%	0.58%

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Fund security trades on its behalf and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Fund, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Delaware Funds at the following annual rates: 0.00475% of the first $35 billion; 0.0040% of the next $10 billion; 0.0025% of the next $45 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Delaware Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. This amount is included on the “Statement of operations” under “Accounting and administration expenses.” For the year ended July 31, 2023, the Fund paid $17,943 for these services.

DIFSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Delaware Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Delaware Funds on a relative NAV basis. This amount is included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” For the year ended July 31, 2023, the Fund paid $29,678 for these services. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are paid by the Fund and are also included on the “Statement of operations” under “Dividend disbursing and transfer agent fees and expenses.” The fees that are calculated daily and paid as invoices are received on a monthly or quarterly basis.

42

Notes to financial statements

Delaware High-Yield Opportunities Fund

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service (12b-1) fee of 0.25%, 1.00%, and 0.50% of the average daily net assets of the Class A, Class C, and Class R shares, respectively. The Board has adopted a formula for calculating 12b-1 fees for the Fund’s Class A shares that went into effect on June 1, 1992. The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to June 1, 1992, and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after June 1, 1992. All Class A shareholders currently bear 12b-1 fees at the same rate, the blended rate, currently 0.25% of average daily net assets, based on the formula described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay a 12b-1 fee.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Fund. For the year ended July 31, 2023, the Fund paid $14,332 for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

For the year ended July 31, 2023, DDLP earned $5,948 for commissions on sales of the Fund’s Class A shares. For the year ended July 31, 2023, DDLP received gross CDSC commissions of $417 and $32 on redemptions of the Fund’s Class A and Class C shares, respectively, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

In addition to the management fees and other expenses of the Fund, the Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs in which it invests. The amount of these fees and expenses incurred indirectly by the Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.

3. Investments

For the year ended July 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$141,143,655
Sales	154,390,618

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The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At July 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:

Cost of investments and derivatives	$497,606,655
Aggregate unrealized appreciation of investments and derivatives	$3,424,765
Aggregate unrealized depreciation of investments and derivatives	(43,382,400)
Net unrealized depreciation of investments and derivatives	$(39,957,635)

US GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3 –	Significant unobservable inputs, including the Fund's own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based

44

Notes to financial statements

Delaware High-Yield Opportunities Fund

3. Investments (continued)

upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of July 31, 2023:

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock	$210,827	$—	$—	$210,827
Convertible Bond	—	—	592,070	592,070
Corporate Bonds	—	386,101,680	—	386,101,680
Loan Agreements	—	47,377,344	—	47,377,344
Municipal Bonds	—	2,218,374	—	2,218,374
Short-Term Investments	22,377,013	—	—	22,377,013
Total Value of Securities	$22,587,840	$435,697,398	$592,070	$458,877,308

Derivatives[1]
Liabilities:
Foreign Currency Exchange Contracts	$—	$(13,942)	$—	$(13,942)

1 Foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

During the year ended July 31, 2023, there were no transfers into or out of Level 3 investments. The Fund’s policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to the Fund's net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to the Fund's net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to the Fund's net assets at the end of the year.

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4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended July 31, 2023 and 2022 were as follows:

	Year ended
	7/31/23	7/31/22
Ordinary income	$29,385,199	$28,019,889
Long-term capital gains	—	147,450
Total	$29,385,199	$28,167,339

5. Components of Net Assets on a Tax Basis

As of July 31, 2023, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$645,617,776
Undistributed ordinary income	1,235,989
Distributions payable	(214,519)
Capital loss carryforwards*	(143,675,815)
Unrealized appreciation (depreciation) of investments and derivatives	(39,957,635)
Net assets	$463,005,796

*	A portion of the Fund's capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of market discount and premium on debt instruments, amortization of premium on callable bonds, and mark-to-market on foreign currency contracts.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of market discount on debt instruments. Results of operations and net assets were not affected by these reclassifications. For the year ended July 31, 2023, the adjustments were to decrease distributable earnings and increase paid-in capital in excess of par by $3,245.

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At July 31, 2023, the Fund has capital loss carryforwards available to offset future realized capital gains as follows:

Loss carryforward character
Short-term	Long-term	Total
$40,629,206	$103,046,609	$143,675,815

46

Notes to financial statements

Delaware High-Yield Opportunities Fund

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended
	7/31/23	7/31/22
Shares sold:
Class A	3,384,715	3,167,276
Class C	178,957	184,179
Class R	177,901	139,459
Institutional Class	14,202,010	8,458,981
Class R6	6,801,551	2,682,855

Shares issued upon reinvestment of dividends and distributions:
Class A	5,541,100	4,904,289
Class C	61,227	68,568
Class R	47,492	34,967
Institutional Class	1,366,422	1,071,822
Class R6	1,113,795	916,505
	32,875,170	21,628,901

Shares redeemed:
Class A	(15,906,485)	(19,087,300)
Class C	(697,181)	(724,845)
Class R	(123,501)	(170,652)
Institutional Class	(11,015,115)	(15,656,326)
Class R6	(6,945,124)	(5,376,510)
	(34,687,406)	(41,015,633)
Net decrease	(1,812,236)	(19,386,732)

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the table above and on the “Statements of changes in net assets.” For the years ended July 31, 2023 and 2022, the Fund had the following exchange transactions:

	Exchange Redemptions			Exchange Subscriptions
			Institutional		Institutional
	Class A	Class C	Class	Class A	Class	Class R6
	Shares	Shares	Shares	Shares	Shares	Shares	Value
Year ended
7/31/23	387,321	25,677	33,134	23,604	405,904	16,993	$1,514,093
7/31/22	519	4,602	—	4,604	521	—	19,214

47

7. Line of Credit

The Fund, along with certain other funds in the Delaware Funds (Participants), was a participant in a $355,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants were charged an annual commitment fee of 0.15%, which was allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants were permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 31, 2022.

On October 31, 2022, the Fund, along with the other Participants, entered into an amendment to the Agreement for a $355,000,000 revolving line of credit to be used as described above. It operates in substantially the same manner as the original Agreement. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The line of credit available under the Agreement expires on October 30, 2023.

The Fund had no amounts outstanding as of July 31, 2023, or at any time during the year then ended.

8. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to

48

Notes to financial statements

Delaware High-Yield Opportunities Fund

8. Derivatives (continued)

risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

During the year ended July 31, 2023, the Fund entered into foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to increase/decrease exposure to foreign currencies.

During the year ended July 31, 2023, the Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statement of assets and liabilities” and “Statement of Operations.”

The table below summarizes the average daily balance of derivative holdings by the Fund during the year ended July 31, 2023:

	Long Derivative	Short Derivative
	Volume	Volume
Foreign currency exchange contracts (average notional value)	$14,081	$3,321,058

9. Offsetting

The Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At July 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:

49

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(13,942)	$(13,942)

		Fair Value of		Fair Value of
		Non-Cash	Cash Collateral	Non-Cash	Cash Collateral
Counterparty	Net Position	Collateral Received	Received	Collateral Pledged	Pledged	Net Exposure(a)
JPMorgan Chase Bank	$(13,942)	$—	$—	$—	$—	$(13,942)

(a)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by the Fund is generally invested in an individual separate account. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of

50

Notes to financial statements

Delaware High-Yield Opportunities Fund

10. Securities Lending (continued)

deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. The Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of the Fund's cash collateral account may be less than the amount the Fund would be required to return to the borrowers of the securities and the Fund would be required to make up for this shortfall.

At July 31, 2023, the Fund had no securities out on loan.

11. Credit and Market Risk

The global outbreak of COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the outbreak, its full economic impact and ongoing effects at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on a Fund's performance.

51

Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.

IBOR is the risk that changes related to the use of the London interbank offered rate (LIBOR) and other interbank offered rate (collectively, IBORs) could have adverse impacts on financial instruments that reference LIBOR (or the corresponding IBOR). The abandonment of LIBOR could affect the value and liquidity of instruments that reference LIBOR. The use of alternative reference rate products may impact investment strategy performance. These risks may also apply with respect to changes in connection with other IBORs, such as the euro overnight index average, which are also the subject of recent reform.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Fund will usually not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that

52

Notes to financial statements

Delaware High-Yield Opportunities Fund

11. Credit and Market Risk (continued)

such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund. There were no unfunded loan commitments at the year ended July 31, 2023.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. Rule 144A securities have been identified on the “Schedule of investments.”

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In March 2020, FASB issued an Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. In March 2021,

53

the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, FASB issued ASU 2022-06 to defer the sunset date of Accounting Standards Codification Topic 848 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2022-06, but does not believe there will be a material impact.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to July 31, 2023, that would require recognition or disclosure in the Fund's financial statements.

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Report of independent
registered public accounting firm

To the Board of Trustees of Delaware Group® Income Funds and Shareholders of Delaware High-Yield Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Delaware High-Yield Opportunities Fund (one of the funds constituting Delaware Group® Income Funds, referred to hereafter as the “Fund”) as of July 31, 2023, the related statement of operations for the year ended July 31, 2023, the statement of changes in net assets for each of the two years in the period ended July 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2023 by correspondence with the custodian, transfer agents, agent banks and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 21, 2023

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

55

Other Fund information (Unaudited)

Delaware High-Yield Opportunities Fund

Liquidity Risk Management Program

The Securities and Exchange Commission (the “SEC”) has adopted Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”), which requires all open-end funds (other than money market funds) to adopt and implement a program reasonably designed to assess and manage the fund’s “liquidity risk,” defined as the risk that the fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

The Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Board has designated a member of the US Operational Risk Group of Macquarie Asset Management as the Program Administrator for each Fund in the Trust.

As required by the Liquidity Rule, the Program includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of the Fund’s liquidity risk; (2) classification of each of the Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments if, immediately after the acquisition, the Fund would hold more than 15% of its net assets in Illiquid assets. The Program also requires reporting to the SEC (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

In assessing and managing the Fund’s liquidity risk, the Program Administrator considers, as relevant, a variety of factors, including: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or to sell or dispose of the investment (for Less Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value. The Fund primarily holds assets that are classified as Highly Liquid, and therefore is not required to establish an HLIM.

At a meeting of the Board held on May 23-25, 2023, the Program Administrator provided a written report to the Board addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from April 1, 2022 through March 31, 2023. The report concluded that the Program is appropriately designed and effectively implemented and that it meets the requirements of Rule 22e-4 and the Fund’s liquidity needs. The Fund’s HLIM is set at an appropriate level and the Fund complied with its HLIM at all times during the reporting period.

56

Other Fund information (Unaudited)

Delaware High-Yield Opportunities Fund

Tax Information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended July 31, 2023, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)	100.00%

(A) is based on a percentage of the Fund's total distributions.

For the fiscal year ended July 31, 2023, certain interest income paid by the Fund, determined to be Qualified Interest Income may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the year ended July 31, 2023, the Fund has reported maximum distributions of Qualified Interest Income of $22,498,656.

The percentage of the ordinary dividends reported by the Fund that is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is 99.44%.

57

Form N-PORT and proxy voting information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities, is available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Fund's most recent Form N-PORT are available without charge on the Fund's website at delawarefunds.com/literature.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's website at delawarefunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

58

Board of trustees and officers addendum

Delaware Funds by Macquarie®

A mutual fund is governed by a Board of Trustees (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee

Shawn K. Lytle[2] 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	106	Macquarie Asset Management[3] (2015–Present) -Global Head of Macquarie Asset Management Public Investments (2019–Present) -Head of Americas of Macquarie Group (2017–Present)	None

59

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees

Jerome D. Abernathy 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	106	Stonebrook Capital Management, LLC (financial technology: macro factors and databases) -Managing Member (1993-Present)	None

Ann D. Borowiec 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1958	Trustee	Since March 2015	106	J.P. Morgan Chase & Co. (1987-2013) -Chief Executive Officer, Private Wealth Management (2011–2013)	Banco Santander International (2016–2019) Santander Bank, N.A. (2016-2019)

60

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph W. Chow 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1953	Trustee	Since January 2013	106	Private Investor
(2011–Present)
State Street Bank and Trust Company
(1996-2011)
				-Executive Vice President of Enterprise Risk Management and Emerging Economies Strategy; and Chief Risk and Corporate Administration Officer	None

H. Jeffrey Dobbs 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1955	Trustee	Since April 2019[4]	106	KPMG LLP (2002-2015) -Global Sector Chairman, Industrial Manufacturing (2010-2015)	TechAccel LLC (2015–Present) PatientsVoices, Inc. (2018–Present) Valparaiso University Board (2012-Present) Ivy Funds Complex (2019-2021)

61

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

John A. Fry 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1960	Trustee	Since January 2001	106	Drexel University -President (2010–Present)	Federal Reserve Bank of Philadelphia
(2020–Present)
Kresge Foundation
(2018-Present)
FS Credit Real Estate Income Trust, Inc.
(2018–Present)
vTv Therapeutics Inc.
(2017–Present)
Community Health Systems
(2004–Present)
Drexel Morgan & Co.
(2015–2019)

62

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Joseph Harroz, Jr. 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1967	Trustee	Since November 1998[4]	106	University of Oklahoma
-President
(2020–Present)
-Interim President
(2019–2020)
-Vice President and Dean, College of Law
(2010–2019)
Brookhaven Investments LLC (commercial enterprises)
-Managing Member
(2019–Present)
St. Clair, LLC
(commercial enterprises)
-Managing Member
				(2019–Present)	OU Medicine, Inc. (2020–Present) Big 12 Athletic Conference (2019-Present) Valliance Bank (2007–Present) Ivy Funds Complex (1998-2021)

63

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Sandra A.J. Lawrence 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1957	Trustee	Since April 2019[4]	106	Children’s Mercy Hospitals and Clinics (2005–2019) -Chief Administrative Officer (2016–2019)	Brixmor Property Group Inc.
(2021-Present)
Sera Prognostics Inc. (biotechnology)
(2021-Present)
Recology (resource recovery)
(2021-Present)
Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies)
(2018-Present)
National Association of Corporate Directors
(2017-Present)
American Shared Hospital Services (medical device)
(2017-2021)
Ivy Funds Complex (2019-2021)

64

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Frances A. Sevilla-Sacasa 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Trustee	Since September 2011	106	Banco Itaú International -Chief Executive Officer (2012–2016) Bank of America, U.S. Trust Private Wealth -President (2007-2008) U.S. Trust Corp. -President & CEO (2005-2007)	Invitation Homes Inc.
(2023-Present)
Florida Chapter of National Association of Corporate Directors
(2021-Present)
Callon Petroleum Company
(2019-Present)
Camden Property Trust
(2011-Present)
New Senior Investment Group Inc. (REIT) (2021) Carrizo Oil & Gas, Inc.
					(2018-2019)

Thomas K. Whitford 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1956	Chair and Trustee	Trustee since January 2013 Chair since January 2023	106	PNC Financial Services Group (1983–2013) -Vice Chairman (2009-2013)	HSBC USA Inc. (2014–2022) HSBC North America Holdings Inc. (2013–2022)

65

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Christianna Wood 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1959	Trustee	Since January 2019	106	Gore Creek Capital, Ltd.
-Chief Executive Officer and President
(2009–Present)
Capital Z Asset Management
-Chief Executive Officer
(2008-2009)
California Public Employees' Retirement System (CalPERS)
-Senior Investment Officer of Global Equity
(2002-2008)

The Merger Fund
(2013–2021),
The Merger Fund VL
(2013–2021),
WCM Alternatives: Event-Driven Fund
(2013–2021),
and WCM Alternatives: Credit Event Fund

(2017–2021)
Grange Insurance
(2013–Present)
H&R Block Corporation
(2008–2022)
International Securities Exchange
(2010-2018)
Vassar College Trustee
(2006-2018)

66

Board of trustees and officers addendum

Delaware Funds by Macquarie®

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Janet L. Yeomans 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1948	Trustee	Since April 1999	106	3M Company (1995-2012) -Vice President and Treasurer (2006–2012)	Temple University Hospital (2017-Present) Pennsylvania State System of Higher Education (2018-Present)

Officers

David F. Connor 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, since May 2013; General Counsel since May 2015; Secretary since October 2005	106	David F. Connor has served in various capacities at different times at Macquarie Asset Management.	None[5]

Daniel V. Geatens 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since October 2007	106	Daniel V. Geatens has served in various capacities at different times at Macquarie Asset Management.	None[5]

67

Name, Address, and Birth Year	Position(s) Held with the Trust	Length of Time Served[1]	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years

Richard Salus 100 Independence 610 Market Street Philadelphia, PA 19106-2354 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	106	Richard Salus has served in various capacities at different times at Macquarie Asset Management.	None

1 “Length of Time Served” refers to the time since the Trustee or officer began serving one or more of the Trusts in the Delaware Funds complex.

2 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Funds' investment advisor.

3 Macquarie Asset Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' investment advisor, principal underwriter, and transfer agent.

4 Includes time served on the Board of the Ivy Funds complex prior to the date when the Ivy Funds joined the Delaware Funds complex.

5 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

68

Item 2.	Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Funds by Macquarie® Internet Web site at www.delawarefunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.       An understanding of generally accepted accounting principles and financial statements;

b.       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.       Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.       An understanding of internal controls and procedures for financial reporting; and

e.       An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.       Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.       Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.       Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.       Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

H. Jeffrey Dobbs

Sandra A.J. Lawrence

Frances Sevilla-Sacasa, Chair

Item 4.	Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $169,360 for the fiscal year ended July 31, 2023.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $170,860 for the fiscal year ended July 31, 2022.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $1,362,878 for the registrant’s fiscal year ended July 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended July 31, 2022.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $2,050,189 for the registrant’s fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,040 for the fiscal year ended July 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2023.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $25,040 for the fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2022.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2023.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2023. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended July 31, 2022.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended July 31, 2022. The percentage of these fees relating to services approved by the registrant’s Audit

Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Funds by Macquarie®.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $50,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $24,428,000 and $10,812,067 for the registrant’s fiscal years ended July 31, 2023 and July 31, 2022, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Investments

(a)       Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b)       Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits
(a)	(1) Code of Ethics

Not applicable.

(2)  Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3)  Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® INCOME FUNDS

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	September 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By:	Shawn K. Lytle
Title:	President and Chief Executive Officer
Date:	September 29, 2023
/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	September 29, 2023